UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22126

Name of Fund: BlackRock Defined Opportunity Credit Trust (BHL)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Defined Opportunity Credit Trust, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2009

Date of reporting period: 08/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

AUGUST 31, 2009

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT AUGUST 31, 2009

Dear Shareholder

The past 12 months reveal two distinct economic and market backdrops — one of extreme investor pessimism and decided weakness, and another of increased optimism amid growing signs of recovery. The start of the period was characterized by the former. September through December 2008 saw the surge of the economic storm that sparked the worst recession in decades. The months featured, among others, the infamous collapse of Lehman Brothers,

uniformly poor economic data and plummeting investor confidence that resulted in massive government intervention (on a global scale) in the financial sys-

tem and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March before embarking on a rally that resulted in strong year-to-date returns for all major indexes. June saw a brief correction, though it appeared to be induced more by profit-taking and portfolio rebal-

ancing than by a change in the economic outlook. The experience in international markets was similar to that in the United States. Notably, emerging mar-

kets staged a strong comeback in 2009 as these areas of the globe have generally seen a stronger acceleration in economic activity.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but more recently, ongoing concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields higher. At the same time, relatively attractive yields and dis-

tressed valuations among non-Treasury assets, coupled with a more favorable macro environment, drew in sidelined investors and triggered a sharp recovery in these sectors. This was particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. The municipal bond market enjoyed strong returns in 2009 as well, buoyed by a combination of attractive valuations, robust retail investor demand and a slow-

down in forced selling. Moreover, the Build America Bond program has alleviated supply pressures, creating a more favorable technical environment. In par-

ticular, August marked the municipal market’s best monthly performance in more than 20 years, as the asset class has regained year-to-date all that was lost during 2008.

Overall, results for the major benchmark indexes were mixed. Higher-risk assets (i.e., equities and high yield bonds) and Treasuries reflected a bifurcated market, while less-risky fixed income investments posted stable, modest returns.

Total Returns as of August 31, 2009	6-month	12-month
US equities (S&P 500 Index)	40.52%	(18.25)%
Small cap US equities (Russell 2000 Index)	48.25	(21.29)
International equities (MSCI Europe, Australasia, Far East Index)	53.47	(14.95)
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(1.61)	6.77
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.95	7.94
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.61	5.67
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.31	7.00
* Formerly a Merrill Lynch Index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.
The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market tur-
bulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We invite you to visit www.blackrock.com/funds for our most current views on the economy and financial markets. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of

BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of

BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of August 31, 2009 BlackRock Defined Opportunity Credit Trust

Investment Objective

BlackRock Defined Opportunity Credit Trust (BHL) (the “Fund”) seeks high current income, with a secondary objective of long-term capital appreciation.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Fund returned (2.65)% based on market price and (2.16)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (7.95)% on a market price basis and (13.39)% on a
NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund maintained relatively defensive sector positioning and relatively low levels of lever-
age (less than 20%). On balance, that positioning benefited the Fund relative to its more highly levered Lipper competitors, although returns would have been higher over the trailing six-month period had the Fund maintained a higher leverage balance. The Fund’s conservative positioning was a detractor dur-
ing the last six months given the market’s strong returns. During the period, the Fund moved from a larger cash and short-term investment balance, which benefited performance in 2008, to a balance of less than 3%, which has benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on New York Stock Exchange (“NYSE”)						BHL
	Initial Offering Date					January 31, 2008
	Yield on Closing Market Price as of August 31, 2009 ($11.03)[1]						6.53%
	Current Monthly Distribution per Share[2]						$0.06
	Current Annualized Distribution per Share[2]						$0.72
	Leverage as of August 31, 2009[3]						19%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution rate is not constant and is subject to change.
	[3] Represents loans outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to
	borrowings), minus the sum of liabilities (other than borrowing representing financial leverage). For a discussion of leveraging techniques utilized by
	the Fund, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
			8/31/09	8/31/08	Change	High	Low
	Market Price		$11.03	$12.66	(12.88)%	$13.29	$6.53
	Net Asset Value		$12.53	$14.31	(12.44)%	$14.35	$8.36
	The following unaudited charts show the portfolio composition of the Fund’s long-term investments:
	Portfolio Composition
		8/31/09	8/31/08
	Floating Rate Loan Interests	94%	99%
	Corporate Bonds	6	1

4 ANNUAL REPORT AUGUST 31, 2009

Fund Summary as of August 31, 2009 BlackRock Diversified Income Strategies Fund, Inc.

Investment Objective

BlackRock Diversified Income Strategies Fund, Inc. (DVF) (the “Fund”) seeks to provide investors with a high current income by investing primarily in a diversified portfolio of floating rate debt securities and instruments, including floating or variable rate loans, bonds, preferred securities (including convert-
ible preferred securities), notes or other debt securities or instruments that pay a floating rate of interest.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Fund returned (16.27)% based on market price and (23.82)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (7.95)% on a market price basis and (13.39)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between perform-
ance based on price and performance based on NAV. Unlike other funds in the Lipper category, the Fund invests a significant amount of its portfolio in fixed-rate, high yield corporate bonds, and a portion in high yield floating rate loan interests (“FRNs”). During the 12 months, fixed-rate, high yield bonds outperformed leveraged loans and this contributed to performance. Conversely, the Fund’s credit quality has generally been skewed towards the lower credit quality tiers, which had a negative impact on performance during the market’s fall in 2008. Though it has benefited the Fund in 2009 as markets rallied, on balance, the positioning detracted relative to the Lipper category. The Fund’s allocation to high yield FRNs also hampered results as these issues underper-
formed. During the period, the Fund moved from a larger cash and short-term investment balance, which benefited performance in 2008, to a balance of less than 3%, which further benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							DVF
	Initial Offering Date						January 31, 2005
	Yield on Closing Market Price as of August 31, 2009 ($8.80)[1]							11.93%
	Current Monthly Distribution per Share[2]							$0.0875
	Current Annualized Distribution per Share[2]							$1.0500
	Leverage as of August 31, 2009[3]							14%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	2 A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Share was decreased to $0.0785. The Yield on
	Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate.
	The new distribution rate is not constant and is subject to further change in the future.
	[3] Represents loans outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to
	any borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized
	by the Fund, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
				8/31/09	8/31/08	Change	High	Low
	Market Price			$8.80	$12.77	(31.09)%	$13.04	$4.70
	Net Asset Value			$8.74	$13.94	(37.30)%	$13.94	$5.35
	The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations
	of the Fund’s corporate bond investments:
	Portfolio Composition			Credit Quality Allocations[4]
	8/31/09		8/31/08				8/31/09	8/31/08
	Corporate Bonds	49%	50%	AAA/Aaa			—	3%
	Floating Rate Loan Interests	49	47	BBB/Baa			—	1
	Common Stocks	2	3	BB/Ba			17%	7
				B/B			37	61
				CCC/Caa			34	20
				CC/Ca			4	2
				D			3	—
				Not Rated			5	6
				[4] Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors
				Service (“Moody’s”) ratings.

ANNUAL REPORT AUGUST 31, 2009 5

Fund Summary as of August 31, 2009 BlackRock Floating Rate Income Strategies Fund, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (the “Fund”) seeks high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Fund returned (3.88)% based on market price and (8.88)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (7.95)% on a market price basis and (13.39)% on a NAV basis. The per-
formance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group includes unleveraged continuously offered closed-
end funds. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund maintained relatively defensive sector positioning and low levels of leverage (less than 20%). On balance, that positioning benefited the Fund versus its more highly levered Lipper competitors. The Fund also had about 20% of its portfolio in high yield corporate bonds, which was beneficial as high yield outperformed loans. During the last six months, however, the Fund’s conservative position-
ing was a detractor given the market’s strong returns. During the period, the Fund moved from a larger cash and short-term investment balance, which bene-
fited performance in 2008, to a balance of less than 3%, which further benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							FRA
	Initial Offering Date						October 31, 2003
	Yield on Closing Market Price as of August 31, 2009 ($12.26)[1]							8.79%
	Current Monthly Distribution per Share[2]						$0.089835
	Current Annualized Distribution per Share[2]						$1.078020
	Leverage as of August 31, 2009[3]							14%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	2 A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Share was decreased to $0.081500. The Yield
	on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate.
	The new distribution rate is not constant and is subject to further change in the future.
	[3] Represents loans outstanding as a percentage of managed assets, which is the total assets of the Fund, including any assets attributable to
	any borrowing that may be outstanding, minus the sum of accrued liabilities (other than debt representing financial leverage). For a discussion
	of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
				8/31/09	8/31/08	Change	High	Low
	Market Price			$12.26	$14.49	(15.39)%	$14.68	$7.79
	Net Asset Value			$12.93	$16.12	(19.79)%	$16.12	$8.96
	The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of
	the Fund’s corporate bond investments:
	Portfolio Composition			Credit Quality Allocations[4]
	8/31/09		8/31/08				8/31/09	8/31/08
	Floating Rate Loan Interests	75%	73%	AA/Aa			—	5%
	Corporate Bonds	24	26	BBB/Baa			12%	11
	Common Stocks	1	1	BB/Ba			15	11
				B/B			46	59
				CCC/Caa			21	8
				D/D			4	—
				Not Rated			2	6
				[4] Using the higher of S&P’s or Moody’s ratings.

6 ANNUAL REPORT AUGUST 31, 2009

Fund Summary as of August 31, 2009 BlackRock Limited Duration Income Trust

Investment Objective

BlackRock Limited Duration Income Trust (BLW) (the “Fund”) seeks to provide current income and capital appreciation.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Fund returned 6.40% based on market price and (1.57)% based on NAV. For the same period, the closed-
end Lipper High Current Yield Funds (Leveraged) category posted an average return of (2.57)% on a market price basis and (10.55)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund’s Lipper category is composed primarily of high yield securities. The Fund tends to invest 25% to
30% of its portfolio in investment-grade bonds, which helped relative performance as these securities outperformed high yield securities. Exposure to mort-
gage-backed securities and an overall conservative positioning in high yield securities also aided results. At the same time, the Fund typically invests about
30% to 40% of its portfolio in bank loans; this detracted modestly from relative performance as loans underperformed high yield securities during the period. The Fund’s allocation to investment-grade credit, while performing strongly, was a detractor in the last six months of the period when returns trailed that of high yield securities. During the period, the Fund moved from a larger cash and short-term investment balance, which benefited performance in
2008, to a balance of less than 18%, which further benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Symbol on NYSE							BLW
Initial Offering Date						July 30, 2003
Yield on Closing Market Price as of August 31, 2009 ($14.09)[1]							7.03%
Current Monthly Distribution per Share[2]							$0.0825
Current Annualized Distribution per Share[2]							$0.9900
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Share was decreased to $0.0700. The Yield on
Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate.
The new distribution rate is not constant and is subject to further change in the future.
The table below summarizes the Fund’s market price and net asset value per share:
			8/31/09	8/31/08	Change	High	Low
Market Price			$14.09	$14.57	(3.29)%	$14.83	$ 8.83
Net Asset Value			$14.95	$16.71	(10.53)%	$16.81	$11.86
The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond and US government securities investments:
Portfolio Composition			Credit Quality Allocations[3]
	8/31/09	8/31/08				8/31/09	8/31/08
Floating Rate Loan Interests	45%	46%	AAA/Aaa[4]			53%	47%
Corporate Bonds	24	32	BBB/Baa			6	8
U.S. Government Sponsored			BB/Ba			11	10
Agency Obligations	26	16	B			10	25
U.S. Treasury Obligations	1	4	CCC/Caa			16	7
Foreign Agency Obligations	2	2	C			1	—
Asset-Backed Securities	2	—	D			1	—
			Not Rated			2	3
			[3] Using the higher of S&P’s or Moody’s ratings.
			[4] Includes US Government Sponsored Agency securities and
			US Treasury Obligations, which are deemed AAA/Aaa by the
			investment advisor.

ANNUAL REPORT AUGUST 31, 2009 7

Fund Summary as of August 31, 2009 BlackRock Senior Floating Rate Fund, Inc.

Investment Objective

BlackRock Senior Floating Rate Fund, Inc. (the “Fund”) is a continuously offered closed-end fund that seeks high current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Fund returned (4.69)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (13.39)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund maintained relatively defensive sector positioning and no leverage, which benefited performance over the 12 months versus its Lipper competitors, many of which employ leverage. The Fund also had about 9% of its portfolio in high yield bonds, which was beneficial as high yield outperformed loans. During the last six months, however, the Fund’s conservative positioning was a detractor given the market’s strong returns. During the period, the Fund moved from a larger cash and short-term investment balance, which benefited performance in 2008, to a balance of less than 8%, which further benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information[1]
Initial Offering Date						November 3, 1989
Yield based on Net Asset Value as of August 31, 2009 ($7.16)[2]							3.60%
Current Monthly Distribution per Share[3]							$0.021903
Current Annualized Distribution per Share[3]							$0.257890
[1] The Fund is a continuously offered closed-end fund that does not trade on an exchange.
[2] Yield based on net asset value is calculated by dividing the current annualized distribution per share by the net asset value.
Past performance does not guarantee future results.
[3] The distribution is not constant and is subject to change.
The table below summarizes the change in the Fund’s NAV per share:
			8/31/09	8/31/08	Change	High	Low
Net Asset Value			$7.16	$7.98	(10.28)%	$7.98	$5.54
Expense Example for Continuously Offered Closed-End Funds
		Actual			Hypothetical[5]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value		Expenses Paid
	March 1, 2009	August 31, 2009	During the Period[4]	March 1, 2009 August 31, 2009 During the Period[4]
BlackRock Senior Floating Rate, Inc.	$1,000	$1,232.80	$8.72	$1,000	$1,017.39		$7.88
[4] Expenses are equal to the annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the Master LLC in which it invests.
[5] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses for Continuously Offered Closed-End Funds” on page 11 for further information on how expenses were calculated.

8 ANNUAL REPORT AUGUST 31, 2009

Fund Summary as of August 31, 2009 BlackRock Senior Floating Rate Fund II, Inc.

Investment Objective

BlackRock Senior Floating Rate Fund II, Inc. (the “Fund”) is a continuously offered closed-end fund that seeks high current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Fund returned (4.70)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (13.39)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund maintained relatively defensive sector positioning and no leverage, which benefited performance over the 12 months versus its Lipper competitors, many of which employ leverage. The Fund also had about 9% of its portfolio in high yield bonds, which was beneficial as high yield outperformed loans. During the last six months, however, the Fund’s conservative positioning was a detractor given the market’s strong returns. During the period, the Fund moved from a larger cash and short-term investment balance, which benefited performance in 2008, to a balance of less than 8%, which further benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information[1]
Initial Offering Date							March 26, 1999
Yield based on Net Asset Value as of August 31, 2009 ($7.76)[2]							3.44%
Current Monthly Distribution per Share[3]							$0.022653
Current Annualized Distribution per Share[3]							$0.266721
[1] The Fund is a continuously offered closed-end fund that does not trade on an exchange.
[2] Yield based on net asset value is calculated by dividing the current annualized distribution per share by the net asset value.
Past performance does not guarantee future results.
[3] The distribution is not constant and is subject to change.
The table below summarizes the change in the Fund’s NAV per share:
			8/31/09	8/31/08	Change	High	Low
Net Asset Value			$7.76	$8.67	(10.50)%	$8.67 $6.02
Expense Example for Continuously Offered Closed-End Funds
		Actual			Hypothetical[5]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value		Expenses Paid
	March 1, 2009	August 31, 2009	During the Period[4]	March 1, 2009 August 31, 2009			During the Period[4]
BlackRock Senior Floating Rate II, Inc.	$1,000	$1,233.70	$9.46	$1,000	$1,016.74		$8.54
[4] Expenses are equal to the annualized expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the Master LLC in which it invests.
[5] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses for Continuously Offered Closed-End Funds” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT AUGUST 31, 2009 9

The Benefits and Risks of Leveraging

BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc.
and BlackRock Limited Duration Income Trust (each a “Fund” and collec-
tively, the “Funds”) may utilize leverage to seek to enhance the yield and
NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through borrowings or through entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from lever-
age is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-
term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn the income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore Common
Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the
Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other fac-
tors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s borrowings do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s
NAV positively or negatively in addition to the impact on Fund performance from leverage from borrowings.

The use of leverage may enhance opportunities for increased income to the Funds and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in each Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Funds to incur losses. The use of leverage may limit a
Funds’ ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by the shareholders of each Fund and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through their credit facility up to 33 1 / 3 % of their total managed assets. As of August 31, 2009, BlackRock Limited Duration Income Trust
had no outstanding leverage and the other Funds had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of
Leverage
BHL	19%
DVF	14%
FRA	14%

10 ANNUAL REPORT AUGUST 31, 2009

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including swap agreements, financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instru-

ment. The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instru-
ments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the
Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of BlackRock Senior Floating Rate Fund, Inc. and
BlackRock Senior Floating Rate Fund II, Inc. may incur the following charges:
(a) expenses related to transactions, including early withdrawal fees; and
(b) operating expenses, including administration fees, and other Fund expenses. The examples on the previous pages (which are based on a hypo-
thetical investment of $1,000 invested on March 1, 2009 and held through
August 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as early withdrawal fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders deter-
mine the relative total expenses of owning different funds. If these trans-
actional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT AUGUST 31, 2009 11

Schedule of Investments August 31, 2009
Common Stocks		Shares	Value
Capital Markets — 0.4%
E*Trade Financial Corp. (a)	273,000 $		480,480
Total Common Stocks — 0.4%			480,480
		Par
Corporate Bonds		(000)
Chemicals — 0.2%
Nalco Co., 8.25%, 5/15/17 (b)	USD	250	261,250
Commercial Services & Supplies — 0.4%
Clean Harbors, Inc., 7.63%, 8/15/16 (b)		400	401,000
Containers & Packaging — 0.5%
Crown Americas LLC, 7.63%, 5/15/17 (b)		280	277,900
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		280	278,600
			556,500
Diversified Financial Services — 0.2%
FCE Bank Plc:
7.13%, 1/16/12	EUR	100	129,742
7.13%, 1/15/13		50	62,720
			192,462
Diversified Telecommunication Services — 0.8%
PAETEC Holding Corp., 8.88%, 6/30/17 (b)	USD	250	238,125
Qwest Corp., 3.88%, 6/15/13 (c)		750	693,750
			931,875
Food Products — 0.4%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		440	448,800
Hotels, Restaurants & Leisure — 0.2%
MGM Mirage, 11.13%, 11/15/17 (b)		240	259,800
IT Services — 0.3%
SunGard Data Systems, Inc., 4.88%, 1/15/14		383	344,700
Independent Power Producers & Energy Traders — 1.0%
Calpine Construction Finance Co., LP, 8.00%, 6/01/16 (b)		1,165	1,159,175
Machinery — 0.2%
CPM Holdings, Inc., 10.63%, 9/01/14 (b)		200	202,000
Media — 1.2%
Cablevision Systems Corp., Series B, 8.00%, 4/15/12		710	725,975
DIRECTV Holdings LLC, 8.38%, 3/15/13		650	666,250
			1,392,225
Paper & Forest Products — 0.2%
Verso Paper Holdings LLC, 11.50%, 7/01/14 (b)		200	196,000
Textiles, Apparel & Luxury Goods — 0.6%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	450	616,094
Wireless Telecommunication Services — 1.3%
Cricket Communications, Inc., 7.75%, 5/15/16 (b)	USD	1,500	1,455,000
Total Corporate Bonds — 7.5%			8,416,881
Floating Rate Loan Interests
Aerospace & Defense — 1.0%
Avio SpA:
Facility B2, 2.39%, 12/15/14		468	393,380
Facility C2, 3.01%, 12/14/15		500	420,000
Hawker Beechcraft Acquisition Co., LLC:
LC Facility Deposit, 2.28%, 3/26/14		23	17,391
Term Loan, 2.26% – 2.60%, 3/26/14		395	294,670
			1,125,441

BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)
		Par
Floating Rate Loan Interests		(000)	Value
Auto Components — 3.6%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14	USD	2,172 $	1,854,027
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		1,301	995,881
Delphi Corp. (a)(d):
Initial Tranche Term Loan C, 9.50%, 12/31/09		908	499,164
Subsequent Tranche Term Loan C, 9.50%, 12/31/09		92	50,836
The Goodyear Tire & Rubber Co., Loan (Second Lien),
2.02%, 4/30/14		750	691,875
			4,091,783
Automobiles — 0.4%
Ford Motor Co., Term Loan, 3.28% – 3.51%, 12/15/13		498	431,615
Building Products — 1.6%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14		741	676,428
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2 Term Loan, 2.74%, 12/04/13	EUR	997	1,076,830
			1,753,258
Capital Markets — 0.4%
Nuveen Investments, Inc., Term Loan, 3.49% – 3.50%,
11/13/14	USD	598	485,499
Chemicals — 7.6%
Ashland, Inc., Term B Borrowing, 7.65%, 5/13/14		800	813,373
Brenntag Holding GmbH & Co. KG, Facility B2, 2.27%,
1/20/14		978	929,090
Cognis GmbH, Facility C, 2.62%, 9/15/13		1,000	847,500
Huish Detergents Inc., Tranche B Term Loan, 2.02%,
4/26/14		987	941,326
Matrix Acquisition Corp. (fka MacDermid, Inc.), Tranche B
Term Loan, 2.26%, 4/12/14		1,557	1,292,256
Nalco Co., Term Loan, 6.50%, 5/06/16		1,225	1,241,844
PQ Corp. (fka Niagara Acquisition, Inc.):
Loan (Second Lien), 6.77%, 7/30/15		1,000	550,000
Original Term Loan (First Lien), 3.52% – 3.75%,
7/31/14		1,239	1,021,448
Solutia Inc., Loan, 7.25%, 2/28/14		987	977,389
			8,614,226
Commercial Services & Supplies — 4.2%
ARAMARK Corp.:
LC Facility Letter of Credit, 0.22%, 1/26/14		120	111,797
U.S. Term Loan, 2.47%, 1/26/14		1,881	1,759,753
Alliance Laundry Systems LLC, Term Loan, 2.79% – 4.75%,
1/27/12		737	706,447
Casella Waste Systems, Inc., Term B Loan, 7.00%,
4/09/14		500	501,250
Kion Group GmbH (formerly Neggio Holdings 3 GmbH):
Facility B, 2.51%, 12/29/14		500	317,188
Facility C, 2.76%, 12/29/15		500	317,188
Synagro Technologies, Inc., Term Loan (First Lien),
2.26% – 2.27%, 4/02/14		987	777,582
West Corp., Term B-2 Loan, 2.64% – 2.65%, 10/24/13		209	198,498
			4,689,703
Computers & Peripherals — 0.8%
Intergraph Corp., Initial Term Loan (First Lien), 2.37%,
5/29/14		1,000	960,000
Containers & Packaging — 3.9%
Crown Americas LLC, Additional Term B Dollar Loan,
2.02%, 11/15/12		495	487,887
Graham Packaging Co., L.P., Term Loan B, 2.56%, 10/07/11		449	436,509
Graphic Packaging International, Inc., Incremental Term
Loan, 3.08% – 3.35%, 5/16/14		1,480	1,442,975
Smurfit Kappa Acquisitions (JSG):
C1 Term Loan Facility, 4.12% – 4.87%, 12/01/14	EUR	484	662,379
Term B1, 3.87% – 4.73%, 12/02/13		486	665,768
Smurfit-Stone Container Enterprises, Inc., U.S. Term
Loan Debtor in Possession, 10.00%, 1/28/10		720	726,993
			4,422,511

See Notes to Financial Statements.

12 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Diversified Consumer Services — 1.3%
Coinmach Laundry Corp., Delay Draw Term Loan,
3.28% – 3.43%, 11/14/14	USD	1,730	$ 1,470,989
Diversified Telecommunication Services — 4.7%
BCM Ireland Holdings Ltd. (Eircom):
Facility B, 2.37%, 9/30/15	EUR	492	641,866
Facility C, 2.62%, 9/30/16		492	641,938
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14	USD	506	307,082
Integra Telecom Holdings, Inc., Term Loan (First Lien),
10.50%, 8/31/13		1,972	1,932,952
PAETEC Holding Corp., Replacement Term Loan, 2.76%,
2/28/13		193	182,138
Time Warner Telecom Holdings Inc., Term Loan B,
2.02%, 1/07/13		152	148,532
Wind Finance SL SA, Euro Facility (Second Lien), 7.70%,
12/17/14	EUR	1,000	1,437,910
			5,292,418
Electrical Equipment — 0.4%
Baldor Electric Co., Term Loan, 5.25%, 1/31/14	USD	500	493,214
Electronic Equipment, Instruments &
Components — 2.2%
Flextronics International Ltd.:
A Closing Date Loan, 2.53% – 2.85%, 10/1/2014		761	682,443
Delay Draw Term Loan, 2.76%, 10/01/14		219	196,104
L-1 Identity Solutions Operating Co., Term Loan, 6.75%,
8/05/13		678	678,839
Matinvest 2 SAS/Butterfly Wendel US, Inc.
(Deutsche Connector):
B-2 Facility, 2.97%, 6/22/14		886	496,037
C-2 Facility 3.22%, 6/22/15		732	409,854
			2,463,277
Energy Equipment & Services — 0.8%
Dresser, Inc., Term B Loan, 2.68%, 5/04/14		513	478,350
Volnay Acquisition Co., I (aka CGG) B1 Term Loan Facility,
3.93% – 4.58%, 1/12/14		421	407,944
			886,294
Food & Staples Retailing — 1.9%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots),
Facility B1, 3.53%, 7/09/15	GBP	1,000	1,394,856
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15	USD	500	517,500
Wm. Bolthouse Farms, Inc., Term Loan (First Lien),
2.56%, 12/16/12		189	182,345
			2,094,701
Food Products — 2.7%
Dole Food Co. Inc.:
Credit-Linked Deposit, 0.51%, 4/12/13		127	128,241
Tranche B Term Loan, 8.00%, 4/12/13		223	224,177
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%,
4/12/13		830	835,304
Wm. Wrigley Jr. Co., Tranche B Term Loan, 6.50%,
10/06/14		1,894	1,915,765
			3,103,487
Health Care Equipment & Supplies — 2.9%
Bausch & Lomb, Inc.:
Delayed Draw Term Loan, 3.51% – 3.85%,
4/24/2015		98	92,698
Parent Term Loan, 3.85%, 4/24/15		386	365,232
Biomet, Inc., Dollar Term Loan, 3.26% – 3.61%,
3/25/15		1,323	1,268,924

		Par
Floating Rate Loan Interests		(000)	Value
Health Care Equipment & Supplies (concluded)
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Term Loan, 3.26% – 3.60%, 5/20/14	USD	985	$ 940,675
Hologic, Inc., Tranche B Term Loan, 3.56%, 3/31/13		141	136,067
Iasis Healthcare:
Delayed Draw Term Loan, 2.26%, 3/14/14		120	113,037
Initial Term Loan, 2.26%, 3/14/14		347	326,645
Synthetic Line of Credit, 0.16%, 3/14/14		32	30,448
			3,273,726
Health Care Providers & Services — 10.9%
CCS Medical, Inc. (Chronic Care), Term Loan (First Lien),
4.35%, 9/30/12 (a)(d)		275	124,094
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.51%, 7/25/14		164	153,120
Funded Term Loan, 2.51% — 2.62%, 7/25/14		3,233	3,011,726
DaVita Inc., Tranche B-1 Term Loan, 1.77% – 2.10%,
10/05/12		800	767,666
Fresenius AG:
Term Loan B1, 6.75%, 7/06/14		712	715,118
Term Loan B2, 6.75%, 7/06/14		430	431,963
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/17/12		3,667	3,423,345
HealthSouth Corp., Term Loan, 2.52% – 2.53%, 3/10/13		1,753	1,695,173
Surgical Care Affiliates, LLC, Term Loan, 2.60%, 12/29/14		343	309,417
Symbion, Inc.:
Tranche A Term Loan, 3.51%, 8/23/13		474	414,358
Tranche B Term Loan, 3.51%, 8/25/14		474	414,358
Vanguard Health Holding Co. II, LLC (Vanguard Health System,
Inc.), Replacement Term Loan, 2.51%, 9/23/11		858	834,974
			12,295,312
Health Care Technology — 0.4%
Sunquest Information Systems, Inc. (Misys Hospital Systems,
Inc.), Term Loan, 3.52% – 3.74%, 10/13/14		491	447,856
Hotels, Restaurants & Leisure — 3.4%
BLB Worldwide Holdings, Inc. (Wembley, Inc.), First Priority
Term Loan, 4.75%, 9/01/09 (a)(d)		1,000	550,000
Harrah’s Operating Co., Inc., Term B-2 Loan, 3.50%,
1/28/15		1,525	1,228,509
Penn National Gaming, Inc., Term Loan B, 2.03% – 2.21%,
10/03/12		936	910,054
QCE, LLC (Quiznos), Term Loan (First Lien), 2.88%,
5/05/13		987	735,522
VML US Finance LLC (aka Venetian Macau), Term B:
Delayed Draw Project Loan, 6.10%, 5/25/12		180	164,908
Funded Project Loan, 6.10%, 5/27/13		318	291,270
			3,880,263
Household Durables — 2.3%
Jarden Corp., Term Loan B3, 3.10%, 1/24/12		1,428	1,409,490
Yankee Candle Co., Inc., Term Loan, 2.27%, 2/06/14		1,221	1,132,407
			2,541,897
Household Products — 0.3%
VI-JON, Inc. (VJCS Acquisition, Inc.), Tranche B Term Loan,
2.28%, 4/24/14		341	311,733
IT Services — 6.0%
Amadeus Global Travel Distribution SA, GmbH
(WAM Acquisition):
Term Loan B, 2.28%, 7/01/13		955	835,558
Term Loan C, 2.78%, 7/01/14		955	835,558
Ceridian Corp., U.S. Term Loan, 3.27%, 11/09/14		1,977	1,692,520
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01% – 3.02%,
9/24/14		741	616,994
Initial Tranche B-2 Term Loan, 3.01% – 3.02%,
9/24/14		1,027	854,350
Initial Tranche B-3 Term Loan, 3.01% – 3.02%,
9/24/14		986	819,922

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 13

Schedule of Investments (continued) BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
IT Services (concluded)
SunGard Data Systems Inc:
(Solar Capital Corp.), New US Term Loan, 6.75%,
2/28/14	USD	898	$ 892,270
Term Loan B, 3.95% – 4.09%, 2/28/16		226	218,615
			6,765,787
Independent Power Producers & Energy Traders — 6.0%
Dynegy Holdings Inc.:
Term LC Facility Term Loan, 4.02%, 4/02/13		208	199,925
Tranche B Term Loan, 4.02%, 4/02/13		17	16,176
Mirant North America, LLC, Term Loan, 2.01%, 1/03/13		677	646,844
NRG Energy, Inc.:
Credit-Linked Deposit, 0.50%, 2/01/13		164	154,241
Term Loan, 2.01% – 2.35%, 2/01/13		1,597	1,506,337
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.78% – 3.79%,
10/10/14		494	375,226
Initial Tranche B-2 Term Loan, 3.78% – 3.79%,
10/10/14		499	379,036
Initial Tranche B-3 Term Loan, 3.78% – 3.79%,
10/10/14		4,679	3,540,677
			6,818,462
Industrial Conglomerates — 0.7%
Sequa Corp., Term Loan, 3.65% – 3.88%, 12/03/14		989	842,978
Insurance — 0.6%
Alliant Holdings I, Inc., Term Loan, 3.60%, 8/21/14		736	676,749
Internet & Catalog Retail — 0.2%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/04/14		236	233,672
Life Sciences Tools & Services — 0.9%
Life Technologies Corp., Term B Facility, 5.25%,
11/20/15		991	1,000,531
Machinery — 3.1%
LN Acquisition Corp. (Lincoln Industrial):
Delayed Draw Term Loan (First Lien), 2.83%,
7/11/14		254	227,803
Initial U.S. Term Loan (First Lien), 2.78% – 2.83%,
7/11/14		677	607,474
Navistar Financial Corp., Tranche A Term Loan, 2.31%,
3/27/10		299	290,244
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.36% – 3.51%,
1/19/12		533	496,000
Term Advance, 3.51%, 1/19/12		1,467	1,364,000
Oshkosh Truck Corp., Term Loan B, 6.60% – 6.64%,
12/06/13		504	501,171
			3,486,692
Media — 28.9%
AlixPartners, LLP, Tranche C Term Loan, 2.28% – 2.51%,
10/12/13		500	486,250
Alpha Topco Ltd. (Formula One), Facility B2, 2.51%,
12/31/13		938	789,013
Bresnan Communications, LLC, Additional Term Loan B
(First Lien), 2.51% – 2.61%, 6/30/13		448	429,360
CSC Holdings Inc. (Cablevision), Incremental B Term Loan,
2.02% – 2.07%, 3/29/13		1,719	1,662,067
Catalina Marketing Corp., Initial Term Loan, 3.03%,
10/01/14		797	748,603
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,900	1,824,000
Cequel Communications, LLC, Term Loan, 2.27%,
11/05/13		2,463	2,326,430

		Par
Floating Rate Loan Interests		(000)	Value
Media (concluded)
Charter Communications Operating, LLC:
Replacement Term Loan, 6.25%, 3/06/14 (a)(d)	USD	1,284	$ 1,191,296
Term Loan B1, 7.94%, 3/25/14		1,500	1,499,250
FoxCo Acquisition Sub, LLC, Term Loan, 7.25%, 7/14/15		672	550,729
Gray Television, Inc., Term Loan B, 3.78%, 12/31/14		480	346,190
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.26%,
6/12/14		2,011	1,556,311
Hanley-Wood, LLC (FSC Acquisition), Term Loan,
2.52% – 2.54%, 3/08/14		495	208,715
Hargray Acquisition Co./DPC Acquisition LLC/HCP
Acquisition LLC, Term Loan (First Lien), 2.72%, 6/27/14		487	443,974
Harland Clarke Holdings Corp. (fka Clarke American Corp.),
Tranche B Term Loan, 2.76% – 3.10%, 6/30/14		525	428,700
Insight Midwest Holdings, LLC, B Term Loan, 2.28%,
4/07/14		500	477,143
Intelsat Corp. (fka PanAmSat Corp.):
B-2-B Term Loan, 2.78%, 1/03/14		660	624,349
B-2-C Term Loan, 2.78%, 1/03/14		660	624,349
Tranche B-2-A Term Loan, 2.78%, 1/03/14		660	624,539
Lamar Advertising Co.:
Term Loan B, 5.50%, 9/30/12		250	246,250
Term Loan E, 5.50%, 3/15/13		741	734,145
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.53%, 3/06/15	EUR	1,010	818,408
Facility C1, 3.78%, 3/04/16		1,010	818,408
Local TV Finance, LLC Term Loan, 2.27%, 5/07/13	USD	964	658,440
MCC Iowa LLC (Mediacom Broadband Group):
Tranche D-1 Term Loan, 2.01%, 1/31/15		376	351,197
Tranche E Term Loan, 6.50%, 11/30/15		823	823,951
NTL Cable Plc B-7 Facility Term Loan, 5.39%, 3/09/12		469	709,198
NV Broadcasting, LLC:
Term Loan, Debtor in Possession, 13.00%,
2/28/10	USD	239	236,238
Term Loan (First Lien), 5.25%, 11/01/13 (a)(d)		1,639	409,710
Newsday, LLC:
Fixed Rate Term Loan, 9.75%, 8/01/13		250	254,375
Floating Rate Term Loan, 6.01%, 8/01/13		500	493,750
Nielson Finance LLC:
Class A Dollar Term Loan, 2.28%, 8/09/13		763	709,903
Class B Dollar Term Loan, 4.03%, 5/01/16		1,592	1,492,607
Parkin Broadcasting, LLC Term Loan, 5.25%,
11/01/13 (a)(d)		336	84,042
Sunshine Acquisition Ltd. (aka HIT Entertainment), Term
Facility, 2.73%, 6/01/12		1,751	1,455,341
TWCC Holding Corp., Term Loan, 7.25%, 9/14/15		1,395	1,402,854
Tribune Co., Debtor in Possession Term Loan, 9.00%,
4/07/10		350	351,750
UPC Financing Partnership, Facility U, 4.54%,
12/31/17	EUR	1,600	2,093,070
Virgin Media Investment Holdings Ltd. (fka NTL):
B-1 Facility Term Loan, 3.89%, 7/30/12	GBP	206	308,698
C Facility, 3.62%, 7/17/13		165	236,378
Term Loan B, 5.39%, 3/09/12		281	424,260
World Color Press Inc. and World Color (USA) Corp. (fka
Quebecor World Inc.), Advance, 9.00%, 7/21/12	USD	650	645,125
			32,599,366
Metals & Mining — 0.8%
Essar Steel Algoma Inc. (fka Algoma Steel Inc.), Term
Loan, 2.77%, 6/20/13		990	890,909

See Notes to Financial Statements.

14 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Multi-Utilities — 0.4%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
First Lien Term Loan B, 3.13%, 11/01/13	USD	443 $	407,773
Synthetic Letter of Credit, 0.48%, 11/01/13		57	52,540
			460,313
Multiline Retail — 1.3%
Dollar General Corp., Tranche B-1 Term Loan,
3.01% – 3.24%, 7/07/14		1,500	1,458,958
Oil, Gas & Consumable Fuels — 0.7%
Big West Oil, LLC, Initial Advance Loan, 4.50%, 5/15/14		352	323,806
Vulcan Energy Corp. (fka Plains Resources Inc.),
Term B3 Loan, 5.50%, 8/12/11		500	493,125
			816,931
Paper & Forest Products — 3.1%
Georgia-Pacific LLC, Term B Loan, 2.34% – 2.65%,
12/20/12		2,291	2,213,236
NewPage Corp., Term Loan, 4.06%, 12/22/14		1,389	1,286,169
			3,499,405
Personal Products — 0.9%
American Safety Razor Co., LLC Loan (Second Lien),
6.52%, 1/30/14		1,250	975,000
Pharmaceuticals — 0.6%
Warner Chilcott Co., Inc., Tranche B Acquisition Date
Term Loan, 2.26% – 2.60%, 1/18/12		482	478,611
Warner Chilcott Corp., Tranche C Acquisition Date
Term Loan, 2.26%, 1/18/12		216	214,523
			693,134
Professional Services — 0.9%
Booz Allen Hamilton Inc., Tranche B Term Loan, 4.50%,
7/31/15		993	992,503
Specialty Retail — 0.8%
Adesa, Inc., (KAR Holdings, Inc.), Initial Term Loan,
2.52%, 10/20/13		400	375,333
General Nutrition Centers, Inc., Term Loan,
2.52% – 2.85%, 9/16/13		552	507,469
			882,802
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Term B Loan (First Lien),
5.02% – 5.25%, 9/05/13		436	436,135
Wireless Telecommunication Services — 2.5%
Digicel International Finance Ltd., Tranche A, 3.13%,
3/01/12		1,175	1,116,250
MetroPCS Wireless, Inc., Tranche B Term Loan,
2.56% – 2.75%, 11/03/13		1,272	1,195,985
Ntelos Inc., Term B Advance, 5.75%, 7/31/15		500	498,750
			2,810,985
Total Floating Rate Loan Interests — 116.5%			131,470,515
Total Investments (Cost — $146,223,408*) — 124.4%			140,367,876
Liabilities in Excess of Other Assets — (24.4)%			(27,505,826)
Net Assets — 100.0%		$112,862,050
* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$146,223,408
Gross unrealized appreciation		$ 2,824,269
Gross unrealized depreciation			(8,679,801)
Net unrealized depreciation		$ (5,855,532)

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Variable rate security. Rate shown is as of report date.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
•	Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
					Activity	Income
	BlackRock Liquidity Funds, TempFund				—	$ 6,279
BlackRock Liquidity Series, LLC
	Cash Sweep Series			$(2,365,561)		$13,793
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recog-
nized market indexes or ratings group indexes, and/or as defined by Fund manage-
ment. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of August 31, 2009 were as follows:
Unrealized
	Currency	Currency			Settlement Appreciation
	Purchased		Sold	Counterparty	Date	(Depreciation)
	EUR	1,000 USD	1,434	Citibank NA	9/01/09	—
	USD 9,015,715 EUR		6,450,000	Citibank NA	9/16/09	$ (231,252)
	USD 2,682,215 GBP		1,641,000	Citibank NA	10/28/09	10,965
	Total					$ (220,287)
•	Currency Abbreviations:
	EUR	Euro
	GBP	British Pound
	USD	US Dollar
•	Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting poli-
cies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 15

Schedule of Investments (concluded) BlackRock Defined Opportunity Credit Trust (BHL)

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Fund’s investments:
Valuation		Investments in
Inputs		Securities
		Assets
Level 1 — Common Stocks		$ 480,480
Level 2
Long-Term Investments:
Corporate Bonds		8,416,881
Floating Rate Loan Interests		106,975,159
Total Level 2		115,392,040
Level 3 — Floating Rate Loan Interests		24,495,356
Total		$140,367,876
Valuation	Other Financial
Inputs	Instruments[1]
	Assets	Liabilities
Level 1	—	—
Level 2	$ 10,965	$ (231,252)
Level 3	60,517	—
Total	$ 71,482	$ (231,252)
[1] Other financial instruments are foreign currency exchange contracts and unfunded loan commitments, which are valued at the unrealized appreciation/depreciation on the instrument.
The following is a reconciliation of investments for unobservable inputs (Level 3)
used in determining fair value:
Investments in Securities

		Floating Rate
		Loan Interests
Balance, as of August 31, 2008		$ 4,841,355
Accrued discounts/premiums		—
Realized gain (loss)		(418,772)
Change in unrealized appreciation (depreciation)[2]		(1,001,736)
Net purchases (sales)		(981,612)
Net transfers in/out of Level 3		22,056,121
Balance as of August 31, 2009		$ 24,495,356
[2] Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.
The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:
Other Financial Instruments[3]

		Assets
Balance, as of August 31, 2008		—
Accrued discounts/premiums		—
Realized gain (loss)		—
Change in unrealized appreciation (depreciation)		—
Net purchases (sales)		—
Net transfers in/out of Level 3		$ 60,517
Balance as of August 31, 2009		$ 60,517
[3] Other financial instruments are unfunded loan commitments.

See Notes to Financial Statements.

16 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments August 31, 2009 BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
North Street Referenced Linked Notes 2000-1
Ltd. Series 2005-8A Class D, 15.13%,
6/15/41 (a)(b)	USD 1,350	$ 528,255
Total Asset-Backed Securities — 0.5%		528,255
Common Stocks	Shares
Building Products — 0.8%
Masonite Worldwide Holdings (c)	20,955	847,630
Capital Markets — 0.4%
E*Trade Financial Corp. (c)	248,000	436,480
Chemicals — 0.0%
Wellman Holdings, Inc. (c)	1,613	403
Electrical Equipment — 0.0%
Medis Technologies Ltd. (c)	176,126	50,196
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (c)	688	7
Media — 0.3%
Sirius XM Radio, Inc. (c)	435,000	292,973
Metals & Mining — 0.0%
Euramax International (c)	467	5,026
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd.	311,678	449,830
Ainsworth Lumber Co. Ltd. (b)(c)	349,782	503,215
		953,045
Software — 0.2%
TiVo, Inc. (c)	21,000	206,010
Total Common Stocks — 2.6%		2,791,770
	Par
Corporate Bonds	(000)
Airlines — 0.3%
United Air Lines, Inc., 12.75%, 7/15/12	USD 300	288,000
Auto Components — 2.0%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)	63	56,700
The Goodyear Tire & Rubber Co., 5.01%, 12/01/09 (a)	2,000	1,992,500
Lear Corp., 8.75%, 12/01/16 (c)(d)	255	137,700
		2,186,900
Building Products — 2.2%
CPG International I, Inc., 7.87%, 7/01/12 (a)	2,500	1,787,500
Momentive Performance Materials, Inc. Series WI,
9.75%, 12/01/14	400	260,000
Ply Gem Industries, Inc., 11.75%, 6/15/13	400	334,000
		2,381,500
Capital Markets — 1.2%
E*Trade Financial Corp. (b):
12.50%, 11/30/17 (e)	140	140,738
3.16%, 8/31/19 (f)(g)	443	756,976
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)	724	304,080
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(e)	301	72,335
Marsico Parent Superholdco, LLC, 14.50%,
1/15/18 (b)(e)	208	54,083
		1,328,212

		Par
Corporate Bonds		(000)	Value
Chemicals — 1.3%
American Pacific Corp., 9.00%, 2/01/15	USD	440	$ 397,100
Wellman Holdings, Inc., Subordinate Note (f):
Second Lien, 10.00%, 1/29/19 (b)		894	894,000
Third Lien, 5.00%, 1/29/19		279	139,683
			1,430,783
Commercial Banks — 0.1%
Glitnir Banki HF (b)(c)(d):
4.15%, 4/20/10		65	12,837
6.38%, 9/25/12		265	52,337
Series EMTN, 3.00%, 6/30/10	EUR	20	5,878
			71,052
Commercial Services & Supplies — 1.5%
Clean Harbors, Inc., 7.63%, 8/15/16 (b)	USD	400	401,000
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		285	297,824
West Corp., 11.00%, 10/15/16		985	908,662
			1,607,486
Construction Materials — 1.4%
Nortek, Inc., 10.00%, 12/01/13		1,570	1,460,100
Consumer Finance — 0.6%
Ford Motor Credit Co. LLC, 3.26%, 1/13/12 (a)		815	678,487
Containers & Packaging — 4.7%
Berry Plastics Holding Corp., 4.50%, 9/15/14 (a)		2,235	1,609,200
Crown Americas LLC, 7.63%, 5/15/17 (b)		210	208,425
Graphic Packaging International, Inc., 9.50%, 6/15/17 (b)		420	430,500
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)		1,570	502,400
Smurfit Kappa Funding Plc, 7.75%, 4/01/15 (h)		1,000	810,000
Solo Cup Co., 10.50%, 11/01/13 (b)		130	136,500
Wise Metals Group LLC, 10.25%, 5/15/12		2,750	1,347,500
			5,044,525
Diversified Financial Services — 5.1%
FCE Bank Plc, 7.125%, 1/16/12	EUR	2,400	3,113,800
GMAC LLC (b):
7.25%, 3/02/11	USD	200	187,750
6.88%, 9/15/11		300	276,750
6.88%, 8/28/12		300	261,000
6.75%, 12/01/14		1,380	1,131,600
8.00%, 11/01/31		630	486,675
			5,457,575
Diversified Telecommunication Services — 1.2%
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		800	812,000
PAETEC Holding Corp., 8.88%, 6/30/17 (b)		500	476,250
			1,288,250
Food & Staples Retailing — 0.1%
Duane Reade, Inc., 11.75%, 8/01/15 (b)		80	80,800
Food Products — 0.6%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		340	346,800
Tyson Foods, Inc., 10.50%, 3/01/14		300	334,500
			681,300
Hotels, Restaurants & Leisure — 3.3%
Harrah’s Operating Co., Inc. (b):
10.00%, 12/15/15		530	378,950
10.00%, 12/15/18		1,389	972,300
Little Traverse Bay Bands of Odawa Indians, 10.25%,
2/15/14 (b)(c)(d)		800	352,000
MGM Mirage, 11.125%, 11/15/17 (b)		390	422,175
Shingle Springs Tribal Gaming Authority, 9.38%, 6/15/15 (b)		95	67,450

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 17

Schedule of Investments (continued) BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Hotels, Restaurants & Leisure (concluded)
Snoqualmie Entertainment Authority, 4.68%,
2/01/14 (a)(b)	USD	305	$ 149,450
Travelport LLC, 4.986%, 9/01/14 (a)		810	587,250
Tropicana Entertainment LLC Series WI, 9.63%,
12/15/14 (c)(d)		120	75
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (b)		645	574,050
			3,503,700
Household Durables — 0.7%
Standard Pacific Corp.:
6.25%, 4/01/14		140	109,900
7.00%, 8/15/15		465	365,025
Stanley-Martin Communities LLC, 9.75%, 8/15/15		1,250	306,250
			781,175
IT Services — 1.0%
Alliance Data Systems Corp., 1.75%, 8/01/13 (f)		370	329,300
First Data Corp.:
9.88%, 9/24/15		255	218,025
11.25%, 3/31/16 (b)		60	45,900
SunGard Data Systems, Inc., 4.88%, 1/15/14		549	494,100
			1,087,325
Independent Power Producers & Energy Traders — 2.4%
AES Eastern Energy LP Series 99-B, 9.67%, 1/02/29		300	258,000
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		500	497,500
Dynegy Holdings, Inc., 8.38%, 5/01/16		650	526,500
Energy Future Holdings Corp., 11.25%, 11/01/17 (e)		1,060	606,743
NRG Energy, Inc., 8.50%, 6/15/19		250	243,125
Texas Competitive Electric Holdings Co. LLC, 10.50%,
11/01/16 (e)		845	468,895
			2,600,763
Industrial Conglomerates — 2.0%
Sequa Corp. (b):
11.75%, 12/01/15		1,530	963,900
13.50%, 12/01/15 (e)		2,278	1,190,476
			2,154,376
Insurance — 0.4%
USI Holdings Corp., 4.32%, 11/15/14 (a)(b)		490	378,525
Leisure Equipment & Products — 0.5%
Brunswick Corp., 11.25%, 11/01/16 (b)		565	591,837
Machinery — 1.9%
CPM Holdings, Inc., 10.63%, 9/01/14 (b)		200	202,000
ESCO Corp., 4.50%, 12/15/13 (a)(b)		920	821,100
RBS Global, Inc.:
9.50%, 8/01/14 (b)		199	183,080
8.88%, 9/01/16		505	405,262
Titan International, Inc., 8.00%, 1/15/12		460	442,750
			2,054,192
Marine — 0.1%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		141	123,375
Media — 3.9%
Affinion Group, Inc., 10.13%, 10/15/13		320	318,000
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		180	182,700
Canadian Satellite Radio Holdings, Inc., 12.75%,
2/15/14		3,000	1,035,000
Local Insight Regatta Holdings, Inc., 11.00%,
12/01/17		832	316,160
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		1,570	1,428,700
Virgin Media, Inc., 6.50%, 11/15/16 (b)(f)		1,000	906,250
			4,186,810

		Par
Corporate Bonds		(000)	Value
Metals & Mining — 1.3%
Aleris International, Inc. (c)(d):
9.00%, 12/15/14	USD	370	$ 925
10.00%, 12/15/16		500	1,250
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)		1,390	500,400
Ryerson, Inc., 7.86%, 11/01/14 (a)		1,075	913,750
			1,416,325
Oil, Gas & Consumable Fuels — 3.7%
Atlas Energy Operating Co., LLC, 12.13%, 8/01/17		425	448,375
Atlas Energy Resources LLC, 10.75%, 2/01/18 (b)		155	156,550
Chesapeake Energy Corp., 9.50%, 2/15/15		455	464,100
Denbury Resources, Inc., 9.75%, 3/01/16		1,150	1,210,375
Forest Oil Corp.:
8.50%, 2/15/14 (b)		640	643,200
7.25%, 6/15/19		200	188,000
SandRidge Energy, Inc., 4.22%, 4/01/14 (a)		1,000	830,368
			3,940,968
Paper & Forest Products — 5.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(e)		2,689	1,065,996
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		190	203,537
NewPage Corp.:
6.73%, 5/01/12 (a)		3,000	1,282,500
10.00%, 5/01/12		1,820	987,350
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		160	156,800
Series B, 4.23%, 8/01/14 (a)		4,000	2,240,000
			5,936,183
Pharmaceuticals — 1.2%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13 (a)		1,500	1,260,000
Real Estate Management & Development — 0.7%
Realogy Corp.:
10.50%, 4/15/14		410	243,950
12.38%, 4/15/15		1,385	560,925
			804,875
Semiconductors & Semiconductor Equipment — 1.5%
Avago Technologies Finance Pte. Ltd., 5.86%,
6/01/13 (a)		400	376,000
Spansion, Inc., 3.79%, 6/01/13 (b)(c)(d)		1,410	1,251,375
			1,627,375
Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (a)(b)(e)		466	7,489
Specialty Retail — 1.1%
General Nutrition Centers, Inc., 6.40%, 3/15/14 (a)		145	127,600
Michaels Stores, Inc., 11.38%, 11/01/16		910	782,600
United Auto Group, Inc., 7.75%, 12/15/16		355	312,400
			1,222,600
Wireless Telecommunication Services — 4.2%
BCM Ireland Preferred Equity Ltd., 8.28%,
2/15/17 (b)(e)	EUR	302	112,579
Cricket Communications, Inc., 7.75%, 5/15/16 (b)	USD	1,000	970,000
Crown Castle International Corp., 9.00%, 1/15/15		100	104,000
Digicel Group Ltd. (b):
8.88%, 1/15/15		1,070	954,975
9.13%, 1/15/15 (e)		2,129	1,876,181
iPCS, Inc., 2.61%, 5/01/13 (a)		200	164,000
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		325	292,500
			4,474,235
Total Corporate Bonds — 57.7%			62,137,098

See Notes to Financial Statements.

18 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		(000)	Value
Airlines — 0.4%
US Airways Group, Inc., Loan, 2.76%, 3/21/14	USD	730	$ 393,105
Auto Components — 2.8%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		1,930	1,647,680
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		874	668,955
Delphi Corp. (c)(d):
Initial Tranche C Loan (Debtor in Possession),
10.50%, 12/31/09		908	499,164
Subsequent Tranche C Loan (Debtor in Possession),
9.50%, 12/31/09		93	50,836
Intermet Corp.:
Letter of Credit, 0.16%, 11/09/10 (c)(d)		231	85,522
Synthetic Letter of Credit, 5.65%, 11/09/10 (e)		26	9,569
1st Lien Credit Facility, 5.65%, 11/08/10 (c)(d)(e)		115	22,978
1st Lien Credit Facility, 5.65%, 11/08/10 (e)		147	54,446
			3,039,150
Beverages — 0.2%
Culligan International Co., Loan (Second Lien),
5.28%, 4/24/13	EUR	500	179,201
Chemicals — 3.9%
Ashland, Inc., Term B Borrowing, 7.65%, 5/13/14	USD	444	451,874
Edwards (Cayman Islands II) Ltd., Term Loan
(First Lien), 2.85%, 5/31/14		276	171,303
Huish Detergents Inc., Tranche B Term Loan, 2.02%,
4/26/14		242	230,610
Nalco Co., Term Loan B, 6.50%, 5/06/16		625	633,594
PQ Corp. (fka Niagara Acquisition, Inc.):
Loan (Second Lien), 6.77%, 7/30/15		2,500	1,375,000
Term Loan (First Lien), 3.52% — 3.75%, 7/31/14		495	407,963
Solutia Inc. Loan, 7.25%, 2/28/14		990	979,844
			4,250,188
Commercial Services & Supplies — 0.4%
Casella Waste Systems, Term B Loan, 7.00%, 4/04/14		400	401,000
Computers & Peripherals — 0.4%
Intergraph Corp., Second Lien, Term Loan, 6.26% – 6.37%,
11/28/14		500	466,250
Containers & Packaging — 0.8%
Graham Packaging Co., LP, B Term Loan, 2.56%,
10/07/11		449	436,509
Smurfit-Stone Container U.S. Term Loan Debtor in
Possession, 10.00%, 7/28/10		436	440,639
			877,148
Diversified Consumer Services — 1.4%
Coinmach Corp., Term Loan, 3.28% – 3.43%, 11/14/14		1,728	1,468,860
Diversified Telecommunication Services — 1.2%
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14 (e)		1,518	921,245
Integra Telecom Holdings, Inc., Term Loan (First Lien),
10.50%, 8/31/13		324	318,003
Paetec Holdings Corp., Incremental Term Loan, 2.76%,
2/28/13		84	79,507
			1,318,755
Electrical Equipment — 0.4%
Generac Acquisition Corp., Term Loan (First Lien), 2.78%,
11/10/13		494	414,087
Energy Equipment & Services — 1.3%
Dresser, Inc., Term B Loan, 2.68%, 5/04/14		571	532,315
MEG Energy Corp.:
Delayed Draw Term Loan, 2.60%, 4/02/13		493	457,990
Initial Term Loan, 2.60%, 4/03/13		484	449,283
			1,439,588

		Par
Floating Rate Loan Interests		(000)	Value
Food & Staples Retailing — 0.9%
McJunkin Corp., Term Loan, 3.51%, 1/31/14	USD	499	$ 475,032
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15		500	517,500
			992,532
Food Products — 3.1%
Dole Food Co., Inc. :
Credit-Linked Deposit, 0.51%, 4/12/13		86	86,864
Tranche B Term Loan, 8.00%, 4/12/13		151	151,845
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%,
4/12/13		562	565,788
Wm. Wrigley Jr. Co., Tranche B Term Loan, 6.50%,
10/06/14		2,468	2,496,111
			3,300,608
Health Care Equipment & Supplies — 1.4%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.61%, 3/25/15		675	647,648
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Term Loan, 3.26%, 5/20/14		739	705,506
Hologic, Inc., Tranche B Term Loan, 3.56%, 3/31/13		142	136,067
			1,489,221
Health Care Providers & Services — 2.9%
CCS Medical, Inc. (Chronic Care):
Loan (Debtor in Possession), 11.00%, 11/14/09		31	30,309
Term Loan (First Lien), 4.35%, 9/30/12 (c)(d)		525	236,906
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.51%, 7/25/14		30	27,947
Funded Term Loan, 2.51% – 2.62%, 7/25/14		585	544,964
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.10%,
10/05/12		275	263,885
Fresenius AG:
Tranche B-1 Term Loan, 6.75%, 7/06/14		120	120,441
Tranche B-2 Term Loan, 6.75%, 7/06/14		84	84,039
HCA Inc.:
Tranche A-1 Term Loan, 2.10%, 11/17/12		1,597	1,491,174
Tranche B-1 Term Loan, 2.85%, 11/18/13		387	364,407
			3,164,072
Hotels, Restaurants & Leisure — 1.5%
Golden Nugget, Inc., Second Lien Term Loan, 3.52%,
12/31/14		175	73,500
Green Valley Ranch Gaming, LLC, Loan (Second Lien),
3.88%, 8/16/14		500	102,500
Harrah’s Operating Co., Inc., Term B-2 Loan, 3.50%,
1/28/15		438	352,521
Lake at Las Vegas Joint Venture/LLV-1, LLC.:
Revolving Loan Credit-Linked Deposit Account,
12.35%, 12/12/12		120	2,407
Term Loan, 14.35% – 15.00%, 12/22/12 (c)(d)		1,215	24,305
QCE, LLC (Quiznos), Term Loan (Second Lien), 5.98%,
2/26/13		1,000	460,000
VML US Finance LLC (aka Venetian Macau), Term B:
Delayed Draw Project Loan, 6.10%, 5/25/12		76	69,692
Funded Project Loan, 6.10%, 5/25/13		548	501,063
			1,585,988
Household Durables — 0.8%
American Residential Services LLC, Term Loan
(Second Lien), 12.00%, 4/17/15 (e)		1,020	889,871
IT Services — 3.3%
Audio Visual Services Group Inc.:
Loan (Second Lien), 7.10%, 2/28/14		520	41,592
Tranche B Term Loan (First Lien), 2.85%, 2/28/14		750	465,000
Ceridian Corp., U.S. Term Loan, 3.27%, 11/09/14		989	846,260

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 19

Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
IT Services (concluded)
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.01% – 3.02%,
9/24/14	USD	2,134	$ 1,775,203
Initial Tranche B-3 Term Loan, 3.01% – 3.02%,
9/24/14		121	100,816
SunGard Data Systems Inc. (Solar Capital Corp.), Tranche B
U.S. Term Loan, 3.95% – 4.09%, 2/28/16		325	313,181
			3,542,052
Independent Power Producers & Energy Traders — 1.3%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.78% – 3.79%,
10/10/14		1,102	837,669
Initial Tranche B-2 Term Loan, 3.78% – 3.79%,
10/10/14		734	558,139
			1,395,808
Industrial Conglomerates — 0.3%
Sequa Corp., Term Loan, 3.65% – 3.88%, 12/03/14		397	338,590
Insurance — 0.4%
Alliant Holdings I, Inc., Term Loan, 3.60%, 8/21/14		491	451,950
Internet & Catalog Retail — 0.4%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/04/14		472	467,344
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., Term B Facility, 5.25%,
11/20/15		876	884,892
Machinery — 2.6%
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.35% – 3.36%,
1/19/12		800	744,000
Term Advance, 3.51%, 1/19/12		2,200	2,046,000
			2,790,000
Media — 16.7%
Affinion Group Holdings, Inc., Loan, 8.27%, 3/01/10		1,205	1,054,198
AlixPartners, LLP, Tranche C Term Loan, 2.28% – 2.51%,
10/12/13 (e)		506	492,195
Cebridge Connections, Second Lien Term Loan, 4.79%,
5/05/14		2,000	1,802,500
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,000	960,000
Cequel Communications, LLC, Tranche A Term Loan
(Second Lien), 2.27% – 4.25%, 11/05/13		789	745,163
Charter Communications, Term Loan B1, 0%, 3/25/14 (c)(d)		1,515	1,514,242
EB Sports Corp., Loan, 7.57%, 5/01/12 (e)		890	489,262
Ellis Communications KDOC, LLC Loan, 10.00%, 12/30/11		1,939	543,006
HMH Publishing Co. Ltd.:
Mezzanine, 17.50%, 11/14/14 (e)		6,221	933,183
Tranche A Term Loan, 5.26%, 6/12/14		1,536	1,188,521
Insight Midwest Holdings, LLC, B Term Loan, 2.28%,
4/07/14		475	453,286
Lamar Media Corp., Series E Incremental Loan, 5.50%,
3/15/13		247	244,715
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG)
Facility B1, 3.53%, 6/30/15	EUR	337	272,803
Mediacom Illinois, LLC (fka Mediacom Communications,
LLC), Tranche D Term Loan, 4.50%, 3/31/17	USD	500	498,750
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13		2,000	2,035,000
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.28%, 8/09/13		603	561,398
Class B Dollar Term Loan, 4.03%, 5/01/16		1,260	1,180,367
Penton Media, Inc.:
Loan (Second Lien), 5.49%, 2/01/14		1,000	210,000
Term Loan (First Lien), 2.51% – 2.73%, 2/01/13		978	654,925
Sunshine Acquisition Ltd. (aka HIT Entertainment) Term
Facility, 2.73%, 7/31/14		325	270,156
TWCC Holding Corp., Term Loan, 7.25%, 9/14/15		496	499,228

	Par
Floating Rate Loan Interests	(000)	Value
Media (concluded)
United Pan Europe Communications, Term Loan, 3.76%,
12/31/16	USD 1,000	$ 982,500
Virgin Media Investment Holdings Ltd., C Facility, 3.62%,
7/17/13	GBP 145	207,726
World Color Press Inc. and World Color (USA) Corp.
(fka Quebecor World Inc.), Advance, 9.00%, 6/30/12	200	198,500
		17,991,624
Metals & Mining — 1.6%
Euramax International, Inc., Domestic Term Loan:
14.00%, 6/29/13 (e)	USD 626	269,062
(Cash Pay), 10.00%, 6/29/13	643	276,616
RathGibson Inc., Loan (Debtor in Possession),
10.50% – 10.75%, 2/10/10	1,148	1,147,507
		1,693,185
Multi-Utilities — 0.6%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
Synthetic Letter of Credit, 0.48%, 11/01/13	74	68,302
Term B Advance (First Lien), 3.13%, 11/01/13	576	530,104
		598,406
Multiline Retail — 0.2%
Dollar General Corp., Tranche B-2 Term Loan, 3.01%,
7/07/14	250	240,243
Oil, Gas & Consumable Fuels — 3.3%
Big West Oil, LLC, Initial Advance Loan, 6.50%, 5/15/14	288	265,259
ScorpionDrilling Limited, Loan (Second Lien), 8.10%,
5/08/14	1,650	1,369,500
Turbo Beta Ltd. Dollar Facility, 14.50%, 3/15/18 (e)	1,738	1,216,786
Vulcan Energy Corp. (fka Plains Resources Inc), Term B3
Loan, 5.50%, 8/12/11	750	739,688
		3,591,233
Paper & Forest Products — 0.8%
Georgia-Pacific LLC, Term B Loan, 2.34% – 2.65%,
12/20/12	835	806,982
Pharmaceuticals — 0.5%
Warner Chilcott Co., Inc.:
Tranche B Acquisition Date Term Loan, 2.26%,
1/18/12	369	366,804
Tranche C Acquisition Date Term Loan, 2.26%,
1/18/12	130	128,641
		495,445
Software — 1.4%
Aspect Software, Inc. Loan (Second Lien), 7.31%,
7/11/12	2,500	1,512,500
Total Floating Rate Loan Interests — 58.0%		62,469,878
	Beneficial
Other Interests (i)	Interest
Diversified Financial Services — 0.2%
JG Wentworth LLC Preferred Equity Interests	USD 271	228,566
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.	360,000	36
Total Other Interests — 0.2%		228,602
Preferred Stocks	Shares
Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (b)	48	12,240
Total Preferred Stocks — 0.0%		12,240

See Notes to Financial Statements.

20 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

Warrants (j)	Shares	Value
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (expires 4/29/14)	304	$ 3
Other — 0.0%
Turbo Cayman Ltd. (No Expiration)	1	—
Total Warrants — 0.0%		3
Total Long-Term Investments
(Cost — $177,149,788) — 119.0%		128,167,846
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.22% (k)(l)	2,371,578	2,371,578
Total Short-Term Securities
(Cost — $2,371,578) — 2.2%		2,371,578
Options Purchased	Contracts
Over-the-Counter Call Options
Marsico Parent Superholdco LLC, expiring December
2019 at USD 942.86, Broker Goldman Sachs & Co.	13	13,000
Total Options Purchased (Cost — $12,711) — 0.0%		13,000
Total Investments (Cost — $179,534,077*) — 121.2%		130,552,424
Liabilities in Excess of Other Assets — (21.2)%		(22,996,029)
Net Assets — 100.0%		$107,556,395
* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$180,146,320
Gross unrealized appreciation		$ 3,424,595
Gross unrealized depreciation		(53,018,491)
Net unrealized depreciation		$ (49,593,896)
(a) Variable rate security. Rate shown is as of report date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Non-income producing security.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Represents a payment-in-kind security which may pay interest/dividends in addi-
tional par/shares.
(f) Convertible security.
(g) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h) All, or a portion of security, pledged as collateral in connection with swaps.
(i) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(j) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(k) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund	$ 2,371,578	$ 2,468
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(5,592,405)	$17,999
(l) Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of August 31, 2009 were as follows:
Unrealized
Currency	Currency	Settlement Appreciation
Purchased	Sold	Counterparty	Date (Depreciation)
USD 195,257 EUR	140,000	Citibank NA	9/15/09	$ (5,452)
USD 397,270 EUR	280,000	Citibank NA	9/16/09	(4,149)
USD 3,161,838	EUR	2,264,500	Deutsche Bank AG 9/16/09	(84,636)
USD	326,927	CAD	355,000	Barclays Bank Plc 10/28/09	2,622
GBP 165,000 USD	269,693	Citibank NA	10/28/09	(1,102)
Total	$ (92,717)
•	Interest rate swaps outstanding as of August 31, 2009 were as follows:
Notional
Fixed	Floating	Amount	Unrealized
Rate	Rate	Counterparty Expiration	(000)	Depreciation
4.82% (m) 3-month	JPMorgan	January
LIBOR	Chase Bank NA	2013 USD 20,000	$(1,751,189)
(m) Pays fixed rate and receives floating rate.
•	Credit default swaps on single-name issues — buy protection outstanding as of
August 31, 2009 were as follows:
Pay	Notional	Unrealized
Fixed	Amount Appreciation
Issuer	Rate	Counterparty	Expiration	(000) (Depreciation)
Host Hotel &	Goldman Sachs
Resorts LP	5.00%	Bank USA	March 2014	USD 1,275 $ (177,446)
Masco	JPMorgan
Corp.	5.30%	Chase Bank NA	March 2014 USD	500	(55,080)
Mohawk
Industries,	JPMorgan
Inc.	4.45%	Chase Bank NA	March 2014 USD	500	(49,615)
Brunswick	Goldman Sachs September
Corp.	5.00%	Bank USA	2014	USD	100	561
Standard
Pacific	Credit Suisse	September
Corp.	5.00%	International	2014	USD	270	10,739
Total	$ (270,841)
•	Credit default swaps on traded index — sold protection outstanding as of August 31,
2009 were as follows:
Receive	Notional
Fixed	Counter-	Credit	Amount	Unrealized
Index	Rate	party Expiration Rating[1]	(000)[2] Depreciation
Aces High	5.00%	Morgan	March	CCC	USD 6,736	$(2,024,770)
Yield Index	Stanley	2010
Capital
Services, Inc.
•	Credit default swaps on single-name issues — sold protection outstanding as of
August 31, 2009 were as follows:
Receive	Notional
Fixed	Counter-	Credit	Amount	Unrealized
Issuer	Rate	party Expiration Rating[3]	(000)[2] Depreciation
BAA	2.00%	Deutsche	March	A–	GBP	300	$ (96,206)
Ferrovial	Bank AG	2012
Junior Term
Loan
[1]	Using Standard & Poor’s weighted average ratings of the underlying securities in the index.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place under the terms of the agreement. See Note 2 of the Notes to
Financial Statements.
[3]	Using Standard & Poor’s rating of the issuer.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 21

Schedule of Investments (continued) BlackRock Diversified Income Strategies Fund, Inc. (DVF)

• Currency Abbreviations:
CAD Canadian Dollar
EUR Euro
GBP British Pound
USD US Dollar
• Effective September 1, 2008, the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments,” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identi-
cal or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Fund’s investments:
Valuation		Investments in
Inputs		Securities
		Assets
Level 1
Long-Term Investments:
Common Stocks		$ 2,283,119
Short-Term Securities		2,371,578
Total Level 1		4,654,697
Level 2
Long-Term Investments:
Common Stocks		503,215
Corporate Bonds		61,103,415
Floating Rate Loan Interests		36,916,830
Preferred Stocks		12,240
Total Level 2		98,535,700
Level 3
Long-Term Investments:
Asset-Backed Securities		528,255
Common Stocks		5,436
Corporate Bonds		1,033,683
Floating Rate Loan Interests		25,553,048
Other Interests		228,602
Warrants		3
Total Level 3		27,349,027
Total		$130,539,424
Valuation	Other Financial
Inputs	Instruments[1]
	Assets	Liabilities
Level 1	—	—
Level 2	$ 26,922	$ (4,249,645)
Level 3	38,010	—
Total	$ 64,932	$ (4,249,645)
[1] Other financial instruments are swaps, foreign currency exchange contracts, options purchased and unfunded loan commitments. Swaps, foreign currency exchange contracts and unfunded loan commitments are valued at the unreal-
ized appreciation/depreciation on the instrument and options purchased are shown at market value.

See Notes to Financial Statements.

22 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (concluded) BlackRock Diversified Income Strategies Fund, Inc. (DVF)

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
			Investments in Securities
	Asset-Backed	Common	Corporate	Floating Rate	Other
	Securities	Stocks	Bonds	Loan Interests	Interests	Warrants	Total
Balance, as of August 31, 2008	—	—	—	$17,146,004	—	—	$17,146,004
Accrued discounts/premiums	—	—	—	—	—	—	—
Realized gain (loss)	—	—	—	(5,893,500)	—	—	(5,893,500)
Change in unrealized appreciation[1]	$ 466,236	$ 5,033	$ (50,717)	2,373,735	—	—	2,794,287
Net purchases (sales)	—	—	—	(10,472,926)	—	—	(10,472,926)
Net transfers in/out of Level 3	62,019	403	1,084,400	22,399,735	$ 228,602	$ 3	23,775,162
Balance as of August 31, 2009	$ 528,255	$ 5,436	$ 1,033,683	$25,553,048	$ 228,602	$ 3	$27,349,027
[1] Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.
The following is a reconciliation of other financial instruments for unobservable inputs
(Level 3) used in determining fair value:
	Other Financial
	Instruments[2]
	Assets
Balance, as of August 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$ 38,010
Balance as of August 31, 2009	$ 38,010
[2] Other financial instruments are unfunded loan commitments.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 23

Schedule of Investments August 31, 2009 BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Building Products — 0.6%
Masonite Worldwide Holdings (a)		33,758	$ 1,365,511
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		13,117	5,036
Wellman Holdings, Inc.		430	107
			5,143
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		71,654	20,421
Energy Equipment & Services — 0.3%
Trico Marine Services, Inc. (a)	119,185		810,458
Paper & Forest Products — 0.2%
Ainsworth Lumber Co., Ltd. (a)	136,289		196,699
Ainsworth Lumber Co., Ltd. (a)(b)	152,951		220,043
Western Forest Products, Inc. (a)(b)		84,448	20,056
			436,798
Total Common Stocks — 1.1%			2,638,331
		Par
Corporate Bonds		(000)
Auto Components — 1.9%
The Goodyear Tire & Rubber Co., 5.01%, 12/01/09 (c)	USD	4,500	4,483,125
Building Products — 2.0%
CPG International I, Inc.:
7.87%, 7/01/12 (c)		3,500	2,502,500
10.50%, 7/01/13		2,300	1,644,500
Momentive Performance Materials, Inc., Series WI,
9.75%, 12/01/14		750	487,500
			4,634,500
Capital Markets — 0.3%
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)		1,168	490,560
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(d)		486	116,671
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(d)		335	86,990
			694,221
Chemicals — 0.6%
GEO Specialty Chemicals, Inc.:
10.00%, 3/31/15		844	548,704
7.50%, 3/31/15 (b)(e)		852	553,506
Wellman Holdings, Inc., Third Lien Subordinate Note,
5.00%, 1/29/19 (e)		442	220,823
			1,323,033
Commercial Services & Supplies — 0.3%
Clean Harbors, Inc., 7.63%, 8/15/16 (b)		800	802,000
Construction Materials — 1.0%
Nortek, Inc., 10.00%, 12/01/13		2,540	2,362,200
Containers & Packaging — 1.8%
Clondalkin Acquisition BV, 2.63%, 12/15/13 (b)(c)		4,000	3,200,000
Crown European Holdings SA, 6.25%, 9/01/11	EUR	15	21,504
Owens Brockway Glass Container, Inc., 6.75%,
12/01/14		143	198,856
Packaging Dynamics Finance Corp., 10.00%,
5/01/16 (b)	USD	2,350	752,000
			4,172,360
Diversified Financial Services — 2.2%
FCE Bank Plc, 7.13%, 1/16/12	EUR	4,000	5,189,667
Diversified Telecommunication Services — 1.8%
PAETEC Holding Corp., 8.88%, 6/30/17 (b)	USD	1,150	1,095,375
Qwest Corp., 3.88%, 6/15/13 (c)		3,500	3,237,500
			4,332,875

		Par
Corporate Bonds		(000)	Value
Food & Staples Retailing — 0.2%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)	USD	250	$ 162,500
Duane Reade, Inc., 11.75%, 8/01/15 (b)		190	191,900
			354,400
Food Products — 0.4%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		900	918,000
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 10.88%, 11/15/14		1,320	1,267,200
Hotels, Restaurants & Leisure — 2.4%
American Real Estate Partners LP, 7.13%, 2/15/13		5,000	4,750,000
Harrah’s Operating Co., Inc., 10.00%, 12/15/18 (b)		413	289,100
Little Traverse Bay Bands of Odawa Indians, 10.25%,
2/15/14 (a)(b)(f)		1,565	688,600
			5,727,700
IT Services — 0.8%
First Data Corp.:
9.88%, 9/24/15		1,020	872,100
11.25%, 3/31/16 (b)		1,190	910,350
			1,782,450
Independent Power Producers & Energy Traders — 1.4%
Calpine Construction Finance Co., LP, 8.00%, 6/01/16 (b)		2,120	2,109,400
Texas Competitive Electric Holdings Co., LLC, 10.25%,
11/01/15		2,005	1,328,312
			3,437,712
Industrial Conglomerates — 0.5%
Sequa Corp. (b):
11.75%, 12/01/15		640	403,200
13.50%, 12/01/15 (d)		1,700	888,231
			1,291,431
Machinery — 0.8%
CPM Holdings, Inc., 10.63%, 9/01/14 (b)		500	505,000
Sunstate Equipment Co., LLC, 10.50%, 4/01/13 (b)		2,000	1,500,000
			2,005,000
Media — 1.6%
CSC Holdings, Inc.:
8.50%, 4/15/14 (b)		420	426,300
Series B, 7.63%, 4/01/11		2,000	2,025,000
Cablevision Systems Corp. Series B, 8.00%, 4/15/12		975	996,937
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17		1,244	472,720
			3,920,957
Metals & Mining — 0.4%
FMG Finance Property Ltd., 4.36%, 9/01/11 (b)(c)		265	265,000
Ryerson, Inc., 7.86%, 11/01/14 (c)		900	765,000
			1,030,000
Oil, Gas & Consumable Fuels — 0.6%
SandRidge Energy, Inc., 4.22%, 4/01/14 (c)		1,600	1,328,589
Paper & Forest Products — 2.3%
Ainsworth Lumber Co., Ltd., 11.00%, 7/29/15 (b)(d)		1,176	466,135
NewPage Corp.:
10.00%, 5/01/12		2,000	1,085,000
6.73%, 5/01/12 (c)		3,925	1,677,937
Verso Paper Holdings LLC, Series B, 4.23%, 8/01/14 (c)		4,000	2,240,000
			5,469,072
Pharmaceuticals — 1.4%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13 (c)		1,190	999,600
Elan Finance Plc, 4.44%, 11/15/11 (c)		2,500	2,350,000
			3,349,600

See Notes to Financial Statements.

24 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Semiconductors & Semiconductor Equipment — 1.4%
Avago Technologies Finance Pte. Ltd., 5.86%,
6/01/13 (c)	USD	900	$ 846,000
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(f)		2,870	2,547,125
			3,393,125
Specialty Retail — 0.1%
General Nutrition Centers, Inc., 6.40%, 3/15/14 (c)		290	255,200
Wireless Telecommunication Services — 1.8%
Cricket Communications, Inc., 7.75%, 5/15/16 (b)		2,500	2,425,000
Crown Castle International Corp., 9.00%, 1/15/15		255	265,200
Digicel Group Ltd., 9.13%, 1/15/15 (b)(d)		278	244,987
iPCS, Inc., 2.61%, 5/01/13 (c)		1,500	1,230,000
			4,165,187
Total Corporate Bonds — 28.5%			67,689,604
Floating Rate Loan Interests
Aerospace & Defense — 2.5%
Avio SpA:
Dollar Mezzanine Term Loan, 4.26%, 12/13/16 (d)		2,123	955,402
Facility B2, 2.39%, 12/15/14		1,661	1,395,506
Facility C2, 3.01%, 12/14/15		1,771	1,487,671
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Facility Deposit, 2.28%, 3/26/14		137	102,306
Term Loan, 2.26% – 2.60%, 3/26/14		2,325	1,733,406
IAP Worldwide Services, Inc., Term Loan (First-Lien),
7.25%, 12/30/12 (d)		175	126,292
			5,800,583
Airlines — 0.8%
Delta Air Lines, Inc., Credit- Linked Deposit Loan,
0.11% – 2.28%, 4/30/12		1,225	1,093,823
US Airways Group, Inc., Loan, 2.76%, 3/21/14		1,460	786,210
			1,880,033
Auto Components — 3.0%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		4,825	4,119,199
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		1,551	1,187,394
Delphi Corp. (a)(f):
Initial Tranche Term Loan C, 10.50%, 12/31/09		2,269	1,247,910
Subsequent Tranche Term Loan C, 9.50%, 12/31/09		231	127,090
GPX International Tire Corp.:
Term Loan, 12.00%, 4/11/12 (d)		22	6,626
Tranche B Term Loan, 10.25%, 3/30/12 (a)(f)		1,280	384,097
			7,072,316
Beverages — 0.1%
Culligan International Co., Loan (Second Lien), 5.28%,
4/24/13	EUR	500	179,201
Building Products — 1.2%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14	USD	1,968	1,795,500
PGT Industries, Inc., Tranche A-2 Term Loan, 7.25%,
2/14/12		1,752	1,086,352
			2,881,852
Capital Markets — 0.6%
RiskMetrics Group Holdings, LLC, Term B Loan (First Lien),
2.60%, 1/10/14		1,449	1,407,720
Chemicals — 5.5%
Ashland Inc., Term B Borrowing, 7.65%, 5/13/14		1,177	1,197,465
Edwards (Cayman Islands II) Ltd., Term Loan (First Lien),
2.85%, 5/31/14		490	303,800

		Par
Floating Rate Loan Interests		(000)	Value
Chemicals (concluded)
Huish Detergents Inc., Tranche B Term Loan, 2.02%,
4/26/14	USD	1,470	$ 1,401,400
Nalco Co., Term Loan, 6.50%, 5/06/16		2,450	2,483,688
PQ Corp. (fka Niagara Acquisition, Inc.), Original Term
Loan (First Lien), 3.52% – 3.75%, 7/31/14		3,960	3,263,701
Solutia Inc., Loan, 7.25%, 2/28/14		4,462	4,416,704
			13,066,758
Commercial Services & Supplies — 0.8%
Casella Waste Systems, Inc., Term B Loan, 7.00%,
4/09/14		750	751,875
John Maneely Co., Term Loan, 3.52% – 3.76%, 12/09/13		846	663,063
West Corp., Term B-2 Loan, 2.64% – 2.65%, 10/24/13		533	505,807
			1,920,745
Computers & Peripherals — 0.4%
Intergraph Corp.:
Initial Term Loan (First Lien), 2.37%, 5/29/14		419	401,943
Second Lien Term Loan, 6.26% – 6.37%, 11/28/14		500	466,250
			868,193
Construction Materials — 0.4%
Headwaters Inc., Term Loan B1 (First Lien), 9.75%,
4/30/11		1,012	979,576
Containers & Packaging — 1.8%
Graham Packaging Co.:
B Term Loan, 2.56%, 10/07/11		109	105,644
Term Loan C, 6.75%, 4/27/14		1,087	1,084,386
Graphic Packaging International, Inc., Incremental Term
Loan, 3.08% – 3.35%, 5/16/14		1,970	1,920,750
Smurfit-Stone Container Enterprises, Inc., U.S. Term Loan
Debtor in Possession, 10.00%, 1/28/10		1,155	1,167,020
			4,277,800
Distributors — 0.3%
Keystone Automotive Operations, Inc., Loan,
3.77% – 5.75%, 1/12/12		1,419	773,397
Diversified Consumer Services — 1.0%
Coinmach Service Corp., Term Loan, 3.28% – 3.43%,
11/14/14		2,715	2,308,208
Diversified Telecommunication Services — 1.0%
Integra Telecom Holdings, Inc., Term Loan (First Lien),
10.50%, 8/31/13		774	758,381
PAETEC Holding Corp., Incremental Term Loan, 2.76%,
2/28/13		169	159,006
Wind Finance SL SA Euro Facility (Second Lien), 7.70%,
12/17/14	EUR	1,000	1,437,910
			2,355,297
Electrical Equipment — 0.6%
Baldor Electric Co., Term Loan, 5.25%, 1/31/14	USD	1,000	986,429
Generac Acquisition Corp., Lien Term Loan (First Lien),
2.78%, 11/10/13		548	459,740
			1,446,169
Energy Equipment & Services — 1.2%
Dresser, Inc., Term B Loan, 2.68%, 5/04/14		1,200	1,118,400
MEG Energy Corp.:
Delayed Draw Term Loan, 2.60%, 4/02/13		986	915,980
Initial Term Loan, 2.60%, 4/03/13		968	898,566
			2,932,946
Food & Staples Retailing — 2.9%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots),
Facility B1, 3.53%, 7/09/15	GBP	3,000	4,184,567
DSW Holdings, Inc., Loan, 2.52%, 10/27/12	USD	919	827,500

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 25

Schedule of Investments (continued) BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		(000)	Value
Food & Staples Retailing (concluded)
McJunkin Corp., Term Loan, 3.51%, 1/31/14	USD	499	$ 475,032
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15		1,000	1,035,000
Wm. Bolthouse Farms, Inc., Term Loan (First Lien), 2.56%,
12/16/12		378	364,690
			6,886,789
Food Products — 3.2%
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.51%, 4/12/13		390	392,601
Tranche B Term Loan, 8.00%, 4/12/13		682	686,302
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%, 4/12/13		2,541	2,557,222
Wm. Wrigley Jr. Co., Tranche B Term Loan, 6.50%, 10/06/14		3,925	3,968,817
			7,604,942
Health Care Equipment & Supplies — 1.4%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.61%, 3/25/15		2,250	2,158,828
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Term Loan, 3.26% – 3.60%, 5/20/14		985	940,675
Hologic, Inc., Tranche B Term Loan, 3.56%, 3/31/13		212	204,100
			3,303,603
Health Care Providers & Services — 6.7%
CCS Medical, Inc. (Chronic Care):
Loan Debtor in Possession, 11.00%, 11/14/09		31	30,309
Term Loan (First Lien), 4.35%, 9/30/12 (a)(f)		750	338,437
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.51%, 7/25/14		221	206,215
Funded Term Loan, 2.51%, 7/25/14		4,319	4,024,123
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.10%,
10/05/12		1,000	959,583
Fresenius AG:
Term Loan B1, 6.75%, 7/06/14		1,478	1,485,952
Term Loan B2, 6.75%, 7/06/14		903	907,957
HCA Inc.:
Tranche A-1 Term Loan, 2.10%, 11/17/12		3,512	3,278,934
Tranche B-1 Term Loan, 2.85%, 11/18/13		3,098	2,915,255
Vanguard Health Holding Co., II, LLC (Vanguard Health
System, Inc.), Replacement Term Loan, 2.51%, 9/23/11		1,769	1,721,591
			15,868,356
Hotels, Restaurants & Leisure — 2.7%
Golden Nugget, Inc., Second Lien Term Loan, 3.52%,
12/31/14		250	105,000
Green Valley Ranch Gaming, LLC, Second Lien Term Loan,
3.88%, 8/16/14		500	102,500
Harrah’s Operating Co., Inc.:
Term B-1 Loan, 3.50%, 1/28/15		208	167,785
Term B-2 Loan, 3.50%, 1/28/15		2,450	1,974,117
Term B-3 Loan, 3.50% – 3.60%, 1/28/15		184	147,842
Penn National Gaming, Inc., Term Loan B, 2.01 – 2.21%,
10/03/12		1,136	1,104,234
QCE, LLC (Quiznos), Term Loan (Second Lien), 2.88%,
5/15/13		979	729,086
Travelport LLC (fka Travelport Inc.):
Original Post-First Amendment and Restatement
Synthetic Letter of Credit Loan, 3.10%, 8/23/13		178	160,153
Tranche B Dollar Term Loan, 2.76% – 3.10%, 8/23/13		889	798,171
VML US Finance LLC (aka Venetian Macau), Term B:
Delayed Draw Project Loan, 6.10%, 5/25/12		383	350,225
Funded Project Loan, 6.10%, 5/27/13		864	790,220
			6,429,333

		Par
Floating Rate Loan Interests		(000)	Value
Household Durables — 3.1%
American Residential Services LLC, Term Loan (Second
Lien), 12.00%, 4/17/15 (d)	USD	2,040	$ 1,779,743
Jarden Corp., Term Loan B3, 3.10%, 1/24/12		1,372	1,353,659
Simmons Bedding Co., Tranche D Term Loan, 10.50%,
12/19/11		3,166	3,076,263
Yankee Candle Co., Inc., Term Loan, 2.27%, 2/06/14		1,184	1,098,083
			7,307,748
IT Services — 4.6%
Audio Visual Services Group, Inc.:
Loan (Second Lien), 7.10%, 2/28/14 (c)		1,040	83,184
Tranche B Term Loan (First Lien), 2.85%, 2/28/14		1,000	620,000
Ceridian Corp., U.S. Term Loan, 3.27%, 11/09/14		1,977	1,692,520
First Data Corp. Initial:
Tranche B-1 Term Loan, 3.01% – 3.02%, 9/24/14		790	658,169
Tranche B-2 Term Loan, 3.01% – 3.02%, 9/24/14		4,629	3,852,089
Tranche B-3 Term Loan, 3.01% – 3.02%, 9/24/14		341	283,935
RedPrairie Corp.:
Loan (Second Lien), 6.97%, 1/20/13		300	214,500
Term Loan B, 3.44% – 5.25%, 7/20/12		562	485,920
SunGard Data Systems Inc.:
(Solar Capital Corp.) Additional Term Loan B, 6.75%,
2/28/14		900	894,696
Term Loan B, 3.95% – 4.09%, 2/28/16		2,261	2,182,782
			10,967,795
Independent Power Producers & Energy Traders — 1.7%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.78% – 3.79%,
10/10/14		2,529	1,921,710
Initial Tranche B-2 Term Loan, 3.78% – 3.79%,
10/10/14		978	742,929
Initial Tranche B-3 Term Loan, 3.78% – 3.79%,
10/10/14		1,945	1,472,063
			4,136,702
Industrial Conglomerates — 0.6%
Sequa Corp., Term Loan, 3.65% – 3.88%, 12/03/14		1,519	1,294,833
Insurance — 0.2%
Alliant Holdings I, Inc., Term Loan, 3.60%, 8/21/14		491	451,950
Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/04/14		708	701,016
Leisure Equipment & Products — 1.6%
24 Hour Fitness Worldwide, Inc., Tranche B Term Loan,
2.77% – 3.08%, 6/08/12		3,870	3,366,900
Fender Musical Instruments Corp.:
Delayed Draw Loan, 2.54%, 6/09/14		165	132,220
Initial Loan, 2.85%, 6/07/14		327	261,770
			3,760,890
Life Sciences Tools & Services — 1.1%
Life Technologies Corp., Term B Facility, 5.25%, 11/20/15		2,529	2,554,120
Machinery — 3.0%
NACCO Materials Handling Group, Inc., Loan, 2.26% – 3.41%,
3/21/13		1,455	989,400
Navistar Financial Corp. Tranche A Term loan, 2.31%,
3/27/10		1,492	1,447,461
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.36% – 3.51%,
1/19/12		1,067	992,000
Term Advance, 3.51%, 1/19/12		2,933	2,728,000
Oshkosh Truck Corp., Term B Loan, 6.60% – 6.64%,
12/06/13		1,032	1,026,883
			7,183,744

See Notes to Financial Statements.

26 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		(000)	Value
Media — 23.8%
Affinion Group Holdings, Inc., Loan, 8.27%,
3/01/10 (d)	USD	2,095	$ 1,833,388
AlixPartners, LLP, Tranche C Term Loan, 2.28% – 2.51%,
10/12/13		1,590	1,546,900
Bresnan Communications, LLC, Additional Term Loan B
(First Lien), 2.51% – 2.61%, 6/30/13		946	906,626
Catalina Marketing Corp., Initial Term Loan, 3.03%,
10/01/14		1,523	1,431,695
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		4,200	4,032,000
Cequel Communications, LLC:
Term Loan, 2.27% – 4.25%, 11/05/13		2,110	1,993,002
Tranche A Term Loan (Second Lien), 4.79%, 5/05/14		2,000	1,802,500
Charter Communications, Term Loan B1, 7.94%, 3/25/14		3,465	3,463,267
HMH Publishing Co., Ltd. (fka Education Media):
Mezzanine, 17.50%, 11/14/14 (d)		10,180	1,527,027
Tranche A Term Loan, 5.26%, 6/12/14		2,633	2,037,464
Hanley-Wood, LLC (FSC Acquisition), Term Loan,
2.52% – 2.54%, 3/08/14		1,478	623,013
Harland Clarke Holdings Corp. (fka Clarke American Corp.),
Tranche B Term Loan, 2.76%, 6/30/14		980	800,538
Insight Midwest Holdings, LLC, B Term Loan, 2.28%,
4/07/14		1,825	1,741,572
Intelsat Subsidiary Holding Co., Ltd., Tranche B Term Loan,
2.78%, 7/13/13		1,896	1,808,521
Knology, Inc., Term Loan, 2.51%, 6/30/12		724	687,989
Lamar Advertising Co.:
Term Loan Incremental, 5.50%, 9/28/12		207	204,055
Term Loan Incremental, 5.50%, 9/28/13		1,233	1,214,611
Term Loan E, 5.50%, 9/30/12		494	489,430
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.53%, 3/06/15	EUR	337	272,803
Facility C1, 3.78%, 3/04/16		337	272,803
MCC Iowa LLC (Mediacom Broadband Group), Tranche A
Term Loan, 1.76%, 3/31/10	USD	544	535,594
MCNA Cable Holdings LLC (OneLink Communications),
Loan (PIK facility), 8.31%, 3/01/13 (d)		1,236	469,840
Mediacom Broadband (Term Loan E), 6.50%, 11/30/15		2,868	2,871,343
Mediannuaire Holding (Pages Jaunes), Term Loan D,
4.77%, 4/08/16	EUR	500	188,758
Metro-Goldwyn-Mayer Inc., Tranche B Term Loan, 3.51%,
4/09/12	USD	3,297	1,833,743
Multicultural Radio Broadcasting, Inc., Term Loan, 3.03%,
12/18/12		317	221,900
NTL Cable Plc, Second Lien, 3.62% – 4.19%,
7/17/13	GBP	845	1,210,543
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13	USD	1,000	1,017,500
NextMedia Operating, Inc.:
Delay Draw Term Loan, 8.25%, 11/15/12		200	129,869
Initial Term Loan (First Lien), 8.25%, 11/15/12		266	173,060
Term Loan (Second Lien), 11.25%, 11/15/13		1,772	212,674
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.28%, 8/09/13		1,809	1,684,193
Class B Dollar Term Loan, 4.03%, 5/01/16		3,778	3,541,100
Penton Media, Inc., Loan (Second Lien), 5.49%, 2/01/14		1,000	210,000
Sunshine Acquisition Ltd. (aka HIT Entertainment), Term
Facility, 2.73%, 6/01/12		1,757	1,460,534
TWCC Holding Corp., Term Loan, 7.25%, 9/14/15		2,739	2,755,786
UPC Financing Partnership, Facility U,4.54%, 12/31/17	EUR	5,000	6,540,844
Virgin Media NTL, Term Loan, 4.40%, 6/03/12	GBP	1,000	1,513,178
World Color Press Inc. and World Color (USA) Corp. (fka
Quebecor World Inc.), Term Loan, 9.00%, 6/30/12	USD	1,300	1,290,250
			56,549,913

		Par
Floating Rate Loan Interests		(000)	Value
Multi-Utilities — 0.9%
Energy Transfer Equity, LP, Term Loan, 2.21%, 11/01/12	USD	1,000	$ 968,571
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
First Lien Term Loan B, 3.13%, 11/01/13		664	611,659
Second Lien Term Loan, 5.13%, 5/01/14		500	386,250
Synthetic Letter of Credit, 0.48%, 11/01/13		86	78,810
			2,045,290
Multiline Retail — 0.8%
Dollar General Corp., Tranche B-2 Term Loan, 3.01%,
7/07/14		1,975	1,897,920
Oil, Gas & Consumable Fuels — 1.8%
Big West Oil, LLC (a)(f):
Delayed Advance Loan, 4.50%, 5/15/14		577	530,935
Initial Advance Loan, 4.50%, 5/15/14		588	541,363
Coffeyville Resources, LLC:
Funded Letter of Credit, 6.50%, 12/28/10		194	190,216
Tranche D Term Loan, 8.50%, 12/30/13		1,559	1,523,964
Vulcan Energy Corp. (fka Plains Resources Inc.), Term B3
Loan, 5.50%, 8/12/11		1,500	1,479,375
			4,265,853
Paper & Forest Products — 2.5%
Georgia-Pacific LLC, Term B Loan, 2.34% – 2.65%,
12/20/12		4,297	4,151,381
NewPage Corp., Term Loan, 4.06%, 12/22/14		1,619	1,499,075
Verso Paper Finance Holdings LLC, Loan, 6.73%,
2/01/13 (d)		1,983	396,576
			6,047,032
Pharmaceuticals — 0.9%
Catalent Pharma Solutions, Inc. (fka Cardinal Health
409, Inc.), Euro Term Loan, 2.74%, 4/15/14	EUR	980	1,173,123
Warner Chilcott Co., Inc.:
Tranche B Acquisition Date Term Loan,
2.26%, 1/18/12	USD	738	733,608
Tranche C Acquisition Date Term Loan,
2.26%, 1/18/12		259	257,283
			2,164,014
Real Estate Management & Development — 1.0%
Mattamy Funding Partnership, Loan, 2.63%, 4/11/13		968	774,000
Realogy Corp., Initial Term B Loan, 3.28%, 10/10/13		1,960	1,493,800
			2,267,800
Specialty Retail — 0.4%
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 2.52%,
10/20/13		1,000	938,333
Wireless Telecommunication Services — 0.9%
Digicel International Finance Ltd., Tranche A, 3.13%,
3/01/12		1,250	1,187,500
Ntelos Inc., Term Loan B Advance, 5.75%, 7/31/15		1,000	997,500
			2,185,000
Total Floating Rate Loan Interests — 87.3%			206,963,770
	Beneficial
	Interest
Other Interests (g)		(000)
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity Interests	USD	—(h)	262,849
Total Other Interests — 0.1%			262,849

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 27

Schedule of Investments (continued) BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (b)	78	$ 19,890
Total Preferred Stocks — 0.0%		19,890
Total Long-Term Investments
(Cost — $330,781,619) — 117.0%		277,574,444
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.22% (i)(j)	2,018,379	2,018,379
Total Short-Term Securities
(Cost — $2,018,379) — 0.9%		2,018,379
Options Purchased	Contracts
Over-the-Counter Call Options
Marsico Parent Superholdco LLC, expiring December 2019
at USD 942.86, Broker Goldman Sachs & Co.	20	20,000
Total Options Purchased (Cost — $19,556) — 0.0%		20,000
Total Investments (Cost — $332,819,554*) — 117.9%		279,612,823
Liabilities in Excess of Other Assets — (17.9)%		(42,453,259)
Net Assets — 100.0%		$237,159,564
* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$333,081,083
Gross unrealized appreciation		$ 6,045,238
Gross unrealized depreciation		(59,513,498)
Net unrealized depreciation		$ (53,468,260)
(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Variable rate security. Rate shown is as of report date.
(d) Represents a payment-in-kind security which may pay interest/dividends in addi-
tional par/shares.
(e) Convertible security.
(f) Issuer filed for bankruptcy and/or is in default of interest payments.
(g) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(h) Amount is less than $1,000.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund	$ 2,018,379	$ 5,993
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(1,634,669)	$26,105
(j) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2009 were as follows:
Unrealized
	Currency		Currency			Settlement Appreciation
	Purchased			Sold	Counterparty	Date (Depreciation)
	USD 439,329 EUR			315,000	Citibank NA	9/15/09 $	(12,267)
	USD14,031,553 EUR 10,059,000				Citibank NA	9/16/09	(389,413)
Royal Bank
	USD 703,165 EUR			494,000	of Scotland Plc	9/16/09	(5,053)
	USD 290,090 CAD			315,000 Barclays Bank Plc 10/28/09			2,327
	USD 6,118,751 GBP 3,743,500				Citibank NA	10/28/09	25,014
	Total					$ (379,392)
•	Credit default swaps on single-name issues — buy protection outstanding as of
August 31, 2009 were as follows:
			Pay			Notional
			Fixed			Amount Unrealized
	Issuer		Rate	Counterparty	Expiration	(000) Depreciation
	First Data			JPMorgan Chase
	Corp.		5.00%	Bank, NA	12/20/13	USD 3,000 $	(230,284)
	Host Hotels &			Goldman Sachs
	Resorts LP		5.00%	Bank USA	3/20/14	USD 2,500	(347,933)
	Masco Corp.			JPMorgan Chase
			5.30%	Bank, NA	3/20/14	USD 1,000	(110,160)
	Mohawk			JPMorgan Chase
	Industries,		4.45%	Bank, NA	3/20/14	USD 1,000	(99,231)
Inc.
	Total					$ (787,608)
•	Credit default swaps on single-name issues — sold protection outstanding as of
August 31, 2009 were as follows:
		Receive				Notional
			Fixed	Counter-	Credit	Amount Unrealized
	Issuer		Rate	party Expiration Ratings[1] (000)[2] Depreciation
Ford Motor
	Co.		3.80%	UBS AG 3/20/10	CCC USD 10,000 $		(321,270)
	[1]				Using Standard & Poor’s rating of the issuer.
	[2]				The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.
•	Currency Abbreviations:
	CAD	Canadian Dollar
	EUR	Euro
	GBP	British Pound
	USD	US Dollar
•	Effective September 1, 2008, Financial Accounting Standards Board Statement of
Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).
FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measure-
ments. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (concluded) BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The following table summarizes the inputs used as of August 31, 2009 in determin-		Valuation			Other Financial
ing the fair valuation of the Fund’s investments:		Inputs			Instruments[1]
Valuation	Investments in				Assets	Liabilities
Inputs	Securities	Level 1			—	—
	Assets	Level 2		$ 47,341		$ (1,515,611)
		Level 3			—	(49,905)
Level 1
Long-Term Investments:		Total		$ 47,341		$ (1,565,516)
Common Stocks	$ 2,413,145
		[1]			Other financial instruments are swaps, options purchased, foreign currency
Short-Term Securities	2,018,379
		exchange contracts and unfunded loan commitments. Swaps, foreign currency
Total Level 1	4,431,524	exchange contracts and unfunded loan commitments are valued at the unreal-
Level 2		ized appreciation/depreciation on the instrument and options purchased are
Long-Term Investments:		shown at market value.
Common Stocks	220,043
Corporate Bonds	64,866,572
Floating Rate Loan Interests	152,389,930
Preferred Stocks	19,890
Total Level 2	217,496,435
Level 3
Long-Term Investments:
Common Stocks	5,143
Corporate Bonds	2,823,032
Floating Rate Loan Interests	54,573,840
Other Interests	262,849
Total Level 3	57,664,864
Total	$279,592,823
The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
			Investments in Securities
		Common	Corporate	Floating Rate	Other
		Stocks	Bonds	Loan Interests	Interests	Total
Balance, as of August 31, 2008		$ 5,036	—	$27,972,884	—	$27,977,920
Accrued discounts/premiums		—	—	—	—	—
Realized gain (loss)		—	—	(6,318,545)	—	(6,318,545)
Change in unrealized appreciation (depreciation)[2]		—	$ (140,889)	(2,598,443)	—	(2,739,332)
Net purchases (sales)		—	—	(17,770,999)	—	(17,770,999)
Net transfers in/out of Level 3		107	2,963,921	53,288,943	$ 262,849	56,515,820
Balance, as of August 31, 2009		$ 5,143	$ 2,823,032	$54,573,840	$ 262,849	$57,664,864
[2] Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.
The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:
	Other Financial
	Instruments[3]
	Liabilities
Balance, as of August 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$ (49,905)
Balance as of August 31, 2009	$ (49,905)
[3] Other financial instruments are unfunded loan commitments.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 29

Schedule of Investments August 31, 2009 BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Ford Credit Auto Owner Trust Series 2009-A Class A3B,
2.77%, 5/15/13 (a)	USD	9,135	$ 9,373,195
Interest Only — 0.5%
Sterling Bank Trust Series 2004-2 Class Note, 2.08%,
3/30/30		18,549	1,431,764
Sterling Coofs Trust Series 1, 2.36%, 4/15/29		14,819	1,236,448
			2,668,212
Total Asset-Backed Securities — 2.2%			12,041,407
Common Stocks		Shares
Commercial Services & Supplies — 0.0%
Sirva (b)		1,109	5,545
Construction & Engineering — 0.0%
USI United Subcontractors (b)		6,111	79,444
Metals & Mining — 0.0%
Euramax International (b)		234	2,512
Total Common Stocks — 0.0%			87,501
		Par
Corporate Bonds		(000)
Air Freight & Logistics — 0.1%
Park-Ohio Industries, Inc., 8.38%, 11/15/14	USD	905	571,281
Airlines — 0.1%
American Airlines Pass Through Trust Series 1999-1,
7.32%, 4/15/11		520	512,200
Auto Components — 0.1%
Lear Corp., 8.75%, 12/01/16 (a)(b)(c)		525	283,500
Automobiles — 0.1%
Ford Capital BV, 9.50%, 6/01/10		500	495,000
Building Products — 0.1%
CPG International I, Inc., 10.50%, 7/01/13		750	536,250
Capital Markets — 0.4%
E*Trade Financial Corp. (d):
3.99%, 8/31/19 (e)		249	425,479
12.50%, 11/30/17 (f)		78	78,975
Marsico Parent Co., LLC, 10.62%, 1/15/16		2,651	1,113,420
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (d)(f)		1,105	265,135
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (d)(f)		759	197,440
			2,080,449
Chemicals — 0.9%
American Pacific Corp., 9.00%, 2/01/15		1,100	992,750
Ames True Temper, Inc., 4.51%, 1/15/12 (a)		2,085	1,834,800
Innophos, Inc., 8.88%, 8/15/14		2,225	2,158,250
Terra Capital, Inc., Series B, 7.00%, 2/01/17		15	14,137
			4,999,937
Commercial Services & Supplies — 0.8%
DI Finance, Series B, 9.50%, 2/15/13		2,326	2,357,983
Waste Services, Inc., 9.50%, 4/15/14		2,065	2,044,350
			4,402,333
Consumer Finance — 0.8%
Ford Motor Credit Co. LLC:
7.38%, 2/01/11		2,800	2,706,791
3.26%, 1/13/12 (a)		565	470,363
7.80%, 6/01/12		1,665	1,540,202
			4,717,356

		Par
Corporate Bonds		(000)	Value
Containers & Packaging — 0.9%
Berry Plastics Holding Corp.:
4.50%, 9/15/14 (a)	USD	510	$ 367,200
8.88%, 9/15/14		465	409,200
Crown Americas LLC, 7.75%, 11/15/15		885	876,150
Impress Holdings BV, 3.63%, 9/15/13 (a)(d)		1,370	1,251,837
Pregis Corp., 12.38%, 10/15/13		2,020	1,818,000
			4,722,387
Diversified Financial Services — 0.4%
GMAC LLC, 6.88%, 8/28/12 (d)		1,731	1,505,970
Structured Asset Repackaged Trust, 1.00%, 1/21/10		1,082	1,049,539
			2,555,509
Diversified Telecommunication Services — 3.8%
Cincinnati Bell, Inc., 7.25%, 7/15/13		1,330	1,290,100
Deutsche Telekom International Finance BV, 8.50%,
6/15/10		5,000	5,258,820
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (d)		3,850	3,907,750
PAETEC Holding Corp., 8.88%, 6/30/17 (d)		1,000	952,500
Qwest Communications International, Inc.:
Series B, 7.50%, 2/15/14		2,985	2,880,525
7.50%, 2/15/14		610	588,650
Qwest Corp., 3.88%, 6/15/13 (a)		3,000	2,775,000
Wind Acquisition Finance SA, 10.75%, 12/01/15 (d)		900	967,500
Windstream Corp.:
8.13%, 8/01/13		1,480	1,480,000
8.63%, 8/01/16		990	993,712
			21,094,557
Electric Utilities — 0.0%
Elwood Energy LLC, 8.16%, 7/05/26		138	120,438
Electronic Equipment, Instruments & Components — 0.1%
Sanmina-SCI Corp., 8.13%, 3/01/16		600	517,500
Energy Equipment & Services — 0.1%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		255	242,250
7.75%, 5/15/17		420	396,900
North American Energy Partners, Inc., 8.75%, 12/01/11		140	128,800
			767,950
Food & Staples Retailing — 0.1%
Duane Reade, Inc., 11.75%, 8/01/15 (d)		455	459,550
Food Products — 0.3%
Smithfield Foods, Inc., 10.00%, 7/15/14 (d)		1,810	1,846,200
Health Care Equipment & Supplies — 0.8%
Biomet, Inc., 10.00%, 10/15/17		500	525,000
DJO Finance LLC, 10.88%, 11/15/14		3,830	3,676,800
			4,201,800
Health Care Providers & Services — 0.8%
Tenet Healthcare Corp. (d):
9.00%, 5/01/15		812	832,300
10.00%, 5/01/18		332	357,730
Viant Holdings, Inc., 10.13%, 7/15/17 (d)		2,948	2,771,120
			3,961,150
Hotels, Restaurants & Leisure — 1.7%
American Real Estate Partners LP:
8.13%, 6/01/12		5,860	5,772,100
7.13%, 2/15/13		1,480	1,406,000
Greektown Holdings, LLC, 10.75%, 12/01/13 (b)(c)(d)		1,344	288,960
Harrah’s Operating Co., Inc. (d):
10.00%, 12/15/15		720	514,800
10.00%, 12/15/18		1,881	1,316,700
Tropicana Entertainment LLC Series WI, 9.63%,
12/15/14 (b)(c)		375	234
			9,298,794

See Notes to Financial Statements.

30 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Household Durables — 0.0%
Berkline/Benchcraft, LLC, 4.50%, 11/03/12 (d)(e)(f) USD	200	$ —
IT Services — 0.4%
iPayment, Inc., 9.75%, 5/15/14	950	612,750
iPayment Investors LP, 12.75%, 7/15/14 (d)(f)	4,759	1,189,702
SunGard Data Systems, Inc., 4.88%, 1/15/14	215	193,500
		1,995,952
Independent Power Producers & Energy Traders — 0.8%
The AES Corp., 8.75%, 5/15/13 (d)	2,803	2,845,045
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (d)	1,250	1,243,750
NRG Energy, Inc.:
7.25%, 2/01/14	210	204,225
7.38%, 2/01/16	475	454,219
		4,747,239
Industrial Conglomerates — 0.9%
Sequa Corp. (d):
11.75%, 12/01/15	3,210	2,022,300
13.50%, 12/01/15 (f)	5,678	2,966,940
		4,989,240
Machinery — 0.7%
AGY Holding Corp., 11.00%, 11/15/14	1,700	1,343,000
Accuride Corp., 8.50%, 2/01/15 (b)(c)	850	170,000
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (d)	3,125	2,343,750
Synventive Molding Solutions, Sub-Series A, 14.00%, 1/14/11	720	287,888
		4,144,638
Marine — 0.1%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14	676	591,500
Media — 3.7%
Affinion Group, Inc., 10.13%, 10/15/13	2,825	2,807,344
CMP Susquehanna Corp., 4.75%, 5/15/14 (d)	194	3,880
Charter Communications Holdings II, LLC (b)(c):
10.25%, 9/15/10	1,155	1,283,494
Series B, 10.25%, 9/15/10	765	850,106
Charter Communications, Inc., 6.50%, 10/01/27 (b)(c)(e)	1,280	550,400
EchoStar DBS Corp.,:
7.00%, 10/01/13	200	196,000
7.13%, 2/01/16	200	192,000
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17	1,575	598,500
Network Communications, Inc., 10.75%, 12/01/13	1,520	307,800
Nielsen Finance LLC, 10.00%, 8/01/14	3,695	3,491,775
ProtoStar I Ltd., 18.00%, 10/15/12 (b)(c)(d)(e)	3,454	1,381,644
Rainbow National Services LLC (d):
10.38%, 9/01/14	3,134	3,275,030
8.75%, 9/01/12	925	934,250
TL Acquisitions, Inc., 10.50%, 1/15/15 (d)	4,965	4,518,150
		20,390,373
Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17	1,225	1,277,063
Oil, Gas & Consumable Fuels — 1.5%
Berry Petroleum Co., 8.25%, 11/01/16	550	489,500
Chesapeake Energy Corp., 6.38%, 6/15/15	650	592,313
EXCO Resources, Inc., 7.25%, 1/15/11	495	485,100
Encore Acquisition Co., 6.00%, 7/15/15	250	215,000
OPTI Canada, Inc., 8.25%, 12/15/14	1,805	1,173,250
Overseas Shipholding Group, Inc., 8.75%, 12/01/13	1,190	1,148,350
Sabine Pass LNG LP, 7.50%, 11/30/16	1,515	1,227,150
SandRidge Energy, Inc.:
4.22%, 4/01/14 (a)	1,500	1,245,552
8.63%, 4/01/15 (f)	180	169,200
Whiting Petroleum Corp.:
7.25%, 5/01/12	75	74,625
7.25%, 5/01/13	1,390	1,376,100
		8,196,140

		Par
Corporate Bonds		(000)	Value
Paper & Forest Products — 0.2%
Domtar Corp., 7.88%, 10/15/11	USD	10	$ 10,263
NewPage Corp.:
6.73%, 5/01/12 (a)		1,500	641,250
10.00%, 5/01/12		635	344,487
			996,000
Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16		350	341,250
Real Estate Investment Trusts (REITs) — 0.2%
Rouse Co. LP, 5.38%, 11/26/13 (b)(c)		1,640	1,238,200
Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (a)(d)(f)		568	9,122
Specialty Retail — 1.9%
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (a)		2,250	1,980,000
10.75%, 3/15/15		1,700	1,606,500
Group 1 Automotive, Inc., 8.25%, 8/15/13		5,000	4,512,500
Lazydays RV Center, Inc., 11.75%, 5/15/12 (b)(c)		1,454	14,540
Sonic Automotive, Inc., Series B, 8.63%, 8/15/13		3,135	2,649,075
			10,762,615
Textiles, Apparel & Luxury Goods — 0.7%
Levi Strauss & Co., 8.63%, 4/01/13		2,400	3,285,833
Quiksilver, Inc., 6.88%, 4/15/15		575	365,125
			3,650,958
Tobacco — 0.2%
Reynolds American, Inc., 7.63%, 6/01/16		1,000	1,055,033
Wireless Telecommunication Services — 1.1%
Cricket Communications, Inc.:
7.75%, 5/15/16 (d)		2,250	2,182,500
9.38%, 11/01/14		270	254,475
Digicel Group Ltd. (d):
8.88%, 1/15/15		1,120	999,600
9.13%, 1/15/15 (e)		2,467	2,174,044
MetroPCS Wireless, Inc., 9.25%, 11/01/14		270	264,937
			5,875,556
Total Corporate Bonds — 25.1%			138,405,020
Floating Rate Loan Interests
Aerospace & Defense — 0.7%
Avio SpA:
Facility B2, 2.39%, 12/15/14		995	836,162
Facility C2, 3.01%, 12/14/15		1,000	840,000
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit Facility Deposit, 2.28%, 3/26/14		156	115,998
Term Loan, 2.26% – 2.60%, 3/26/14		2,637	1,965,395
IAP Worldwide Services, Inc. Term Loan (First-Lien),
7.25%, 12/30/12		150	108,249
			3,865,804
Airlines — 0.2%
US Airways Group, Inc., Loan, 2.76%, 3/21/14		2,190	1,179,315
Auto Components — 1.5%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		4,004	3,418,134
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		1,876	1,436,349
Dayco Products LLC – (Mark IV Industries, Inc.),
Replacement Term B Loan, 8.75%, 6/21/11 (b)(c)		854	352,803

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 31

Schedule of Investments (continued) BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Auto Components (concluded)
Delphi Corp. (b)(c):
Initial Tranche C Loan Debtor in Possession,
10.50%, 12/31/09	USD	4,538	$ 2,495,820
Subsequent Tranche C Loan Debtor in Possession,
9.50%, 12/31/09		462	254,180
Mark IV Industries:
Replacement Term B Loan, 8.50%, 5/01/10		20	—
US Term Loan, Debtor in Possession Loan,
8.50%, 5/01/10		101	90,725
			8,048,011
Beverages — 0.4%
Culligan International Co., Loan (Second Lien), 5.28%,
4/24/13	EUR	1,500	537,604
InBev NV/SA, Bridge Loan, 1.95%, 7/15/13	USD	1,500	1,421,250
Le-Nature’s, Inc., Tranche B Loan, 9.39% – 9.42%,
9/30/11 (b)(c)		1,000	195,000
			2,153,854
Building Products — 0.9%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14		2,586	2,359,709
Custom Building Products, Inc., Loan (Second Lien),
10.75%, 4/20/12		1,500	1,404,375
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2 Term Loan, 2.74%, 12/04/13	EUR	997	1,076,830
United Subcontractors, First Lien Term Loan, 2.10%,
12/27/12	USD	143	121,744
			4,962,658
Capital Markets — 0.2%
Marsico Parent Co., LLC, Term Loan, 4.81%, 12/15/14		462	198,749
Nuveen Investments, Inc., Term Loan, 3.49% – 3.50%,
11/13/14		1,359	1,103,211
			1,301,960
Chemicals — 3.6%
Ashland, Inc., Term B Borrowing, 7.65%, 5/13/14		889	903,747
Brenntag Holdings Gmbh & Co. KG:
Facility 2, 4.27%, 7/17/15		500	413,000
Facility 3A (Second Lien), 5.65%, 7/17/15	EUR	115	136,147
Facility 3B Second Lien, 5.65%, 7/17/15		385	455,934
Facility B6B, 3.60%, 1/20/14		218	297,235
Loan B6A, 3.60%, 1/20/14		282	383,929
Cognis GmbH:
Facility A (French) 3.27%, 9/16/13		803	988,926
Facility B (French) 3.27%, 9/16/13		197	242,186
Edwards (Cayman Islands II) Ltd., Term Loan (First Lien),
2.85%, 5/31/14	USD	449	278,290
ElectricInvest Holding Co. Ltd. (Viridian Group Plc)
Junior Term Facility:
5.00%, 12/21/12	EUR	894	819,938
5.04%, 12/21/12	GBP	900	937,698
Huish Detergents Inc., Tranche B Term Loan, 2.02%,
4/26/14	USD	1,237	1,179,629
Ineos US Finance LLC:
Term A4 Facility, 7.00%, 12/14/12		334	267,699
Term B2 Facility, 7.50%, 12/16/13		1,631	1,239,581
Term C2 Facility, 8.00%, 12/16/14		1,631	1,239,581
Nalco Co., Term Loan, 6.50%, 5/06/16		2,075	2,103,531
PQ Corp. (fka Niagara Acquisition, Inc.):
Loan (Second Lien), 6.77%, 7/30/15		3,250	1,787,500
Term Loan (First Loan), 3.52% – 3.75%, 7/31/14		3,960	3,263,700
Rockwood Specialties Group, Inc., Term Loan H, 6.00%,
5/15/14		940	946,544
Solutia Inc., Loan, 7.25%, 2/28/14		1,732	1,714,728
			19,599,523

		Par
Floating Rate Loan Interests		(000)	Value
Commercial Services & Supplies — 1.3%
ARAMARK Corp.:
Letter of Credit, 0.22%, 1/26/14	USD	185	$ 172,822
U.S. Term Loan, 2.47%, 1/26/14		2,907	2,720,334
Casella Waste Systems, Inc., Term B Loan, 5.60%,
3/31/14		635	636,588
EnviroSolutions Real Property Holdings, Inc., Initial Term
Loan, 10.50%, 7/07/12		506	365,707
Kion Group GmbH (formerly Neggio Holdings 3 GmbH):
Facility B, 2.51%, 12/29/14		250	158,594
Facility C, 2.76%, 12/29/15		250	158,594
SIRVA Worldwide, Inc., Loan (Second Lien), 12.00%,
5/12/15		259	19,412
Synagro Technologies, Inc., Term Loan (First Lien),
2.26% – 2.27%, 4/02/14		2,715	2,138,350
West Corp., Term B-2 Loan, 2.64% – 2.65%, 10/24/13		880	834,806
			7,205,207
Communications Equipment — 0.1%
Safenet, Inc., Term Loan (First Lien), 2.77%, 4/12/14		696	641,227
Computers & Peripherals — 0.4%
Intergraph Corp.:
Initial Term Loan (First Lien), 2.37%, 5/29/14		1,431	1,373,600
Second-Lien Term Loan, 6.26% – 6.37%, 11/28/14		750	699,375
			2,072,975
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc.
(FR Brand Acquisition Corp.):
First Lien Term Loan B, 2.31% – 2.63%, 2/07/14		31	27,510
Second Lien Term Loan, 6.31% – 6.44%, 2/07/15		1,000	690,000
			717,510
Containers & Packaging — 0.8%
Atlantis Plastic Films, Inc., Term Loan (Second Lien),
12.25%, 3/22/12 (b)(c)		250	—
Graham Packaging Co., LP, B Term Loan, 2.56%, 10/07/11		898	873,017
Graphic Packaging International, Inc., Incremental Term
Loan, 3.08% – 3.35%, 5/16/14		1,324	1,291,160
Smurfit-Stone Container Enterprise, Inc.:
Tranche C, 2.57%, 11/01/11		198	188,044
Tranche C-1 Term Loan, 2.57%, 11/01/11		60	56,854
Smurfit-Stone Container Enterprises, Inc., U.S. Term Loan
Debtor in Possession, 10.00%, 7/28/10		1,301	1,313,900
Smurfit-Stone Container Enterprises, Inc. (b)(c):
Deposit Funded Facility, 4.50%, 11/01/10		92	87,705
Tranche B, 2.57%, 11/01/11		105	99,811
Smurfit-Stone Container, Revolving Credit US,
0.01% – 4.50%, 11/01/09		459	437,532
Smurfit-Stone Container, Canadian Revolving Credit,
2.28% – 5.00%, 11/02/09		152	145,116
			4,493,139
Distributors — 0.1%
Keystone Automotive Operations, Inc., Loan, 3.77% – 5.75%
1/12/12		1,419	773,397
Diversified Consumer Services — 0.9%
Coinmach Service Corp., Term Loan, 3.28% – 3.43%,
11/14/14		4,690	3,986,905
Education Management, LLC, Term Loan C, 2.38%,
6/01/13		748	714,995
			4,701,900

See Notes to Financial Statements.

32 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Diversified Financial Services — 0.0%
Professional Service Industries, Inc., Term Loan
(First Lien), 3.02%, 10/31/12	USD	620	$ 310,223
Diversified Telecommunication Services — 1.6%
BCM Ireland Holdings Ltd. (Eircom):
Facility B, 2.37%, 9/30/15	EUR	1,970	2,567,463
Facility C, 2.62%, 9/30/16		1,970	2,567,750
Hawaiian Telcom Communications, Inc., Tranche C Term
Loan, 4.75%, 5/30/14	USD	1,921	1,165,804
Integra Telecom Holdings, Inc., Term Loan (First Lien),
10.50%, 8/31/13		350	343,000
PAETEC Holding Corp., Replacement Term Loan, 2.76%,
2/28/13		422	397,514
Time Warner Telecom Holdings Inc., Term Loan B Loan,
2.02%, 1/07/13		1,055	1,028,240
Wind Telecomunicazioni S.P.A., A1 Term Loan Facility,
2.95% – 3.02%, 9/22/12	EUR	424	577,255
			8,647,026
Electric Utilities — 0.1%
TPF Generation Holdings, LLC:
Synthetic LC Deposit (First Lien), 2.28%,
12/15/13	USD	151	142,317
Synthetic Revolving Deposit, 2.28%, 12/15/11		47	44,613
Term Loan (First Loan), 2.26%, 12/15/13		429	405,181
			592,111
Electrical Equipment — 0.2%
Electrical Components International Holdings Co. (ECI)
Term Loan (Second Lien), 11.50%, 5/01/14		500	25,000
Generac Acquisition Corp., Term Loan (First Lien), 2.78%,
11/10/13		1,464	1,227,277
			1,252,277
Electronic Equipment, Instruments & Components — 0.9%
Flextronics International Ltd.:
A Closing Date Loan, 2.52% – 2.85%, 10/01/14		3,820	3,424,445
Delay Draw Term Loan, 2.76%, 10/01/14		1,098	984,037
Matinvest 2 SAS/Butterfly Wendel US, Inc.
(Deutsche Connector):
B-2 Facility, 2.97%, 6/22/14		445	249,061
B-2 Facility, 2.97%, 6/22/14		33	18,586
C-2 Facility, 3.22%, 6/22/15		719	402,826
C-2 Facility, 3.22%, 6/22/15		110	61,536
			5,140,491
Energy Equipment & Services — 0.6%
Dresser, Inc. Term B Loan, 2.68%, 5/04/14		2,082	1,940,767
MEG Energy Corp., Initial Term Loan, 2.60%, 4/03/13		484	449,283
Trinidad USA Partnership LLP, US Term Loan, 2.78%,
5/01/11		1,022	868,678
			3,258,728
Food & Staples Retailing — 1.3%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots),
Facility B1, 3.53%, 7/09/15	GBP	3,500	4,881,995
DSW Holdings Inc., Loan, 4.27%,
3/21/12	USD	500	421,667
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15		750	776,250
Wm. Bolthouse Farms, Inc., Term Loan (First Lien), 2.56%,
12/16/12		872	841,462
			6,921,374

		Par
Floating Rate Loan Interests		(000)	Value
Food Products — 1.2%
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.51%, 4/12/13	USD	280	$ 281,481
Tranche B Term Loan, 8.00%, 4/12/13		489	492,054
Michael Foods, Term Loan B, 6.50%, 4/24/14		1,478	1,494,122
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%,
4/12/13		1,822	1,833,438
Wm. Wrigley Jr. Co., Tranche B Term Loan, 6.50%,
10/06/14		2,468	2,496,111
			6,597,206
Health Care Equipment & Supplies — 0.7%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.61%, 3/25/15		1,678	1,610,226
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Term Loan, 3.26% – 3.60%, 5/20/14		2,463	2,351,688
			3,961,914
Health Care Providers & Services — 3.1%
CCS Medical Inc. (Chronic Care):
Loan Debtor in Possession, 11.00%, 11/14/09		31	30,309
Term Loan (First Lien), 4.35%, 9/30/12 (b)(c)		875	394,844
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.51%, 7/25/14		410	382,005
Funded Term Loan, 2.51% – 2.62%, 7/25/14		8,041	7,490,958
Catalent Pharma Solutions, Inc. (fka Cardinal Health
409, Inc.), Euro Term Loan, 2.74%, 4/10/14	EUR	1,960	2,346,245
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.10%,
10/05/12	USD	750	719,687
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/17/12		1,824	1,703,243
HealthSouth Corp., Term Loan, 2.52% – 2.53%, 3/10/13		2,312	2,235,586
Surgical Care Affiliates, LLC, Term Loan, 2.60%, 12/29/14		721	650,307
Vanguard Health Holding Co. II, LLC (Vanguard Health
System, Inc.), Replacement Term Loan, 2.51%, 9/23/11		1,317	1,281,588
			17,234,772
Health Care Technology — 0.2%
Sunquest Information Systems, Inc. (Misys Hospital
Systems, Inc.), Term Loan, 3.52% – 3.74%, 10/13/14		1,474	1,343,569
Hotels, Restaurants & Leisure — 2.2%
BLB Worldwide Holdings, Inc. (Wembley, Inc.), First Priority
Term Loan, 4.75%, 9/01/09 (b)(c)		1,989	1,093,953
CCM Merger Inc. (Motor City Casino), Term B Loan, 8.50%,
7/13/12		1,503	1,402,917
Green Valley Ranch Gaming, LLC:
Second Lien Term Loan, 3.88%, 8/16/14		1,500	307,500
Term Loan (New), 2.54% – 4.00%, 2/16/14		471	327,045
Harrah’s Operating Co., Inc.:
Term B-1 Loan, 3.50%, 1/28/15		487	391,498
Term B-2 Loan, 3.50%, 1/28/15		613	493,529
Term B-3 Loan, 3.50% – 3.60%, 1/28/15		704	566,874
OSI Restaurant Partners, LLC, Revolving Credit
Loan, 2.56%, 6/14/13		32	25,482
Penn National Gaming, Inc., Term Loan B, 2.01% – 2.21%,
10/03/12		3,828	3,720,123
QCE, LLC (Quiznos), Term Loan (First Lien), 2.88%,
5/05/13		1,940	1,445,300
Travelport LLC (fka Travelport Inc.), Loan, 8.49%,
3/27/12		4,607	2,580,008
			12,354,229
Household Durables — 0.9%
Berkline/Benchcraft, LLC., Term Loan, 4.04%,
11/03/11 (b)(c)		107	5,373
Jarden Corp., Term Loan B3, 3.10%, 1/24/12		816	805,133
Simmons Bedding Co., Tranche D Term Loan, 10.50%,
12/19/11		3,250	3,157,918
Yankee Candle Co., Inc., Term Loan, 2.27%, 2/06/14		947	878,467
			4,846,891

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 33

Schedule of Investments (continued) BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Household Products — 0.2%
Central Garden & Pet Co., Tranche B Term Loan, 1.77%,
9/30/12	USD	991	$ 929,582
IT Services — 2.1%
Amadeus IT Group SA/Amadeus Verwaltungs GmbH:
Term B3 Facility, 2.54%, 6/30/13	EUR	307	388,217
Term B4 Facility, 2.54%, 6/30/13		184	231,783
Term C3 Facility, 3.04%, 6/30/14		307	388,217
Term C4 Facility, 3.04%, 6/30/14		184	231,783
Audio Visual Services Group, Inc., Loan (Second Lien),
7.10%, 12/28/14	USD	1,040	83,184
Ceridian Corp., US Term Loan, 3.27%, 11/09/14		3,460	2,961,910
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.02%, 9/24/14		3,664	3,052,266
Initial Tranche B-2 Term Loan, 3.02%, 9/24/14		1,237	1,029,624
Initial Tranche B-3 Term Loan, 3.02%, 9/24/14		563	467,929
RedPrairie Corp., Term Loan B, 3.44% – 5.25%, 7/20/12		605	523,240
SunGard Data Systems Inc. (Solar Capital Corp.):
Incremental Term Loan, 6.75%, 2/28/14		1,197	1,189,931
Tranche B U.S. Term Loan, 3.95% – 4.09%, 2/28/16		127	122,972
Verifone, Inc., Term B Loan, 3.02%, 10/31/13		910	864,500
			11,535,556
Independent Power Producers & Energy Traders — 1.6%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.78% – 3.79%,
10/10/14		4,188	3,182,903
Initial Tranche B-3 Term Loan, 3.78% -3.79%,
10/10/14		7,233	5,473,543
			8,656,446
Insurance — 0.1%
Conseco, Inc., Term Loan, 6.50%, 10/10/13		729	554,345
Leisure Equipment & Products — 0.2%
24 Hour Fitness Worldwide, Inc., Tranche B Term Loan,
2.77% – 3.08%, 6/08/12		968	841,725
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., Term B Facility, 5.25%, 11/23/15		1,783	1,800,956
Machinery — 1.7%
Blount, Inc., Term Loan B, 2.02% – 3.25%, 8/09/10		651	612,091
LN Acquisition Corp. (Lincoln Industrial), Initial Term Loan
(Second Lien), 6.07%, 1/09/15		1,500	1,110,000
NACCO Materials Handling Group, Inc., Loan,
2.26% – 3.44%, 3/21/13		485	329,800
Navistar Financial Corp., Tranche A Term Loan, 2.31%,
3/27/10		1,000	970,000
Navistar International Corp.:
Term Advance, 3.51%, 1/19/12		3,447	3,205,400
Revolving Credit-Linked Deposit, 3.36% – 3.51%,
1/19/12		1,253	1,165,600
Oshkosh Truck Corp., Term B Loan, 6.60% – 6.64%,
12/06/13		1,570	1,562,971
Standard Steel, LLC:
Delayed Draw Term Loan, 8.25%, 7/02/12		74	58,734
Initial Term Loan, 9.00%, 7/02/12		369	291,416
			9,306,012
Marine — 0.3%
Delphi Acquisition Holding I BV (fka Dockwise):
Facility B2, 2.60%, 1/12/15		939	812,468
Facility C2, 3.47%, 1/11/16		939	812,468
			1,624,936

		Par
Floating Rate Loan Interests		(000)	Value
Media — 11.8%
Acosta, Inc., Term Loan, 2.54%, 7/28/13	USD	970	$ 917,863
Affinion Group Holdings, Inc., Loan, 8.27%, 3/01/10		1,048	916,694
AlixPartners, LLP, Tranche C Term Loan, 2.28% – 2.51%,
10/12/13		1,446	1,406,273
Alpha Topco Limited (Formula One):
Facility B1, 2.51%, 12/31/13		840	706,380
Facility B2, 2.51%, 12/31/13		568	477,139
Facility D, 3.76%, 6/30/14		1,000	740,000
Atlantic Broadband Finance, LLC:
Term Loan B-2-B, 6.75%, 6/01/13		935	935,386
Tranche B-2-A Term Loan, 2.85%, 9/01/11		35	34,372
CSC Holdings Inc (Cablevision), Incremental B Term Loan,
2.02% – 2.07%, 3/29/13		2,630	2,542,399
Catalina Marketing Corp., Initial Term Loan, 3.03%,
10/01/14		1,075	1,009,897
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		3,713	3,564,000
Cequel Communications, LLC, Term Loan, 2.27%,
11/05/13		7,341	6,932,774
Charter Communications Operating, LLC, New Term Loan,
6.25%, 3/06/14 (b)(c)		3,282	3,045,871
Charter Communications, Term Loan B1, 4.25%,
3/25/14		750	749,625
FoxCo Acquisition Sub, LLC, Term Loan, 7.25%, 7/14/15		898	735,531
Gray Television, Inc., Term Loan B, 3.78%, 12/31/14 (f)		726	523,926
HIT Entertainment, Inc., Term Loan (Second Lien), 5.98%,
2/26/13		1,000	492,500
HMH Publishing Co. Ltd., Mezzanine, 17.50%,
11/14/14 (f)		9,615	1,442,193
Hanley-Wood, LLC (FSC Acquisition), Term Loan,
2.52% – 2.54%, 3/08/14		1,478	623,013
Harland Clarke Holdings Corp. (fka Clarke American Corp.),
Tranche B Term Loan, 2.79% – 3.10%, 6/30/14		1,469	1,200,268
Insight Midwest Holdings, LLC, B Term Loan, 2.28%,
4/07/14		1,550	1,479,143
Intelsat Corp. (fka PanAmSat Corp.):
Term Loan B-2-A, 2.78%, 1/03/14		588	554,572
Term Loan B-2-B, 2.78%, 1/03/14		587	555,766
Term Loan B-2-C, 2.78%, 1/03/14		587	555,766
Knology, Inc., Term Loan, 2.51%, 6/30/12		483	458,659
Lamar Media Corp.:
B Incremental, 5.50%, 9/28/12		1,223	1,204,895
Term Loan, 5.50%, 9/30/12		500	492,500
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.53%, 6/30/15	EUR	337	272,803
Facility C1, 3.78%, 6/30/16		337	272,803
Facility D, 4.90%, 12/28/16		904	194,454
MCNA Cable Holdings LLC (OneLink Communications),
Loan, 8.31%, 3/01/13 (f)	USD	1,855	704,759
Mediacom Illinois, LLC (fka Mediacom Communications,
LLC), Tranche D Term Loan, 3.96%, 3/31/17		1,000	997,500
MCC Iowa LLC (Mediacom Broadband Group), Tranche E
Term Loan, 6.50%, 1/03/16		449	449,428
Metro-Goldwyn-Mayer Inc., Tranche B Term Loan, 3.51%,
4/09/12		2,757	1,533,358
Mission Broadcasting, Inc., Term B Loan, 2.35%,
10/01/12		1,873	1,573,273
Multicultural Radio Broadcasting, Inc., Term Loan, 3.03%,
12/18/12		317	221,900
NV Broadcasting, LLC:
Term Loan Debtor in Possession, 13.00%, 2/25/10	USD	120	118,800
Term Loan (First Lien), 5.25%, 11/01/13 (b)(c)		821	205,367
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13		1,500	1,526,250
Nexstar Broadcasting, Inc., Term B Loan, 2.09% – 2.24%,
10/01/12		1,771	1,487,936

See Notes to Financial Statements.

34 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Media (concluded)
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.28%, 8/09/13	USD	1,302	$ 1,211,586
Class B Dollar Term Loan, 4.03%, 5/01/16		2,718	2,547,420
Parkin Broadcasting, LLC, Term Loan, 5.25%,
11/01/13 (b)(c)		169	42,127
Penton Media, Inc.:
Loan (Second Lien), 5.49%, 2/01/14		1,000	210,000
Term Loan (First Lien), 2.51% – 2.74%, 2/01/13		1,100	736,791
ProtoStar Ltd. (b)(c):
Debtor in Possession Term Loan, 18.00%, 10/15/09		84	83,842
Revolver, 18.00%, 9/30/10		407	398,860
Puerto Rico Cable Acquisition Co. Inc. (dba Choice TV),
Term Loan (Second Lien), 7.81%, 2/15/12		692	450,000
Springer:
Term Loan B, 2.69%, 9/16/11		820	760,086
Term Loan C-2, 3.35%, 5/05/12		597	553,254
Term Loan E-2, 3.29%, 9/16/12		229	212,398
Term Loan E2-U, 3.29%, 9/16/12		311	287,989
Sunshine Acquisition Ltd. (aka HIT Entertainment),
Term Facility, 2.73%, 6/01/12		1,268	1,054,050
TWCC Holding Corp., Term Loan, 7.25%, 9/14/15		1,496	1,504,580
Telecommunications Management, LLC:
Multi-Draw Term Loan, 3.76%, 6/30/13		232	146,350
Term Loan, 3.76%, 6/30/13		922	580,545
UPC Financing Partnership, Facility U, 4.54%,
12/31/17	EUR	3,013	3,940,858
Virgin Media Investment Holdings Ltd.:
B1 Facility, 3.89%, 7/30/12	GBP	380	568,963
B2 Facility, 3.89%, 3/09/12		203	303,947
C Facility, 3.62%, 7/17/13		2,000	2,865,190
World Color Press Inc. and World Color (USA) Corp.
(fka Quebecor World Inc.), Advance, 9.00%, 6/30/12		1,300	1,290,250
Yell Group Plc Facility B2, 3.49%, 10/29/12	USD	2,150	1,453,041
			65,058,163
Metals & Mining — 0.1%
Essar Stell Algoma Inc. (fka Algoma Steel Inc.), Term
Loan, 2.77%, 6/20/13		495	445,455
Multi-Utilities — 0.4%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
First Lien Term Loan B, 3.13%, 11/01/13		1,895	1,744,426
Synthetic Letter of Credit, 0.48%, 11/01/13		244	224,763
Mach Gen, LLC Synthetic, LC Loan (First Lien), 0.35%,
2/22/13		69	63,696
			2,032,885
Oil, Gas & Consumable Fuels — 1.1%
Big West Oil, LLC (b)(c):
Delayed Advance Loan, 4.50%, 5/15/14		546	502,477
Initial Advance Loan, 4.50%, 5/15/14		1,007	926,778
Coffeyville Resources, LLC:
Funded Letter of Credit, 6.50%, 12/28/10		97	95,108
Tranche D Term Loan, 8.50%, 12/30/13		780	761,982
Drummond Co., Inc., Term Advance, 1.51%, 2/14/11		1,075	1,042,750
Niska Gas Storage Canada ULC Canadian, Term Loan B,
2.02%, 5/12/13		451	425,849
Niska Gas Storage US, LLC, US Term B Loan, 2.02%,
5/12/13		47	44,749
Niska Gas Storage US, LLC, Wild Goose Acquisition
Draw-US Term B, 2.02%, 5/12/13		32	30,312
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		3,068	2,147,270
			5,977,275

		Par
Floating Rate Loan Interests		(000)	Value
Paper & Forest Products — 1.6%
Georgia-Pacific LLC:
Term Loan B2, 2.34% – 2.46%, 12/20/12	USD	1,897	$ 1,833,036
Term B Loan, 2.34% – 2.65%, 12/20/12		4,520	4,366,263
NewPage Corp., Term Loan, 4.06%, 12/22/14		2,593	2,401,374
Verso Paper Finance Holdings LLC, Loan, 6.73%,
2/01/13 (f)		600	120,029
			8,720,702
Personal Products — 0.4%
American Safety Razor Co., LLC, Loan (Second Lien),
6.52%, 1/30/14		2,500	1,950,000
Real Estate Management & Development — 0.1%
Enclave, Term Loan B, 6.14%, 3/01/12		3,000	395,397
Georgian Towers, Term Loan, 6.14%, 3/01/12		3,000	372,375
Pivotal Promontory, LLC, Second Lien Term Loan,
8.75%, 8/31/11 (b)(c)		750	37,500
			805,272
Software — 0.1%
Bankruptcy Management Solutions, Inc., Term Loan (First
Lien), 4.27%, 7/31/12		945	538,792
Specialty Retail — 0.5%
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 2.52%,
10/20/13		1,250	1,172,916
Eye Care Centers of America, Inc., Term Loan,
2.77% – 3.16%, 3/01/12		522	506,296
OSH Properties, LLC (Orchard Supply), Term Loan B,
2.72%, 12/04/11		1,500	1,245,000
			2,924,212
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Term B Loan, 5.02% – 5.25%, 9/05/13		872	872,270
St. John Knits International, Inc., Term Loan, 10.00%, 3/23/12		631	454,077
Springer, Term Loan E, 3.29%, 9/16/12		45	41,719
			1,368,066
Trading Companies & Distributors — 0.2%
Beacon Sales Acquisition, Inc., Term B Loan, 2.26% – 2.60%,
9/30/13		1,191	1,119,187
Wireless Telecommunication Services — 0.6%
Cellular South, Inc.:
Delayed Draw Term Loan, 2.01%, 5/29/14		500	477,500
Term Loan, 2.01% – 4.00%, 5/29/14		1,470	1,403,850
Digicel International Finance Ltd., Tranche A, 3.13%,
3/01/12		1,150	1,092,500
			2,973,850
Total Floating Rate Loan Interests — 47.8%			263,340,708
Foreign Agency Obligations
Peru Government International Bond, 8.38%, 5/03/16		4,871	5,699,070
Turkey Government International Bond, 7.00%, 9/26/16		5,093	5,385,847
Total Foreign Agency Obligations — 2.0%			11,084,917
Beneficial
Interest
Other Interests (g)		(000)
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity Interests		1	502,843
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		8	1,525
Household Durables — 0.0%
Berkline Benchcraft Equity LLC		3	—
Total Other Interests — 0.1%			504,368

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 35

Schedule of Investments (continued) BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Capital Markets — 0.0%
Marsico Parent Superholdco, LLC (b)(h)	177	$ 45,135
Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (h)	45,243	—
Total Preferred Stocks — 0.0%		45,135
U.S. Government Sponsored	Par
Agency Obligations	(000)
Agency Obligations — 3.1%
Fannie Mae, 7.25%, 1/15/10	USD 17,000	17,450,245
Mortgage-Backed Securities — 24.1%
Fannie Mae Guaranteed Pass Through Certificates:
5.00%, 9/15/24 (i)	121,000	126,104,748
5.50%, 12/01/28 – 11/01/33 (j)(k)	6,563	6,876,101
Total U.S. Government Sponsored
Agency Obligations — 27.2%		150,431,094
U.S. Treasury Obligations
U.S. Treasury Notes:
3.38%, 9/15/09	3,425	3,428,747
4.25%, 8/15/15	1,815	1,967,572
Total U.S. Treasury Obligations — 1.0%		5,396,319
Warrants (l)	Shares
Machinery — 0.0%
Synventive Molding Solutions (expires 1/15/13) (b)	1	—
Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires
3/26/19) (b)	51,701	—
Other — 0.0%
Turbo Cayman Ltd. (No Expiration) (b)	2	—
Total Warrants — 0.0%		—
Total Long-Term Investments
(Cost — $662,132,560) — 105.4%		581,336,469
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.22% (m)(n)	96,671,566	96,671,566
Total Short-Term Securities
(Cost — $96,671,566) — 17.5%		96,671,566
Options Purchased	Contracts
Over-the-Counter Call Options
Marsico Parent Superholdco LLC, expiring December
2019 at USD 942.86, Broker Goldman Sachs & Co.	46	46,000
Total Options Purchased
(Premiums Paid — $44,978) — 0.0%		46,000
Total Investments
(Cost — $758,849,104*) — 122.9%		678,054,035
Liabilities in Excess of Other Assets — (22.9)%		(126,549,501)
Net Assets — 100.0%		$551,504,534

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
	Aggregate cost			$ 759,386,517
	Gross unrealized appreciation			$ 9,364,256
	Gross unrealized depreciation				(90,696,738)
	Net unrealized depreciation			$ (81,332,482)
(a) Variable rate security. Rate shown is as of report date.
(b) Non-income producing security.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Convertible security.
(f) Represents a payment-in-kind security which may pay interest/dividends in addi-
tional par/shares.
(g) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(h) Security is perpetual in nature and has no stated maturity date.
(i) Represents or includes a to-be-announced transaction. The Trust has committed to purchasing (selling) securities for which all specific information is not available at this time.
Unrealized
	Counterparty			Value	Appreciation
	Goldman Sachs & Co.		$126,104,748	$ 1,285,686
(j) All or a portion of security has been pledged as collateral for financial futures contracts.
(k) All or a portion of security has been pledged as collateral in connection with open swap contracts.
(l) Warrants entitle the Trust to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(m) Investments in companies considered to be an affiliate of the Trust, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
	Affiliate		Activity		Income
	BlackRock Liquidity Funds, TempFund		USD 96,671,566		$ 176,533
(n) Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of August 31, 2009 were as follows:
Unrealized
	Currency	Currency		Settlement Appreciation
	Purchased	Sold	Counterparty	Date (Depreciation)
	USD 4,838,602 EUR 3,396,500		Citibank NA	9/16/09	$ (30,749)
	USD 19,093,897	EUR 13,675,000	Deutsche Bank AG 9/16/09		(511,105)
	USD 8,998,740 GBP 5,505,500		Citibank NA	10/28/09	36,788
	Total				$ (505,066)
•	Financial futures contracts purchased as of August 31, 2009 were as follows:
			Expiration	Face	Unrealized
	Contracts	Issue	Date	Value	Appreciation
	50 5-Year U.S. Treasury Bond December 2009			USD 5,740,422	$ 22,078

See Notes to Financial Statements.

36 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (concluded) BlackRock Limited Duration Income Trust (BLW)

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31,							The following table summarizes the inputs used as of August 31, 2009 in determin-
	2009 were as follows:							ing the fair valuation of the Fund’s investments:
		Pay			Notional			Valuation				Investments in
		Fixed			Amount	Unrealized		Inputs				Securities
	Index	Rate	Counterparty Expiration		(000)	Depreciation						Assets
			Credit Suisse	June				Level 1 — Short-Term Securities				$ 96,671,566
	LCDX Index	5.00%	International	2014	USD 930	$ (83,859)		Level 2
								Long-Term Investments:
•	Currency Abbreviations:							Asset-Backed Securities				9,373,195
	EUR	Euro						Common Stocks				5,545
	GBP	British Pound						Corporate Bonds				132,134,077
	USD	US Dollar						Floating Rate Loan Interests				179,430,318
•	Effective September 1, 2008, the Fund adopted Financial Accounting Standards							Foreign Agency Obligations				11,084,917
	Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-							Preferred Stocks				45,135
								U.S. Government Sponsored Agency Obligations				150,431,094
	ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a							U.S. Treasury Obligations				5,396,319
	framework for measuring fair values and requires additional disclosures about the
	use of fair value measurements. Various inputs are used in determining the fair							Total Level 2				487,900,600
	value of investments, which are as follows:							Level 3
	• Level 1 — price quotations in active markets/exchanges for identical securities							Long-Term Investments:
								Asset-Backed Securities				2,668,212
	• Level 2 — other observable inputs (including, but not limited to: quoted prices for							Common Stocks				81,956
	similar assets or liabilities in markets that are active, quoted prices for identical							Corporate Bonds				6,270,943
	or similar assets or liabilities in markets that are not active, inputs other than							Floating Rate Loan Interests				83,910,390
	quoted prices that are observable for the assets or liabilities (such as interest							Other Interests				504,368
	rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and							Total Level 3				93,435,869
	default rates) or other market-corroborated inputs)							Total				$678,008,035
	• Level 3 — unobservable inputs based on the best information available in the
	circumstances, to the extent observable inputs are not available (including the							Valuation			Other Financial
	Fund’s own assumptions used in determining the fair value of investments)							Inputs			Instruments[1]
	The inputs or methodology used for valuing securities are not necessarily an indica-										Assets	Liabilities
	tion of the risk associated with investing in those securities. For information about							Level 1		$ 22,078		—
	the Fund’s policy regarding valuation of investments and other significant accounting							Level 2			82,788	$ (625,713)
	policies, please refer to Note 1 of the Notes to Financial Statements.							Level 3			63,812	—
								Total		$ 168,678		$ (625,713)
								[1]	Other financial instruments are swaps, futures, options purchased and foreign
								currency exchange contracts. Swaps, futures and foreign currency exchange
								contracts are shown at the unrealized appreciation/depreciation on the
								instrument and options purchased are shown at market value.
	The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
									Investments in Securities
						Asset-Backed		Common	Corporate	Floating Rate	Other
							Securities	Stocks	Bonds	Loan Interests Interests		Total
	Balance, as of August 31, 2008						—	—	—	$27,080,000	$ 2,546	$ 27,082,546
	Accrued discounts/premiums						—	—	—	—	—	—
	Realized gain (loss)						—	—	$ 76	(6,382,877)	—	(6,382,801)
	Change in unrealized appreciation (depreciation)[2]					$ (3,780)		—	(875,732)	(3,027,612)	(1,021)	(3,908,145)
	Net purchases (sales)						—	—	(491,063)	(8,418,888)	—	(8,909,951)
	Net transfers in/out of Level 3						2,671,992	$ 81,956	7,637,662	74,659,767	502,843	85,554,220
	Balance as of August 31, 2009					$ 2,668,212		$ 81,956	$ 6,270,943	$83,910,390	$ 504,368	$93,435,869
	[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.
	The following is a reconciliation of other financial instruments for unobservable inputs
	(Level 3) used in determining fair value:
					Other Financial
						Instruments[3]
						Assets
	Balance, as of August 31, 2008					—
	Accrued discounts/premiums					—
	Realized gain (loss)					—
	Change in unrealized appreciation (depreciation)					—
	Net purchases (sales)					—
	Net transfers in/out of Level 3				$ 63,812
	Balance as of August 31, 2009				$ 63,812
	[3]	Other financial instruments are unfunded loan commitments.
See Notes to Financial Statements.
			ANNUAL REPORT						AUGUST 31, 2009			37

Statements of Assets and Liabilities
			BlackRock	BlackRock
		BlackRock	Diversified	Floating Rate	BlackRock
		Defined	Income	Income	Limited
		Opportunity	Strategies	Strategies	Duration
		Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
August 31, 2009		(BHL)	(DVF)	(FRA)	(BLW)
Assets
Investments at value — unaffiliated[1]		$ 140,367,876	$ 128,180,846	$ 277,594,444	$ 581,382,469
Investments at value — affiliated[2]		—	2,371,578	2,018,379	96,671,566
Unrealized appreciation on foreign currency exchange contracts		10,965	2,622	27,341	36,788
Unrealized appreciation on unfunded loan commitments		60,517	38,010	—	63,812
Unrealized appreciation on swaps		—	11,300	—	—
Foreign currency at value[3]		649,034	100,367	3,476,153	32,591
Cash		1,910,422	18,789	—	26,795
Cash pledged as collateral in connection with swaps		—	1,600,000	—	—
Investments sold receivable		1,838,747	619,692	6,512,374	6,654,815
Interest receivable		729,682	2,268,686	3,394,297	5,445,172
Principal paydown receivable		485	—	—	—
Income receivable — affiliated		241	—	—	—
Swap premiums paid		—	246,565	989,746	148,946
Swaps receivable		—	77,396	74,945	—
Dividends receivable		—	16,822	—	554
Margin variation receivable		—	—	—	17,188
Prepaid expenses		48,790	43,771	88,878	60,055
Other assets		106,457	81,592	61,990	269,647
Total assets		145,723,216	135,678,036	294,238,547	690,810,398
Liabilities
Bank overdraft		—	—	43,905	—
Loan payable		27,000,000	18,000,000	38,000,000	—
Unrealized depreciation on foreign currency exchange contracts		231,252	95,339	406,733	541,854
Cash held as collateral in connection with swaps		—	—	100,000	—
Unrealized depreciation on unfunded loan commitments		—	—	49,905	—
Unrealized depreciation on swaps		—	4,154,306	1,108,878	83,859
Investments purchased payable		5,147,449	5,080,921	16,737,531	137,777,131
Deferred income		120,455	80,469	79,562	163,303
Investment advisory fees payable		114,539	78,449	172,075	249,395
Income dividends payable		100,398	722	164,503	112,994
Interest expense payable		24,980	18,696	38,490	—
Officer’s and Directors’ fees payable		85	258	453	119,793
Swaps payable		—	122,296	73,465	9,150
Other affiliates payable		430	366	850	1,728
Other accrued expenses payable		121,578	89,864	102,633	246,657
Other liabilities		—	399,955	—	—
Total liabilities		32,861,166	28,121,641	57,078,983	139,305,864
Net Assets		$ 112,862,050	$ 107,556,395	$ 237,159,564	$ 551,504,534
Net Assets Consist of
Paid-in capital[4,5,6]		$ 127,810,765	$ 229,575,720	$ 349,498,291	$ 701,342,104
Distributions in excess of net investment income		(925,324)	(710,207)	(786,997)	(2,953,716)
Accumulated net realized loss		(8,005,928)	(68,140,448)	(56,737,331)	(65,590,423)
Net unrealized appreciation/depreciation		(6,017,463)	(53,168,670)	(54,814,399)	(81,293,431)
Net Assets		$ 112,862,050	$ 107,556,395	$ 237,159,564	$ 551,504,534
Net asset value		$ 12.53	$ 8.74	$ 12.93	$ 14.95
[1] Investment at cost — unaffiliated		$ 146,223,408	$ 177,162,499	$ 330,801,175	$ 662,177,538
[2] Investment at cost — affiliated		—	$ 2,371,578	$ 2,018,379	$ 96,671,566
[3] Foreign currency at cost		$ 648,966	$ 99,953	$ 3,469,138	$ 32,006
[4] Par value per share		$ 0.001	$ 0.10	$ 0.10	$ 0.001
[5] Shares outstanding		9,008,704	12,306,154	18,336,820	36,889,650
[6] Shares authorized		unlimited	200 million	200 million	unlimited
See Notes to Financial Statements.
38	ANNUAL REPORT	AUGUST 31, 2009

Statements of Assets and Liabilities (concluded)
	BlackRock	BlackRock
	Senior Floating	Senior Floating
August 31, 2009	Rate Fund, Inc.	Rate Fund II, Inc.
Assets
Investment at value — Master Senior Floating Rate (the “Master LLC”)[1]	$ 312,548,298	$ 150,735,659
Capital shares sold receivable	441,324	307,937
Prepaid expenses	192,030	101,804
Total assets	313,181,652	151,145,400
Liabilities
Income dividends payable	888,978	386,592
Contributions payable to the Master LLC	440,318	307,937
Administration fees payable	65,564	50,418
Other affiliates payable	4,393	773
Capital shares redeemed payable	1,006	—
Officer’s and Directors’ fees payable	238	113
Other accrued expenses payable	118,760	52,522
Total liabilities	1,519,257	798,355
Net Assets	$ 311,662,395	$ 150,347,045
Net Assets Consist of
Paid-in capital[2]	$ 677,826,264	$ 227,132,287
Undistributed net investment income	1,249,054	113,729
Accumulated net realized loss	(314,988,118)	(52,616,500)
Net unrealized appreciation/depreciation	(52,424,805)	(24,282,471)
Net Assets	$ 311,662,395	$ 150,347,045
Net asset value	$ 7.16	$ 7.76
[1] Cost — investment in Master LLC	$ 364,973,103	$ 175,018,130
[2] Shares outstanding, par value $0.10 per share, 1 billion shares authorized	43,520,395	19,386,559
See Notes to Financial Statements.
ANNUAL REPORT	AUGUST 31, 2009	39

Statements of Operations
			BlackRock	BlackRock
		BlackRock	Diversified	Floating Rate	BlackRock
		Defined	Income	Income	Limited
		Opportunity	Strategies	Strategies	Duration
		Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
Year Ended August 31, 2009		(BHL)	(DVF)	(FRA)	(BLW)
Investment Income
Interest		$ 9,932,361	$ 15,151,985	$ 24,292,175	$ 39,980,390
Facility and other fees		173,968	136,364	613,979	580,427
Income — affiliated		20,215	20,647	32,098	188,455
Total income		10,126,544	15,308,996	24,938,252	40,749,272
Expenses
Investment advisory		1,275,472	924,328	1,919,277	2,819,087
Professional		384,400	149,397	203,610	187,206
Borrowing costs[1]		79,577	258,417	314,968	—
Accounting services		29,180	26,989	63,840	102,049
Transfer agent		20,776	31,646	43,750	12,391
Custodian		14,343	19,355	22,903	34,970
Officer and Directors		12,993	11,723	28,071	71,284
Printing		10,280	17,679	27,994	148,152
Registration		9,511	9,215	9,197	12,579
Miscellaneous		32,495	47,295	66,551	103,817
Total expenses excluding interest expense		1,869,027	1,496,044	2,700,161	3,491,535
Interest expense		434,636	853,832	1,324,413	101,955
Total expenses		2,303,663	2,349,876	4,024,574	3,593,490
Less fees waived by advisor		(719)	(674)	(828)	(27,344)
Less fees paid indirectly		(396)	(344)	(1,203)	(4,536)
Total expenses after fees waived and paid indirectly		2,302,548	2,348,858	4,022,543	3,561,610
Net investment income		7,823,996	12,960,138	20,915,709	37,187,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments		(7,240,206)	(47,826,125)	(48,127,734)	(50,345,439)
Financial futures contracts and swaps		(875,528)	(3,732,047)	933,553	97,366
Foreign currency		1,854,695	531,200	1,465,026	6,159,464
TBA sale commitments		—	—	—	6,619,821
		(6,261,039)	(51,026,972)	(45,729,155)	(37,468,788)
Net change in unrealized appreciation/depreciation on:
Investments		(5,969,670)	(6,962,138)	(8,868,889)	(18,022,517)
Financial futures contracts and swaps		(190,796)	(898,237)	795,049	(132,057)
Foreign currency		(1,201,825)	(312,776)	(1,547,153)	(3,749,994)
Unfunded corporate loans		55,544	35,951	132,703	90,545
		(7,306,747)	(8,137,200)	(9,488,290)	(21,814,023)
Total realized and unrealized loss		(13,567,786)	(59,164,172)	(55,217,445)	(59,282,811)
Net Decrease in Net Assets Resulting from Operations		$ (5,743,790)	$ (46,204,034)	$ (34,301,736)	$ (22,095,149)
[1] See Note 9 of the Notes to Financial Statements for details of borrowings.
See Notes to Financial Statements.
40	ANNUAL REPORT	AUGUST 31, 2009

Statements of Operations (concluded)
	BlackRock	Blackrock
	Senior Floating	Senior Floating
Year Ended August 31, 2009	Rate Fund, Inc.	Rate Fund II, Inc.
Investment Income
Net Investment income allocated from the Master LLC:
Interest	$ 21,423,940	$ 9,905,686
Income — affiliated	190,457	88,396
Facility and other fees	357,209	166,414
Expenses	(3,067,282)	(1,424,066)
Total income	18,904,324	8,736,430
Expenses
Administration	732,567	544,168
Transfer agent	318,401	92,481
Tender offer	128,900	69,871
Professional	123,117	69,999
Printing	67,628	38,412
Registration	34,024	28,631
Officer and Directors	1,257	584
Miscellaneous	12,356	11,534
Total expenses	1,418,250	855,680
Net investment income	17,486,074	7,880,750
Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain (loss) from investments, swaps and foreign currency	(34,004,504)	(15,895,082)
Net change in unrealized appreciation/depreciation on investments, swaps, foreign currency and unfunded corporate loans	(11,952,665)	(4,973,635)
Total realized and unrealized loss	(45,957,169)	(20,868,717)
Net Decrease in Net Assets Resulting from Operations	$ (28,471,095)	$ (12,987,967)
See Notes to Financial Statements.
ANNUAL REPORT	AUGUST 31, 2009	41

Statements of Changes in Net Assets		BlackRock Defined Opportunity Credit Trust (BHL)
			Period
			January 31,
		Year Ended	2008[1] to
		August 31,	August 31,
Increase (Decrease) in Net Assets:		2009	2008
Operations
Net investment income		$ 7,823,996	$ 4,088,383
Net realized gain (loss)		(6,261,039)	641,116
Net change in unrealized appreciation/depreciation		(7,306,747)	1,289,284
Net increase (decrease) in net assets resulting from operations		(5,743,790)	6,018,783
Dividends and Distributions to Shareholders From
Net investment income		(9,810,137)	(5,435,571)
Tax return of capital		(88,324)	(481,911)
Decrease in net assets resulting from dividends and distributions to shareholders		(9,898,461)	(5,917,482)
Capital Share Transactions
Net proceeds from the issuance of shares		—	127,448,000
Capital charges with respect to issuance of shares		—	(200,500)
Reinvestment of dividends		809,153	224,341
Net increase in net assets resulting from capital share transactions		809,153	127,471,841
Net Assets
Total increase (decrease) in net assets		(14,833,098)	127,573,142
Beginning of period		127,695,148	122,006
End of period		$ 112,862,050	$ 127,695,148
Distributions in excess of net investment income		$ (925,324)	$ (1,438,090)
[1] Commencement of operations.
		BlackRock Diversified Income Strategies Fund, Inc. (DVF)
		Year Ended
		August 31,
Increase (Decrease) in Net Assets:		2009	2008
Operations
Net investment income		$ 12,960,138	$ 19,628,678
Net realized loss		(51,026,972)	(13,105,495)
Net change in unrealized appreciation/depreciation		(8,137,200)	(28,460,128)
Net decrease in net assets resulting from operations		(46,204,034)	(21,936,945)
Dividends and Distributions to Shareholders From
Net investment income		(13,947,075)	(20,910,360)
Tax return of capital		(2,882,990)	(443,389)
Decrease in net assets resulting from dividends and distributions to shareholders		(16,830,065)	(21,353,749)
Capital Share Transactions
Reinvestment of dividends		883,415	205,747
Net Assets
Total decrease in net assets		(62,150,684)	(43,084,947)
Beginning of year		169,707,079	212,792,026
End of year		$ 107,556,395	$ 169,707,079
Distributions in excess of net investment income		$ (710,207)	$ (175,645)
See Notes to Financial Statements.
42	ANNUAL REPORT	AUGUST 31, 2009

Statements of Changes in Net Assets	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
		Year Ended
		August 31,
Increase (Decrease) in Net Assets:		2009	2008
Operations
Net investment income		$ 20,915,709	$ 26,533,760
Net realized loss		(45,729,155)	(10,426,510)
Net change in unrealized appreciation/depreciation		(9,488,290)	(26,845,871)
Net decrease in net assets resulting from operations		(34,301,736)	(10,738,621)
Dividends to Shareholders From
Net investment income		(23,842,077)	(28,321,303)
Capital Share Transactions
Reinvestment of dividends		298,574	—
Net Assets
Total decrease in net assets		(57,845,239)	(39,059,924)
Beginning of year		295,004,803	334,064,727
End of year		$ 237,159,564	$ 295,004,803
Undistributed (distributions in excess of) net investment income		$ (786,997)	$ 848,640
	BlackRock Limited Duration Income Trust (BLW)
		Period
		November 1,
	Year Ended	2007 to	Year Ended
	August 31,	August 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 37,187,662	$ 41,919,013	$ 55,219,613
Net realized gain (loss)	(37,468,788)	(24,118,166)	3,120,082
Net change in unrealized appreciation/depreciation	(21,814,023)	(40,618,831)	(21,221,592)
Net increase (decrease) in net assets resulting from operations	(22,095,149)	(22,817,984)	37,118,103
Dividends and Distributions to Shareholders From
Net investment income	(42,793,064)	(43,898,690)	(51,967,739)
Net realized gain	—	—	(2,229,742)
Tax return of capital	—	—	(1,074,826)
Decrease in net assets resulting from dividends and distributions to shareholders	(42,793,064)	(43,898,690)	(55,272,307)
Capital Share Transactions
Reinvestment of dividends	—	—	2,057,525
Net Assets
Total decrease in net assets	(64,888,213)	(66,716,674)	(16,096,679)
Beginning of period	616,392,747	683,109,421	699,206,100
End of period	$ 551,504,534	$ 616,392,747	$ 683,109,421
Undistributed (distributions in excess of) net investment income	$ (2,953,716)	$ (3,360,775)	$ 800,386
See Notes to Financial Statements.
ANNUAL REPORT	AUGUST 31, 2009		43

Statements of Changes in Net Assets		BlackRock Senior Floating Rate Fund, Inc.
		Year Ended
		August 31,
Increase (Decrease) in Net Assets:		2009	2008
Operations
Net investment income		$ 17,486,074	$ 26,675,323
Net realized loss		(34,004,504)	(14,362,509)
Net change in unrealized appreciation/depreciation		(11,952,665)	(18,260,695)
Net decrease in net assets resulting from operations		(28,471,095)	(5,947,881)
Dividends to Shareholders From
Net investment income		(17,470,993)	(26,664,539)
Capital Share Transactions
Net decrease in net assets resulting from capital share transactions		(41,795,738)	(73,502,678)
Net Assets
Total decrease in net assets		(87,737,826)	(106,115,098)
Beginning of year		399,400,221	505,515,319
End of year		$ 311,662,395	$ 399,400,221
Undistributed net investment income		$ 1,249,054	$ 168,069
		BlackRock Senior Floating Rate Fund II, Inc.
		Year Ended
		August 31,
Increase (Decrease) in Net Assets:		2009	2008
Operations
Net investment income		$ 7,880,750	$ 12,299,609
Net realized loss		(15,895,082)	(6,857,340)
Net change in unrealized appreciation/depreciation		(4,973,635)	(8,921,385)
Net decrease in net assets resulting from operations		(12,987,967)	(3,479,116)
Dividends to Shareholders From
Net investment income		(8,332,675)	(12,294,014)
Capital Share Transactions
Net decrease in net assets resulting from capital share transactions		(14,969,362)	(45,450,688)
Net Assets
Total decrease in net assets		(36,290,004)	(61,223,818)
Beginning of year		186,637,049	247,860,867
End of year		$ 150,347,045	$ 186,637,049
Undistributed net investment income		$ 113,729	$ 85,109
See Notes to Financial Statements.
44	ANNUAL REPORT	AUGUST 31, 2009

Statements of Cash Flows
		BlackRock	BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	Limited
	Defined	Income	Income	Income
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Trust
August 31, 2009	(BHL)	(DVF)	(FRA)	(BLW)
Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$ (5,743,790)	$ (46,204,034)	$ (34,301,736)	$ (22,095,149)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable — unaffiliated	538,756	1,582,682	1,533,481	5,225,321
Increase in dividend receivable	—	—	—	(554)
Increase in interest receivable — affiliated	(241)	—	—	—
Decrease in swap receivable	141,449	291,066	3,166	49,870
Increase in margin variation receivable	—	—	—	(6,789)
(Increase) decrease in prepaid expenses	(47,766)	(37,477)	(76,763)	9,674
Increase in other assets	(105,630)	(81,512)	(38,928)	(163,711)
Increase (decrease) in other liabilities	—	399,955	(221,688)	—
Decrease in investment advisor payable	(22,954)	(71,270)	(85,740)	(80,497)
Decrease in interest expense payable	(116,002)	(30,952)	(37,892)	(178,414)
Decrease in other affiliates payable	(405)	(784)	(1,109)	(2,334)
Increase (decrease) in accrued expenses payable	17,425	32,780	47,709	(16,300)
Decrease in swaps payable	(38,414)	(717,602)	(16,980)	(14,232)
Increase in officers and directors payable	15	153	272	31,915
Swap premium received	234,740	50,673	600,834	575,252
Swap premium paid	(259,956)	(272,513)	(1,838,750)	(169,500)
Net realized and unrealized gain	14,132,122	55,925,734	58,346,253	65,900,247
Amortization of premium and discount on investments	(2,296,304)	(868,065)	(2,813,385)	(2,550,465)
Paid-in-kind Income	(22,566)	(969,233)	(1,164,458)	(1,556,888)
Cash collateral on swaps	—	(1,600,000)	100,000	—
Proceeds from sales and paydowns of long-term securities	76,235,530	108,732,811	209,126,755	1,854,428,848
Purchases of long-term securities	(63,427,541)	(56,652,968)	(139,581,244)	(1,699,772,959)
Net proceeds (purchases) from sales of short-term investments	3,770,645	3,220,827	(383,710)	(94,471,566)
Cash provided by operating activities	22,989,113	62,730,271	89,196,087	105,141,769
Cash Used for Financing Activities
Cash receipts from borrowings	50,000,000	39,000,000	122,000,000	17,601,456
Cash payments from borrowings	(61,500,000)	(86,500,000)	(185,500,000)	(82,138,964)
Cash dividends paid to shareholders	(9,189,746)	(16,127,334)	(23,613,150)	(42,904,068)
Increase in bank overdraft	—	—	43,905	—
Cash used for financing activities	(20,689,746)	(63,627,334)	(87,069,245)	(107,441,576)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	3,605	6,456	71,755	55,449
Cash
Net increase (decrease) in cash	2,302,972	(890,607)	2,198,597	(2,244,358)
Cash and foreign currency at beginning of year.	256,484	1,009,763	1,277,556	2,303,744
Cash and foreign currency at end of year	$ 2,559,456	$ 119,156	$ 3,476,153	$ 59,386
Cash Flow Information
Cash paid for interest	$ 550,638	$ 884,784	$ 1,362,305	$ 280,369
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.
See Notes to Financial Statements.
ANNUAL REPORT		AUGUST 31, 2009		45

Financial Highlights		BlackRock Defined Opportunity Credit Trust (BHL)
			Period
			January 31,
		Year Ended	2008[1] to
		August 31,	August 31,
		2009	2008
Per Share Operating Performance
Net asset value, beginning of period		$ 14.31	$ 14.33[2]
Net investment income[3]		0.87	0.47
Net realized and unrealized gain (loss)		(1.55)	0.21
Net increase (decrease) from investment operations		(0.68)	0.68
Dividends and distributions from:
Net investment income		(1.09)	(0.62)
Tax return of capital		(0.01)	(0.06)
Total dividends and distributions		(1.10)	(0.68)
Capital charges with respect to issuance of shares		—	(0.02)
Net asset value, end of period		$ 12.53	$ 14.31
Market price, end of period		$ 11.03	$ 12.66
Total Investment Return[4]
Based on net asset value		(2.16)%	4.79%[5]
Based on market price		(2.65)%	(11.44)%[5]
Ratios to Average Net Assets
Total expenses		2.39%	1.78%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense		1.94%	1.48%[6]
Net investment income		8.11%	5.52%[6]
Supplemental Data
Net assets, end of period (000)		$ 112,862	$ 127,695
Borrowings outstanding, end of period (000)		$ 27,000	$ 38,500
Average borrowings outstanding, during the period (000)		$ 31,141	$ 13,788
Portfolio turnover		41%	18%
Asset coverage, end of period per $1,000		$ 5,180	$ 4,317
[1] Commencement of operations.
[2] Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from initial offering price of $15.00 per share.
[3] Based on average shares outstanding.
[4] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5] Aggregate total investment return.
[6] Annualized.
See Notes to Financial Statements.
46	ANNUAL REPORT	AUGUST 31, 2009

Financial Highlights	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
					Period
					January 31,
					2005[1] to
		Year Ended August 31,			August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 13.94	$ 17.50	$ 18.70	$ 18.38	$ 19.10
Net investment income[2]	1.06	1.61	1.83	1.77	0.84
Net realized and unrealized gain (loss)	(4.88)	(3.41)	(1.23)	0.25	(0.77)
Net increase (decrease) from investment operations	(3.82)	(1.80)	0.60	2.02	0.07
Dividends and distributions from:
Net investment income	(1.14)	(1.72)	(1.80)	(1.70)	(0.75)
Tax return of capital	(0.24)	(0.04)	—	—	—
Total dividends and distributions	(1.38)	(1.76)	(1.80)	(1.70)	(0.75)
Capital charges with respect to issuance of shares	—	—	—	(0.00)[3]	(0.04)
Net asset value, end of period	$ 8.74	$ 13.94	$ 17.50	$ 18.70	$ 18.38
Market price, end of period	$ 8.80	$ 12.77	$ 17.16	$ 18.85	$ 17.53
Total Investment Return[4]
Based on net asset value	(23.82)%	(10.17)%	3.00%	11.99%	0.42%[5]
Based on market price	(16.27)%	(16.08)%	0.19%	18.36%	(8.53)%[5]
Ratios to Average Net Assets
Total expenses	2.47%	2.77%	3.66%	3.17%	2.48%[6]
Total expenses after fees waived and paid indirectly	2.47%	2.77%	3.66%	3.17%	2.20%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense	1.57%	1.23%	1.30%	1.29%	1.00%[6]
Net investment income	13.63%	10.40%	9.63%	9.57%	7.88%[6]
Supplemental Data
Net assets, end of period (000)	$ 107,556	$ 169,707	$ 212,792	$ 224,156	$ 219,748
Borrowings outstanding, end of period (000)	$ 18,000	$ 65,500	$ 72,000	$ 88,800	$ 101,400
Average borrowings outstanding, during the period (000)	$ 28,247	$ 64,335	$ 95,465	$ 86,132	$ 75,543
Portfolio turnover	45%	41%	72%	64%	17%
Asset coverage, end of period per $1,000	$ 6,975	$ 3,591	$ 3,955	$ 3,524	$ 3,167
[1] Commencement of operations.
[2] Based on average shares outstanding.
[3] Amount is less than $(0.01) per share.
[4] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5] Aggregate total investment return.
[6] Annualized.
See Notes to Financial Statements.
ANNUAL REPORT		AUGUST 31, 2009			47

Financial Highlights		BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
			Year Ended August 31,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year		$ 16.12	$ 18.25	$ 19.32	$ 19.35	$ 19.16
Net investment income[1]		1.14	1.45	1.54	1.40	1.23
Net realized and unrealized gain (loss)		(3.04)	(2.03)	(1.07)	(0.06)	0.08
Net increase (decrease) from investment operations		(1.90)	(0.58)	0.47	1.34	1.31
Dividends and distributions from:
Net investment income		(1.29)	(1.55)	(1.54)	(1.37)	(1.11)
Net realized gain		—	—	—	—	(0.01)
Total dividends and distributions		(1.29)	(1.55)	(1.54)	(1.37)	(1.12)
Net asset value, end of year		$ 12.93	$ 16.12	$ 18.25	$ 19.32	$ 19.35
Market price, end of year		$ 12.26	$ 14.49	$ 16.70	$ 17.49	$ 17.85
Total Investment Return[2]
Based on net asset value		(8.88)%	(2.56)%	2.74%	7.92%	7.27%
Based on market price		(3.88)%	(4.28)%	3.85%	5.91%	(2.47)%
Ratios to Average Net Assets
Total expenses		1.96%	2.61%	3.33%	2.54%	2.18%
Total expenses after fees waived and paid indirectly		1.96%	2.60%	3.33%	2.54%	2.18%
Total expenses after fees waived and paid indirectly and excluding interest expense		1.31%	1.18%	1.20%	1.14%	1.22%
Net investment income		10.18%	8.49%	7.88%	7.30%	6.34%
Supplemental Data
Net assets, end of year (000)		$ 237,160	$ 295,005	$ 334,065	$ 353,713	$ 354,114
Borrowings outstanding, end of year (000)		$ 38,000	$ 101,500	$ 107,000	$ 135,200	$ 123,600
Average borrowings outstanding, during the year (000)		$ 50,591	$ 102,272	$ 133,763	$ 101,916	$ 117,702
Portfolio turnover		58%	49%	69%	57%	48%
Asset coverage, end of year per $1,000		$ 7,241	$ 3,906	$ 4,122	$ 3,616	$ 3,865
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.
48	ANNUAL REPORT		AUGUST 31, 2009

Financial Highlights			BlackRock Limited Duration Income Trust (BLW)
		Period
		November 1,
	Year Ended	2007 to
	August 31,	August 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 16.71	$ 18.52	$ 19.01	$ 19.17	$ 20.13	$ 19.74
Net investment income	1.01[1]	1.14[1]	1.50	1.35	1.46	1.46
Net realized and unrealized gain (loss)	(1.61)	(1.76)	(0.49)	0.03	(0.94)	0.43
Net increase (decrease) from investment operations	(0.60)	(0.62)	1.01	1.38	0.52	1.89
Dividends and distributions from:
Net investment income	(1.16)	(1.19)	(1.41)	(1.52)	(1.33)	(1.49)
Net realized gain	—	—	(0.06)	—	(0.15)	(0.01)
Tax return of capital	—	—	(0.03)	(0.02)	—	—
Total dividends and distributions	(1.16)	(1.19)	(1.50)	(1.54)	(1.48)	(1.50)
Net asset value, end of period	$ 14.95	$ 16.71	$ 18.52	$ 19.01	$ 19.17	$ 20.13
Market price, end of period	$ 14.09	$ 14.57	$ 16.68	$ 18.85	$ 17.48	$ 19.95
Total Investment Return[2]
Based on net asset value	(1.57)%	(2.60)%[3]	5.66%	7.85%	2.93%	10.17%
Based on market price	6.40%	(5.70)%[3]	(4.03)%	17.31%	(5.30)%	14.64%
Ratios to Average Net Assets
Total expenses	0.72%	1.39%[4]	2.16%	2.20%	1.71%	1.26%
Total expenses after fees waived and before fees paid indirectly	0.71%	1.39%[4]	2.16%	2.20%	1.71%	1.28%
Total expenses after fees waived and paid indirectly	0.71%	1.38%[4]	2.14%	2.19%	1.71%	1.25%
Total expenses after fees waived and paid indirectly and
excluding interest expense	0.69%	0.76%[4]	0.83%	0.91%	0.92%	0.90%
Net investment income	7.42%	7.84%[4]	7.92%	7.10%	7.42%	7.34%
Supplemental Data
Net assets, end of period (000)	$ 551,505	$ 616,393	$ 638,109	$ 699,206	$ 704,961	$ 739,225
Borrowings outstanding, end of period (000)	$ —	$ 64,538	$ 109,287	$ 220,000	$ 176,010	$ 159,416
Average borrowings outstanding, during the period (000)	$ 11,705	$ 120,295	$ 172,040	$ 179,366	$ 186,660	$ 195,845
Portfolio turnover	287%[5]	191%[6]	65%	132%	70%	215%
Asset coverage, end of period per $1,000	$ —	$ 10,551	$ 7,251	$ 4,178	$ 5,005	$ 5,637
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3] Aggregate total investment return.
[4] Annualized.
[5] Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 79%.
[6] Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 24%.
See Notes to Financial Statements.
ANNUAL REPORT			AUGUST 31, 2009			49

Financial Highlights				BlackRock Senior Floating Rate Fund, Inc.
			Year Ended August 31,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year		$ 7.98	$ 8.60	$ 8.92	$ 9.01	$ 8.91
Net investment income[1]		0.39	0.51	0.60	0.52	0.37
Net realized and unrealized gain (loss)		(0.83)	(0.62)	(0.32)	(0.08)	0.10
Net increase (decrease) from investment operations		(0.44)	(0.11)	0.28	0.44	0.47
Dividends from net investment income		(0.38)	(0.51)	(0.60)	(0.53)	(0.37)
Net asset value, end of year		$ 7.16	$ 7.98	$ 8.60	$ 8.92	$ 9.01
Total Investment Return[2]
Based on net asset value		(4.69)%	(1.32)%[3]	3.07%	4.97%	5.38%
Ratios to Average Net Assets[4]
Total expenses		1.53%	1.28%[3]	1.44%	1.43%	1.41%
Net investment income		5.97%	6.16%	6.67%	5.84%	4.11%
Supplemental Data
Net assets, end of year (000)		$ 311,662	$ 399,400	$ 505,515	$ 601,807	$ 676,703
Portfolio turnover for the Master LLC		47%	56%	46%	54%	53%
[1] Based on average shares outstanding.
[2] Where applicable, total investment returns exclude the early withdrawal charge, but do include the reinvestment of dividends and distributions. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund’s shares exists.
[3] During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.24%. The expense ratio excluding the refund was 1.46%.
[4] Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
See Notes to Financial Statements.
50	ANNUAL REPORT		AUGUST 31, 2009

Financial Highlights		BlackRock Senior Floating Rate Fund II, Inc.
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.67	$ 9.35	$ 9.70	$ 9.79	$ 9.67
Net investment income[1]	0.41	0.54	0.63	0.56	0.39
Net realized and unrealized gain (loss)	(0.89)	(0.69)	(0.34)	(0.10)	0.11
Net increase (decrease) from investment operations	(0.48)	(0.15)	0.29	0.46	0.50
Dividends from net investment income	(0.43)	(0.53)	(0.64)	(0.55)	(0.38)
Net asset value, end of year	$ 7.76	$ 8.67	$ 9.35	$ 9.70	$ 9.79
Total Investment Return[2]
Based on net asset value	(4.70)%	(1.61)%[3]	2.89%	4.90%	5.26%
Ratios to Average Net Assets[4]
Total expenses	1.68%	1.50%[3]	1.59%	1.57%	1.54%
Net investment income	5.79%	5.96%	6.53%	5.70%	4.03%
Supplemental Data
Net assets, end of year (000)	$ 150,347	$ 186,637	$ 247,861	$ 322,202	$ 355,108
Portfolio turnover for the Master LLC	47%	56%	46%	54%	53%
[1] Based on average shares outstanding.
[2] Where applicable, total investment returns exclude the early withdrawal charge, but do include the reinvestment of dividends and distributions. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund’s shares exists.
[3] During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.11%. The expense ratio excluding the refund was 1.64%.
[4] Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
See Notes to Financial Statements.
ANNUAL REPORT		AUGUST 31, 2009			51

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Diversified
Income Strategies Fund, Inc. (“DVF”), BlackRock Floating Rate Income
Strategies Fund, Inc. (“FRA”), BlackRock Limited Duration Income Trust
(“BLW”), BlackRock Senior Floating Rate Fund, Inc. (“Senior Floating Rate”)
and BlackRock Senior Floating Rate Fund II, Inc. (“Senior Floating Rate II”)
(collectively, referred to as the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the
“1940 Act”). BHL and BLW are organized as Delaware Statutory trusts. DVF,
FRA, Senior Floating Rate and Senior Floating Rate II are organized as
Maryland corporations. BHL, DVF, FRA and BLW are registered as diversi-
fied, closed-end management investment companies. Senior Floating Rate and Senior Floating Rate II are registered as continuously offered, non-
diversified, closed-end management investment companies. The Funds’
financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Directors and the Boards of Trustees of the
Funds are referred to throughout this report as the “Board of Directors” or the “Board.” The Funds determine and make available for publication the net asset value of their shares on a daily basis.

Prior to its commencement of operations on January 31, 2008, BHL had no operations other than those relating to organizational matters and the sale of 8,517 shares on November 13, 2007 to BlackRock Advisors, LLC
(the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), for $122,006. BHL will termi-
nate no later than December 31, 2017.

Senior Floating Rate and Senior Floating Rate II seek to achieve their investment objectives by investing all their assets in the Master Senior
Floating Rate LLC (the “Master LLC”), which has the same investment objective and strategies as these Funds. The value of each Fund’s invest-
ment in the Master LLC reflects each Fund’s proportionate interest in the net assets of the Master LLC. The performance of each Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included else-
where in this report and should be read in conjunction with Senior Floating
Rate and Senior Floating Rate II’s financial statements. The percentage of the Master LLC owned by Senior Floating Rate and Senior Floating Rate II at August 31, 2009 was 67% and 33%, respectively.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s
Board. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market trans-
actions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such invest-
ments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To be announced (“TBA”)
commitments are valued at the current market value of the underlying securities. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day.
Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Funds value their investments in Cash Sweep Series of BlackRock Liquidity Series, LLC at
fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade.
An exchange-traded option for which there is no mean price is valued at the last bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by the Board as reflecting fair value
(“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

52 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of each Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the
NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Inter-
polated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Senior Floating Rate and Senior Floating Rate II record their investments in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements,
which are included elsewhere in this report.

Effective September 1, 2008, the Senior Floating Rate and Senior Floating
Rate II implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, pre-
payment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs

• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Funds’ own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not neces-
sarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Funds’ investments:

	Senior Floating	Senior Floating
	Rate	Rate II
	Investment in	Investment in
Valuation Inputs	the Master LLC	the Master LLC
Level 1	—	—
Level 2	$312,548,298	$ 150,735,659
Level 3	—	—
Total	$312,548,298	$ 150,735,659

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securi-
ties may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumen-
talities of the US Government that issue mortgage related securities and among the securities that they issue. For example, mortgage-related securi-
ties guaranteed by the Government National Mortgage Association
(“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the
United States. However, mortgage-related securities issued by the Federal
Home Loan Mortgage Corporation (“FHLMC”) and Federal National
Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage
Pass-Through Certificates, which are solely the obligations of the FNMA,

ANNUAL REPORT AUGUST 31, 2009 53

Notes to Financial Statements (continued)

are not backed by or entitled to the full faith and credit of the United
States and are supported by the right of the issuer to borrow from the Treasury.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of
Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Forward Commitments, When-Issued and Delayed Delivery Securities:
Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the pur-
chase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to the settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedule of
Investments, if any.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convert-
ible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obliga-
tions of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loans: Certain Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are gener-
ally (i) the lending rate offered by one or more European banks, such as
LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans.
Other fees earned/paid include commitment, amendment, consent, com-
missions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee.
On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower.
Other fees received by the Funds may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Funds may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the bor-
rower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial interme-
diaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Mortgage Dollar Roll Transactions: Certain Funds may sell mortgage-
backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and the repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

54 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)

Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased does not exceed that of the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of each Fund.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, determine whether or not to enforce the Funds’ obligation to repurchase the securities.

TBA Commitments: Certain Funds may enter into TBA commitments to pur-
chase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that a Fund either delivers collateral or segregates assets in con-
nection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, foreign currency exchange contracts, financial futures contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements)
each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically seg-
regated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., finan-
cial futures contracts, reverse repurchase agreements and swaps). As part of these agreements, when the value of these investments achieves a previ-
ously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, certain Funds’ investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Senior Floating Rate and Senior Floating Rate II record daily their propor-
tionate share of the Master LLC’s income, expenses and realized and unre-
alized gains and losses. In addition, both Funds accrue their own expenses.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ US federal tax returns remains open for the two periods ended August 31, 2009 for BHL, the four years ended August 31, 2009 for DVF, FRA, Senior Floating Rate and Senior Floating Rate II, and the two
years ended October 31, 2007 and the two periods ended August 31,
2009 for BLW. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial
Accounting Standards No. 166, “Accounting for Transfers of Financial Assets
— an amendment of FASB Statement No. 140” (“FAS 166”), was issued.
FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows;
and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date.
Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166.
The impact of FAS 166 on the Funds’ statement disclosures, if any, is cur-
rently being assessed.

ANNUAL REPORT AUGUST 31, 2009 55

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End
Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in other certain
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in Common Shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and
distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the value of the underlying security or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives
Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon mini-
mum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-perform-
ance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-
counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-
counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master
Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master
Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-
traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: Certain Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk).
Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the
Funds as unrealized gains or losses. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the dif-
ference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the
US dollar.

Options: Certain Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying

56 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)

instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obli-
gates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund pur-
chases (writes) an option, an amount equal to the premium paid (received)
by a Fund is reflected as an asset (liability) and an equivalent liability
(asset). The amount of the asset (liability) is subsequently marked-to-mar-
ket to reflect the current market value of the option purchased
(written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to)
the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “cov-
ered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is cov-
ered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid mar-
ket. Exercise of a written put option could result in a Fund purchasing a security at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options.

Swaps: Certain Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is ter-
minated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the
Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agree-
ments, that the counterparty to the agreements may default on its obliga-
tion to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — Certain Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sov-
ereign issuers to which they are not otherwise exposed (credit risk). The
Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection)
and/or gain credit exposure to an issuer to which they are not other-
wise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bank-
ruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consid-
eration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced secu-
rity or underlying securities comprising of an index or pay a net settle-
ment of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

• Interest rate swaps — Certain Funds may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional princi-
pal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium.
In more complex swaps, the notional principal amount may decline
(or amortize) over time.

• Swaptions — Swap options (swaptions) are similar to options on securi-
ties except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Funds bear the market risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written swaption could result in the Funds entering into an interest rate swap at a price different from the current market value. The Funds execute transactions in over-the-counter swaptions.

Notes to Financial Statements (continued)
Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, Accounting for
Derivative Instruments and Hedging Activities:
Values of Derivative Instruments as of August 31, 2009*
Asset Derivatives
Statements of Assets
and Liabilities Location	BHL	DVF	FRA	BLW
Interest rate contracts	Net unrealized appreciation/depreciation	—	—	—	$ 22,078**
Foreign currency exchange contracts	Unrealized appreciation on foreign
currency exchange contracts	$ 10,965	$ 2,622	$ 27,341	36,788
Credit contracts	Unrealized appreciation on swaps	—	11,300	—	—
Equity contracts	Investments at value — unaffiliated	—	13,000	20,000	46,000
Total	$ 10,965	$ 26,922	$ 47,341	$ 104,866
Liability Derivatives
Statements of Assets
and Liabilities Location	BHL	DVF	FRA	BLW
Interest rate contracts	Unrealized depreciation on swaps	—	$1,751,189	—	—
Foreign exchange contracts	Unrealized depreciation on foreign
currency exchange contracts	$ 231,252	95,339	$ 406,733	$ 541,854
Credit contracts	Unrealized depreciation on swaps	—	2,403,117	1,108,878	83,859
Total	$ 231,252	$4,249,645	$1,515,611	$ 625,713
*	For open derivative instruments as of August 31, 2009, see the Schedules of Investments, which is also indicative of activity for the year ended August 31, 2009.
**	Includes cumulative appreciation/depreciation of the financial futures contracts as reported in Schedules of Investments. Only current day’s margin variation is reported within the
Statements of Assets & Liabilities.
The Effect of Derivative Instruments on the Statements of Operations
Year Ended August 31, 2009
Net Realized Gain (Loss) From Derivatives Recognized in Income
BHL	DVF	FRA	BLW
Credit contracts:
Swaps	$ (875,528)	$(1,879,082)	$ 933,553	$ (570,536)
Foreign currency exchange contracts:
Foreign currency exchange contracts	1,692,962	697,705	2,255,357	6,193,595
Interest contracts:
Financial futures contracts	—	—	—	667,902
Swaps	—	(1,852,965)	—	—
Total	$ 817,434	$(3,034,342)	$3,188,910	$ 6,290,961
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
BHL	DVF	FRA	BLW
Credit contracts:
Swaps	$ (190,796)	$ (991,052)	$ 795,049	$ (21,853)
Equity contracts:
Options	—	(8,970)	(13,800)	(31,740)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(1,105,948)	(340,969)	(1,660,349)	(3,837,217)
Interest contracts:
Financial futures contracts	—	—	—	(110,204)
Swaps	—	92,815	—	—
Total	$ (1,296,744)	$(1,248,176)	$ (879,100)	$(4,001,014)
58	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock. BAC became a stockholder of BlackRock following its acquisition of Merrill
Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock,
BAC is not deemed to be an affiliate under the 1940 Act.

BHL, DVF, FRA and BLW has entered into an Investment Advisory Agreement or an Administration Agreement with the Manager to provide investment advisory and/or administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services,
BHL pays a monthly fee at an annual rate of 1.00%, BLW pays a monthly fee at an annual rate of 0.55% and DVF and FRA each pay a monthly fee at an annual rate of 0.75% of the average daily value of each Fund’s net assets plus the proceeds of any outstanding borrowings.

The Manager, on behalf of BHL, DVF, FRA and BLW, has entered into a separate sub-advisory agreement with BlackRock Financial Management,
Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays
BFM, for services it provides, a monthly fee that is an annual percentage of the investment advisory fee paid by the Funds to the Manager.

The Manager has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by advisor in the Statements of Operations.

For the year ended August 31, 2009, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Accounting
Services
BHL	$ 2,463
DVF	$ 2,278
FRA	$ 4,935
BLW	$10,348

Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”), a
wholly owned subsidiary of Merrill Lynch, received underwriting fees of
$3,462,804 from January 31, 2008 to August 31, 2008 in connection with the issuance of the BHL’s Shares. In addition, BHL reimbursed MLPF&S
$46,000 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund’s Shares.

Senior Floating Rate and Senior Floating Rate II have entered into an
Administration Agreement with the Manager. The administration fee paid to the Manager is calculated daily and paid monthly based on an annual rate of 0.25% and 0.40%, respectively, of the average daily value of these
Fund’s net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of these Funds.

Senior Floating Rate and Senior Floating Rate II entered into a separate
Distribution Agreement and Distribution Plan with BlackRock Investments,
LLC (“BRIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”)
as the sole distributor of the Funds. FAMD is a wholly owned subsidiary of
Merrill Lynch Group, Inc. BIL and BDI are affiliates of BlackRock.

For the year ended August 31, 2009, the Distributor received early with-
drawal charges for Senior Floating Rate and Senior Floating Rate II in the
amount of $181,726 and $31,438, respectively, relating to the tender of each Fund’s shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the transfer agent and dividend disbursing agent for Senior Floating Rate and Senior Floating
Rate II. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Senior Floating Rate and Senior Floating Rate II may earn income on posi-
tive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. These amounts are included in income — affiliated in the Statements of Operations.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US Government securities) for the year ended August 31, 2009 were as follows:

	Purchases	Sales
BHL	$ 53,338,515	$ 79,414,735
DVF	$ 57,843,776	$ 108,701,709
FRA	$ 150,946,266	$ 212,820,811
BLW	$1,712,915,647	$1,835,126,323

For the year ended August 31, 2009, purchases and sales of US govern-
ment securities for BLW were $0 and $23,000,000, respectively.

For the year ended August 31, 2009, purchases and sales for BLW attributable to mortgage dollar rolls were $1,240,666,602 and
$1,368,558,242, respectively.

ANNUAL REPORT AUGUST 31, 2009 59

Notes to Financial Statements (continued)
5. Income Tax Information:
Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2009 attributable to amortization methods on fixed income securities, accounting for swap agreements, foreign currency transactions, the reclassification of distributions, the expiration of capital loss carryforwards and the classification of investments were reclassified to the following accounts:
						Senior	Senior
						Floating Rate	Floating Rate
		BHL	DVF	FRA	BLW	Fund	Fund II
Paid-in capital		—	—	—	—	$(64,746,799)	$(1,546,632)
Undistributed (distributions in excess of) net investment income		$ 2,498,907	$ 452,375	$ 1,290,731	$ 6,012,461	$ 1,065,904	$ 480,545
Accumulated net realized loss		$(2,498,907)	$(452,375)	$(1,290,731)	$(6,012,461)	$ 63,680,895	$ 1,066,087
The tax character of distributions paid during the fiscal years ended October 31, 2007, the fiscal period ended August 31, 2008 and the fiscal years ended
August 31, 2008 and August 31, 2009 were as follows:
						Senior	Senior
						Floating Rate	Floating Rate
		BHL	DVF	FRA	BLW	Fund	Fund II
Ordinary income
8/31/2009		$ 9,810,137	$13,947,075	$23,842,077	$42,793,064	$17,470,993	$ 8,332,675
8/31/2008		5,435,571	20,910,360	28,321,303	—	26,664,539	12,294,014
11/01/2007 – 8/31/2008		—	—	—	43,898,690		—
10/31/2007		—	—	—	51,967,739	—
Long-term capital gains
10/31/2007		—	—	—	$ 2,229,742	—	—
Tax return of capital
8/31/2009		$ 88,324	$ 2,882,990	—	—	—	—
8/31/2008		481,911	443,389	—	—	—	—
10/31/2007		—	—	—	$ 1,074,826	—	—
Total distributions
8/31/2009		$ 9,898,461	$16,830,065	$23,842,077	$42,793,064	$17,470,993	$ 8,332,675
8/31/2008		$ 5,917,482	$21,353,749	$28,321,303	—	$26,664,539	$12,294,014
11/01/2007 – 8/31/2008		—	—	—	$43,898,690	—	—
10/31/2007		—	—	—	$55,272,307	—	—
As of August 31, 2009, the tax components of accumulated net losses were as follows:
						Senior	Senior
						Floating Rate	Floating Rate
		BHL	DVF	FRA	BLW	Fund	Fund II
Undistributed ordinary income		—	—	$ 619,326	$ 786,625	$ 1,277,797	$ 106,666
Capital loss carryforward		$ (1,063,204)	$ (25,687,627)	(22,121,314)	(31,930,795)	(282,849,718)	(37,618,235)
Net unrealized losses*		(13,885,511)	(96,331,698)	(90,836,739)	(118,693,400)	(84,591,948)	(39,273,673)
Total accumulated net losses		$(14,948,715)	$(122,019,325)	$(112,338,727)	$(149,837,570)	$(366,163,869)	$(76,785,242)
* The differences between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains
/(losses) on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments, the deferral of post-October currency and capital losses for tax purposes and the deferral of compensation to Trustees.
As of August 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
						Senior	Senior
						Floating Rate	Floating Rate
Expires		BHL	DVF	FRA	BLW	Fund	Fund II
2010		—	—	—	—	$ 87,904,309	$ 864,375
2011		—	—	—	—	53,409,203	17,719,049
2012		—	—	—	—	34,221,818	6,383,383
2013		—	—	$ 691,829	—	56,166,095	—
2014		—	$ 1,755,694	—	—	945,546	—
2015		—	2,237,399	—	—	2,561,691	—
2016		—	1,444,704	475,453	$21,933,927	31,419,599	4,923,144
2017		$1,063,204	20,249,830	20,954,032	9,996,868	16,221,457	7,728,284
Total		$1,063,204	$25,687,627	$22,121,314	$31,930,795	$282,849,718	$37,618,235
60	ANNUAL REPORT			AUGUST 31, 2009

Notes to Financial Statements (continued)

6. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose secu-
rities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or eco-
nomic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the
Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. DVF and FRA are authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of
Common Shareholders.

Shares issued and outstanding for the year ended August 31, 2009 and the period ended August 31, 2008 (and the year ended October 31,
2007 for BLW) increased by the following amounts as a result of dividend reinvestments:
	Year Ended	Period Ended	Year Ended
	August 31,	August 31,	October 31,
	2009	2008	2007
BHL	84,923	15,264	—
DVF	129,277	13,892	—
FRA	31,791	—	—
BLW	—	—	107,367
At August 31, 2009, the shares owned by an affiliate of the Manager of the
Funds were as follows:
			Shares
BHL			8,517
FRA			7,877
BLW			6,021
BHL’s shares issued and outstanding during the period January 31,
2008 (commencement of operations) to August 31, 2008 increased by 8,900,000 from shares sold. Organization costs of $22,000 were expensed upon the commencement of operations. Offering costs incurred in connection with BHL’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $200,500.

Transactions in capital shares, with respect to Senior Floating Rate and Senior Floating Rate II, were as follows:
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
Senior Floating Rate	Shares	Amount	Shares	Amount
Shares sold	3,495,709	$22,066,554	4,490,899	$ 36,601,922
Shares issued to shareholders in reinvestment of dividends	189,466	1,198,984	182,375	1,499,356
Total issued	3,685,175	23,265,538	4,673,274	38,101,278
Shares tendered	(10,231,989)	(65,061,276)	(13,412,544)	(111,603,956)
Net decrease	(6,546,814)	$(41,795,738)	(8,739,270)	$ (73,502,678)
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
Senior Floating Rate II	Shares	Amount	Shares	Amount
Shares sold	3,475,221	$23,697,009	2,834,064	$ 25,451,600
Shares issued to shareholders in reinvestment of dividends
and distributions	83,856	580,777	41,005	365,615
Total issued	3,559,077	24,277,786	2,875,069	25,817,215
Shares tendered	(5,697,156)	(39,247,148)	(7,873,162)	(71,267,903)
Net decrease	(2,138,079)	$(14,969,362)	(4,998,093)	$ (45,450,688)

8. Commitments:

The Funds may invest in floating rate loans. In connection with these investments, the Funds may also enter into unfunded corporate loans
(“commitments”). Commitments may obligate the Funds to furnish tem-
porary financing to a borrower until permanent financing can be arranged.

In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of August
31, 2009, the Funds had the following unfunded loan commitments:

ANNUAL REPORT AUGUST 31, 2009 61

Notes to Financial Statements (concluded)
Borrower
Value of
	Unfunded	Underlying
	Commitment	Loans
BHL	(000)	(000)
Big West Oil, LLC	$ 442	$ 407
NV Broadcasting, LLC	$ 179	$ 177
Smurfit-Stone Container Enterprises, Inc.	$ 506	$ 483
DVF
Big West Oil, LLC	$ 363	$ 333
Smurfit-Stone Container Enterprises, Inc.	$ 298	$ 286
FRA
Big West Oil, LLC	$ 233	$ 214
Smurfit-Stone Container Enterprises, Inc.	$ 805	$ 769
Vought Aircraft Industries, Inc.	$ 1,148	$ 1,074
BLW
Big West Oil, LLC	$ 724	$ 666
NV Broadcasting, LLC	$ 90	$ 89
Smurfit-Stone Container Enterprises, Inc.	$ 904	$ 864
ProtoStar Ltd.	$ 529	$ 529
9. Borrowings:
On May 16, 2008, DVF and FRA renewed their revolving credit and security
Agreements (“Citicorp Agreement”) pursuant to a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”), as
Agent, certain secondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agreement was renewed for one year and at the time of renewal had maximum limits as follows:
Maximum Limit
DVF		$ 91,000,000
FRA		$155,000,000
Under the Citicorp Agreement, the conduits funded advances to each Fund through the issuance of highly rated commercial paper. Each Fund had granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on each Fund’s borrowings was based on the interest rate carried by the commercial paper plus a program fee. In addition, each Fund paid a liquidity fee to the secondary backstop lenders and the agent. Under the
Citicorp Agreement, the Funds were subject to certain conditions and covenants, which included among other things limitations on asset declines over prescribed time periods. As a result of the decline in net assets attrib-
utable to market conditions, certain terms of the facility were renegotiated effective December 5, 2008, which included waivers of certain financial covenants by the Lenders, an increase in program and liquidity fees under the facility and a reduction of the maximum limits.
On March 5, 2009, DVF and FRA terminated their revolving credit agree-
ment with Citicorp and entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB
Agreement”) with State Street Bank and Trust Company (“SSB”). The SSB
Agreement has the same maximum limits as the renegotiated limits under the Citigroup Agreement and are as follows:
Maximum Limit
DVF		$ 50,000,000
FRA		$103,000,000

The Funds have granted a security interest in substantially all of its assets to SSB.
Advances are made by SSB to the Funds, at the Funds’ option (a) the higher of 1.0% above the Fed Effective Rate or 1.0% above the Overnight LIBOR
Rate and (b) 1.0% above 7-day, 30-day, or 60-day LIBOR Rate. In addition, the Funds pay a facility fee and a commitment fee based upon SSBs total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2009 are shown in the Statements of Assets and Liabilities as loan payable.
BHL is a party to a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “BHL Agreement”) with SSB dated April 9, 2008. The Agreement has a maximum limit of $67.5 million.
BHL has granted a security interest in substantially all of its assets to SSB.
BHL renewed its revolving line of credit and security agreement with SSB effective April 8, 2009. The renewed agreement expires March 4, 2010 and the maximum commitment was reduced to $55 million.
The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short term bor-
rowings is less than 300%.
For the year ended August 31, 2009, the daily weighted average interest rates for funds with loans under the revolving credit agreement were as follows:
Daily Weighted
Average
Interest Rate
BHL	1.40%
DVF	3.02%
FRA	2.63%
For the year ended August 31, 2009, the daily weighted average interest rates for funds with reverse repurchase agreements were as follows:
Daily Weighted
Average
Interest Rate
BLW	0.87%
10. Subsequent Events:
The Funds paid a net investment income dividend on September 30, 2009 to shareholders of record on September 15, 2009 as follows:
Common
Dividend
Per Share
BHL	$0.0600
DVF	$0.0785
FRA	$0.0815
BLW	$0.0700
Management’s evaluation of the impact of all subsequent events on the
Funds’ financial statements was completed through October 30, 2009, the date the financial statements were issued.

62 ANNUAL REPORT AUGUST 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors/Trustees of:
BlackRock Defined Opportunity Credit Trust
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Limited Duration Income Trust
BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Defined Opportunity
Credit Trust as of August 31, 2009, and the related statements of opera-
tions and cash flows for the year then ended, the statements of changes in net assets for the year then ended and the period January 31, 2008 (com-
mencement of operations) to August 31, 2008, and the financial highlights for the year then ended and the period January 31, 2008 to August 31,
2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Diversified
Income Strategies Fund, Inc. as of August 31, 2009, and the related state-
ments of operations and cash flows for the year then ended, the state-
ments of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period January 31, 2005 (commencement of opera-
tions) to August 31, 2005. We have also audited the accompanying state-
ment of assets and liabilities, including the schedule of investments, of
BlackRock Floating Rate Income Strategies Fund, Inc. as of August 31,
2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompany-
ing statement of assets and liabilities, including the schedule of invest-
ments, of BlackRock Limited Duration Income Trust as of August 31, 2009,
and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, the period November 1, 2007 to August 31, 2008, and the year ended
October 31, 2007, and the financial highlights for the year then ended, the period November 1, 2007 to August 31, 2008, and four years in the period ended October 31, 2007. We have also audited the accompanying state-
ments of assets and liabilities of BlackRock Senior Floating Rate Fund, Inc.
and BlackRock Senior Floating Rate Fund II, Inc. as of August 31, 2009,
and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. BlackRock Defined Opportunity Credit Trust, BlackRock
Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income
Strategies Fund, Inc., BlackRock Limited Duration Income Trust, BlackRock
Senior Floating Rate Fund, Inc., and BlackRock Senior Floating Rate Fund
II, Inc. are collectively referred to as the “Funds.” These financial statements and financial highlights are the responsibility of the Funds’ management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting.
Our audits included consideration of internal control over financial report-
ing as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Defined Opportunity Credit Trust as of August 31, 2009, the
results of its operations and its cash flows for the year then ended, changes in its net assets for the year then ended and the period January 31, 2008 to August 31, 2008, and the financial highlights for the year then ended and the period January 31, 2008 to August 31, 2008, in conformity with accounting principles generally accepted in the United States of America.
Additionally, in our opinion, the financial statements and financial high-
lights referred to above present fairly, in all material respects, the finan-
cial position of BlackRock Diversified Income Strategies Fund, Inc. as of
August 31, 2009, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period January 31, 2005 to August 31,
2005, in conformity with accounting principles generally accepted in the
United States of America. Additionally, in our opinion, the financial state-
ments and financial highlights referred to above present fairly, in all mate-
rial respects, the financial position of BlackRock Floating Rate Income
Strategies Fund, Inc. as of August 31, 2009, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America
Additionally, in our opinion, the financial statements and financial high-
lights referred to above present fairly, in all material respects, the financial position of BlackRock Limited Duration Income Trust as of August 31,
2009, and the results of its operations and its cash flows for the year then ended, changes in its net assets for the year then ended, the period
November 1, 2007 to August 31, 2008, and the year ended October 31,
2007, and the financial highlights for the year then ended, the period
November 1, 2007 to August 31, 2008, and four years in the period ended October 31, 2007, in conformity with accounting principles gen-
erally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Senior
Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc.
as of August 31, 2009, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 30, 2009

ANNUAL REPORT AUGUST 31, 2009 63

Important Tax Information
The following table summarizes the taxable per share distributions paid by the Funds during the taxable year ended August 31, 2009:
						Senior
					Senior	Floating
	BHL	DVF	FRA	BLW	Floating Rate	Rate II
Interest-Related Dividends for Non-U.S. Residents*†
September 2008	57.78%	53.85%	75.25%	70.02%	77.87%	78.22%
October 2008 – December 2008	57.78%	53.85%	76.83%	69.28%	76.97%	77.47%
January 2009	57.78%	53.85%	76.83%	69.28%	86.42%	86.22%
February 2009 – August 2009	73.21%	100.00%	79.34%	73.88%	86.42%	86.22%
Federal Obligation Interest**†	—	—	—	1.11%	—	—
† Expressed as a percentage of the ordinary income distributions.
*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
**	The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommmend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Master Portfolio Summary as of August 31, 2009					Master Senior Floating Rate LLC
Portfolio Composition
		Percent of
		Long-Term Investments
Asset Mix		8/31/09	8/31/08
Floating Rate Loan Interests		91%	95%
Corporate Bonds		9	5
64	ANNUAL REPORT			AUGUST 31, 2009

Schedule of Investments August 31, 2009 Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)(b)		39,151	$ 15,030
Wellman Holdings, Inc. (b)		5,206	1,302
			16,332
Commercial Services & Supplies — 0.0%
Sirva (b)		1,817	9,085
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.	335,138		483,689
Ainsworth Lumber Co. Ltd. (a)(b)	376,109		541,090
			1,024,779
Total Common Stocks — 0.2%			1,050,196
		Par
Corporate Bonds		(000)
Chemicals — 1.6%
GEO Specialty Chemicals Corp.:
7.50%, 3/31/15 (a)(c)	USD	2,538	1,650,024
10.00%, 3/31/15		2,515	1,634,464
Nalco Co., 8.25%, 5/15/17 (a)		1,015	1,060,675
Wellman Holdings, Inc. (c):
Second Lien Subordinate Note, 10.00%, 1/29/19		2,000	2,000,000
Third Lien Subordinate Note, 5.00%, 1/29/19		2,266	1,132,873
			7,478,036
Commercial Services & Supplies — 0.3%
Clean Harbors, Inc., 7.63%, 8/15/16 (a)		1,600	1,604,000
Containers & Packaging — 0.5%
Crown Americas LLC, 7.63%, 5/15/17 (a)		1,190	1,181,075
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		1,210	1,203,950
			2,385,025
Diversified Financial Services — 0.1%
FCE Bank Plc:
7.13%, 1/15/13	EUR	200	250,882
7.88%, 2/15/11	GBP	100	152,213
			403,095
Diversified Telecommunication Services — 0.9%
PAETEC Holding Corp., 8.88%, 6/30/17 (a)	USD	1,300	1,238,250
Qwest Corp.:
3.88%, 6/15/13 (d)		2,525	2,335,625
8.38%, 5/01/16 (a)		500	505,000
			4,078,875
Food Products — 0.4%
Smithfield Foods, Inc., 10.00%, 7/15/14 (a)		1,790	1,825,800
Hotels, Restaurants & Leisure — 0.2%
MGM Mirage, 11.13%, 11/15/17 (a)		1,030	1,114,975
IT Services — 0.3%
SunGard Data Systems, Inc., 4.88%, 1/15/14		1,429	1,286,100
Independent Power Producers & Energy Traders — 0.8%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		3,770	3,751,150
Machinery — 0.2%
CPM Holdings, Inc., 10.63%, 9/01/14 (a)		1,000	1,010,000
Media — 0.9%
DIRECTV Holdings LLC, 8.38%, 3/15/13		2,000	2,050,000
EchoStar DBS Corp., 6.38%, 10/01/11		2,000	2,002,500
			4,052,500

		Par
Corporate Bonds		(000)	Value
Paper & Forest Products — 1.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(e)	USD	2,891	$ 1,146,234
NewPage Corp., 6.73%, 5/01/12 (d)		650	277,875
Verso Paper Holdings LLC Series B, 4.23%, 8/01/14 (d)		5,400	3,024,000
			4,448,109
Textiles, Apparel & Luxury Goods — 0.6%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	2,000	2,738,194
Wireless Telecommunication Services — 0.9%
Cricket Communications, Inc., 7.75%, 5/15/16 (a)	USD	4,250	4,122,500
Total Corporate Bonds — 8.7%			40,298,359
Floating Rate Loan Interests
Aerospace & Defense — 0.8%
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit Facility Deposit, 2.28%, 3/26/14		280	208,445
Term Loan, 2.26%, 3/26/14		4,738	3,531,762
			3,740,207
Airlines — 0.5%
Delta Air Lines, Inc., Credit – Linked Deposit Loan,
0.11% – 2.28%, 4/30/12		1,470	1,312,588
US Airways Group, Inc., Loan, 2.76%, 3/21/14		1,475	794,152
			2,106,740
Auto Components — 2.3%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		7,003	5,978,398
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		3,446	2,638,787
The Goodyear Tire & Rubber Co., Loan (Second Lien), 2.02%,
4/30/14		2,000	1,845,000
			10,462,185
Automobiles — 0.3%
Ford Motor Co., Term Loan, 3.50%, 12/15/13		1,814	1,571,713
Building Products — 0.8%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14		2,003	1,827,653
Momentive Performance Materials (Blitz 06-103 GmbH):
Tranche B-1 Term Loan, 2.56%, 12/04/13		972	783,840
Tranche B-2 Term Loan, 2.74%, 12/04/13	EUR	969	1,046,890
			3,658,383
Capital Markets — 0.5%
Marsico Parent Co., LLC, Term Loan, 4.81%, 12/15/14	USD	924	397,499
Nuveen Investments, Inc., First Lien Term Loan,
3.49% – 3.50%, 11/13/14		2,343	1,901,495
			2,298,994
Chemicals — 5.1%
Ashland, Inc., Term Loan B, 7.65%, 5/13/14		2,044	2,078,619
Brenntag Holding GmbH & Co. KG:
Acquisition Facility 1, 2.27% – 2.99%, 1/20/14		125	119,045
Facility B2, 2.27%, 1/20/14		1,831	1,739,046
Columbian Chemicals Acquisition LLC/Columbian
Chemicals Merger Sub, Inc., Tranche B Term Loan,
6.63%, 3/16/13		1,715	1,337,388
Edwards (Cayman Islands II) Ltd., Term Loan (First Lien),
2.85%, 5/31/14		735	455,700
Huish Detergents Inc.:
Loan (Second Lien), 4.53%, 10/26/14		750	706,875
Tranche B Term Loan, 2.02%, 4/26/14		1,975	1,882,653
Nalco Co., Term Loan, 6.50%, 5/06/16		3,625	3,674,844
PQ Corp. (fka Niagara Acquisition, Inc.):
Loan (Second Lien), 6.77%, 7/30/15		3,000	1,650,000
Original Term Loan (First Lien), 3.52% – 3.75%,
7/31/14		4,967	4,094,034

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 65

Schedule of Investments (continued) Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Chemicals (concluded)
Rockwood Specialties Group, Inc., Term Loan H, 6.00%,
5/15/14	USD	1,815	$ 1,826,941
Solutia Inc., Loan, 7.25%, 2/28/14		4,120	4,078,162
			23,643,307
Commercial Services & Supplies — 2.3%
Alliance Laundry Systems LLC, Term Loan, 2.79% – 4.75%,
1/27/12		1,251	1,199,457
ARAMARK Corp.:
Letter of Credit Facility Letter of Credit, 0.22%, 1/26/14		225	210,981
US Term Loan, 2.47%, 1/26/14		3,549	3,320,976
Casella Waste Systems, Term Loan B, 7.00%, 4/09/14		1,250	1,253,125
John Maneely Co., Term Loan, 3.52% – 3.76%, 12/09/13		1,142	895,135
Kion Group GmbH (fka Neggio Holdings 3 GmbH):
Facility B, 2.51%, 12/29/14		250	158,594
Facility C, 2.76%, 12/29/15		250	158,594
SIRVA Worldwide, Inc., Loan (Second Lien), 12.00%, 5/12/15		424	31,812
Synagro Technologies, Inc., Term Loan (First Lien),
2.26% – 2.27%, 4/02/14		2,716	2,138,841
West Corp., Term B-2 Loan, 2.64% – 2.65%, 10/24/13		1,389	1,317,328
			10,684,843
Computers & Peripherals — 0.2%
Intergraph Corp., Second-Lien Term Loan, 6.26% – 6.37%,
11/28/14		1,000	932,500
Construction Materials — 0.4%
Headwaters Inc., Term Loan B1 (First Lien), 9.75%,
4/30/11		2,083	2,015,310
Containers & Packaging — 1.5%
Graham Packaging Co., LP:
B Term Loan, 2.56%, 10/07/11		423	411,657
C Term Loan, 6.75%, 4/27/14		1,242	1,238,433
Graphic Packaging International, Inc.:
Incremental Term Loan, 3.08% – 3.35%, 5/16/14		2,594	2,529,430
Term B Loan, 2.33% – 2.60%, 5/16/14		584	562,588
Smurfit-Stone Container Enterprises, Inc.:
Canada Tranche C, 2.57%, 11/01/11		135	128,373
Canada Tranche C-1 Term Loan, 2.57%, 11/01/11		41	38,813
Deposit Funded LC Facility, 4.50%, 11/01/10 (b)(f)		63	59,874
Revolving Credit Canadian, 2.82% – 5.00%, 11/12/09		104	99,067
Revolving Credit U.S., 2.82% – 4.50%, 11/01/09		314	298,691
Tranche B, 2.75%, 11/01/11 (b)(f)		72	68,138
U.S. Term Loan, Debtor in Possession, 10.00%,
7/28/10		1,412	1,426,599
			6,861,663
Distributors — 0.3%
Keystone Automotive Operations, Inc., Loan, 3.77% – 5.75%,
1/12/12		2,602	1,417,894
Diversified Consumer Services — 1.0%
Coinmach Service Corp., Term Loan, 3.28% – 3.43%,
11/14/14		3,950	3,357,393
Education Management LLC, Term Loan C, 2.38%,
6/01/13		1,413	1,351,023
			4,708,416
Diversified Financial Services — 0.2%
LPL Holdings, Inc., Tranche D Term Loan, 2.01% – 2.35%,
6/28/13		928	854,291

		Par
Floating Rate Loan Interests		(000)	Value
Diversified Telecommunication Services — 1.9%
BCM Ireland Holdings Ltd. (Eircom):
Facility B, 2.37%, 9/30/15	EUR	985	$ 1,283,732
Facility C, 2.62%, 9/30/16		985	1,283,875
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14	USD	1,614	979,840
Integra Telecom Holdings, Inc., Term Loan (First Lien),
10.50%, 8/31/13		1,372	1,345,013
PAETEC Holding Corp., Replacement Term Loan, 2.76%,
2/28/13		605	569,883
Time Warner Telecom Holdings Inc., Term Loan B Loan,
2.02%, 1/07/13		628	612,412
Wind Finance SL SA, Euro Facility (Second Lien), 7.70%,
1/26/14	EUR	2,000	2,875,821
			8,950,576
Electrical Equipment — 0.4%
Generac Acquisition Corp., Term Loan (First Lien), 2.78%,
11/10/13	USD	2,107	1,766,628
Electronic Equipment, Instruments & Components — 1.1%
Flextronics International Ltd.:
A Closing Date Loan, 2.53% – 2.85%, 10/01/14		1,507	1,351,125
Delay Draw Term Loan, 2.76%, 10/01/14		433	388,254
L-1 Identity Solutions Operating Co., Term Loan, 6.75%,
8/05/13		2,422	2,425,821
Safenet, Inc., Loan (Second Lien), 6.27%, 4/12/15		1,250	1,045,834
			5,211,034
Energy Equipment & Services — 1.6%
Brock Holdings III, Inc., Term B Loan, 2.85% – 4.50%,
2/26/14		1,371	1,083,017
Dresser, Inc.:
Term B Loan, 2.68%, 5/04/14		1,987	1,851,633
Term Loan (Second Lien), 6.02%, 5/04/15		1,500	1,246,875
MEG Energy Corp.:
Delayed Draw Term Loan, 2.60%, 4/02/13		1,233	1,144,975
Initial Term Loan, 2.60%, 4/03/13		1,209	1,123,207
Volnay Acquisition Co. I (aka CGG), B1 Term Loan Facility,
3.93%, 1/12/14		1,051	1,019,860
			7,469,567
Food & Staples Retailing — 2.1%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots),
Facility B1, 3.53%, 7/09/15	GBP	4,000	5,579,423
DS Waters of America, Inc., Term Loan, 2.52%,
10/29/12	USD	1,383	1,244,361
DSW Holdings, Inc., Loan, 4.27%, 3/02/12		500	421,667
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15		1,775	1,837,125
WM. Bolthouse Farms, Inc., Term Loan (First Lien), 2.56%,
12/16/12		779	752,173
			9,834,749
Food Products — 2.7%
Dean Foods, Term Loan B, 1.65% – 1.98%, 4/02/14		1,197	1,142,458
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.51%, 4/12/13		442	444,851
Tranche B Term Loan, 8.00%, 4/12/13		610	613,984
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%, 4/12/13		2,273	2,287,755
Wm. Wrigley Jr. Co., Tranche B Term Loan, 6.50%,
10/06/14		7,677	7,762,905
			12,251,953
Health Care Equipment & Supplies — 2.5%
Bausch & Lomb Inc.:
Delayed Draw Term Loan, 2.10% – 3.85%, 4/24/15		247	233,938
Parent Term Loan, 3.85%, 4/24/15		974	921,715

See Notes to Financial Statements.

66 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Health Care Equipment & Supplies (concluded)
Biomet, Inc., Dollar Term Loan, 3.26% – 3.61%,
3/25/15	USD	4,910	$ 4,711,185
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Term Loan, 3.26%, 5/20/14		2,955	2,822,025
Hologic, Inc., Tranche B Term Loan, 3.56%, 3/31/13		495	476,233
Iasis Healthcare LLC:
Delay Draw Term Loan, 2.26%, 3/14/14		584	550,832
Initial Term Loan, 2.26%, 3/14/14		1,689	1,591,747
Line of Credit, 0.16%, 3/14/14		157	148,372
			11,456,047
Health Care Providers & Services — 7.3%
CCS Medical, Inc. (Chronic Care), Term Loan (First Lien),
4.35%, 9/30/12 (b)(f)		750	338,437
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.54%, 7/25/14		455	423,465
Funded Term Loan, 2.51%, 7/25/14		8,911	8,300,719
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.10%,
10/05/12		2,375	2,279,010
Fresenius SE:
Tranche B1 Term Loan, 6.75%, 7/06/14		2,510	2,522,193
Tranche B2 Term Loan, 6.75%, 7/06/14		1,584	1,592,339
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/17/12		12,465	11,637,430
HealthSouth Corp., Term Loan, 2.52% – 2.53%, 3/10/13		3,455	3,341,388
Surgical Care Affiliates, LLC, Term Loan, 2.60%, 12/29/14		561	506,308
Vanguard Health Holding Co. II, LLC (Vanguard Health
System, Inc.), Replacement Term Loan, 2.51%, 9/23/11		3,119	3,035,953
			33,977,242
Health Care Technology — 0.3%
Sunquest Information Systems, Inc. (Misys Hospital Systems,
Inc.), Term Loan, 3.52% – 3.74%, 10/13/14		1,474	1,343,569
Hotels, Restaurants & Leisure — 3.8%
CCM Merger Inc. (Motor City Casino), Term B Loan, 8.50%,
7/13/12		1,713	1,598,401
Green Valley Ranch Gaming, LLC:
Second Lien Term Loan, 3.88%, 8/16/14		1,750	358,750
Term Loan (New), 2.54% – 4.00%, 2/16/14		471	327,045
Harrah’s Operating Co., Inc.:
Term B-1 Loan, 3.50%, 1/28/15		414	332,998
Term B-2 Loan, 3.50%, 1/28/15		7,432	5,987,025
Term B-3 Loan, 3.50% – 3.60%, 1/28/15		365	293,418
Lake at Las Vegas Joint Venture/LLV-1, LLC (b)(f):
First and Second Tranche Term Loan, 12.35% – 15.00%,
12/22/12		3,646	72,916
Revolving Loan Credit-Linked Deposit Account, 12.35%,
12/22/12		361	7,222
Penn National Gaming, Inc., Term Loan B, 2.01% – 2.21%,
10/03/12		4,678	4,546,869
QCE, LLC (Quiznos), Term Loan:
(First Lien), 2.88%, 5/15/13		1,940	1,445,300
(Second Lien), 6.35%, 11/05/13		2,800	1,288,000
VML US Finance LLC (aka Venetian Macau), Term B Funded
Project Loan, 6.10%, 5/27/13		1,620	1,482,047
			17,739,991
Household Durables — 1.7%
American Achievement Corp., Tranche B Term Loan,
6.25%, 3/25/11		886	752,715
Jarden Corp., Term Loan B3, 3.10%, 1/24/12		1,224	1,207,700
Simmons Bedding Co., Tranche D Term Loan, 10.50%,
12/19/11		4,269	4,148,216
Yankee Candle Co., Inc., Term Loan, 2.27%, 2/06/14		1,736	1,609,959
			7,718,590

		Par
Floating Rate Loan Interests		(000)	Value
IT Services — 3.3%
Audio Visual Services Group, Inc.:
Loan (Second Lien), 7.10%, 8/28/14	USD	1,560	$ 124,776
Tranche B Term Loan (First Lien), 2.85%, 2/28/14		1,350	837,000
Ceridian Corp., US Term Loan, 3.27%, 11/09/14		3,213	2,750,345
First Data Corp., Initial Tranche:
Initial Tranche B-1 Term Loan, 3.01% – 3.02%, 9/24/14		2,816	2,346,359
Initial Tranche B-2 Term Loan, 3.01% – 3.02%, 9/24/14		8,246	6,861,177
RedPrairie Corp.:
Tack-on-Loan, 3.69%, 7/20/12		260	224,516
Term Loan B, 3.44% – 5.25%, 7/20/12		431	373,207
SunGard Data Systems Inc. (Solar Capital Corp.):
Incremental Term Loan, 6.75%, 2/28/14		997	991,609
Tranche B US Term Loan, 3.95% – 4.09%, 2/28/16		844	815,129
			15,324,118
Independent Power Producers & Energy Traders — 4.2%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility Term Loan, 4.02%, 4/02/13		971	933,517
Tranche B Term Loan, 4.02%, 4/02/13		79	75,533
NRG Energy, Inc., Term Loan, 2.01% – 2.35%, 2/01/13		3,872	3,651,892
Texas Competitive Electric Holdings Co., LLC
(TXU), Initial Tranche:
Initial Tranche B-2 Term Loan, 3.78% – 3.79%,
10/10/14		9,140	6,946,304
Initial Tranche B-3 Term Loan, 3.78% – 3.79%,
10/10/14		10,291	7,788,380
			19,395,626
Industrial Conglomerates — 0.4%
Sequa Corp., Term Loan, 3.65% – 3.88%, 12/03/14		2,383	2,031,534
Insurance — 0.3%
Alliant Holdings I, Inc., Term Loan, 3.60%, 8/21/14		1,713	1,576,113
Internet Software & Services — 0.0%
Channel Master Holdings, Inc. (b)(f)(g):
Revolver, 8.31%, 11/15/04		128	—
Term Loan, 9.00%, 11/15/04		1,014	—
			—
Leisure Equipment & Products — 0.5%
Fender Musical Instruments Corp.:
Delayed Draw Loan, 2.54%, 6/09/14		661	528,881
Initial Loan, 2.85%, 6/09/14		1,309	1,047,078
True Temper Sports, Inc., Term Loan B, 5.50%, 3/15/11		1,057	810,049
			2,386,008
Life Sciences Tools & Services — 0.9%
Life Technologies Corp. Term B Facility, 5.25%, 11/20/15		4,168	4,209,572
Machinery — 1.8%
Navistar Financial Corp., Tranche A Term loan, 2.31%,
3/27/10		1,843	1,787,959
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.39% – 3.51%,
1/19/12		1,333	1,240,000
Term Advance, 3.51%, 1/19/12		3,667	3,410,000
Oshkosh Truck Corp., Term B Loan, 6.60% – 6.64%,
12/06/13		2,109	2,099,059
			8,537,018
Media — 22.5%
AlixPartners, LLP, Tranche C Term Loan, 2.28% – 2.51%,
10/12/13		423	411,386
Alpha Topco Ltd. (Formula One):
Facility B1, 2.51%, 12/31/13		840	706,380
Facility B2, 2.51%, 12/31/13		568	477,139
Facility D, 3.76%, 6/30/14		1,000	740,000

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 67

Schedule of Investments (continued) Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Media (continued)
Bragg Communications Inc., Term Loan B Tranche Two
Facility, 3.17%, 8/31/14	USD	1,206	$ 1,168,662
Bresnan Communications, LLC Term Loan B (First Lien),
2.47% – 2.64%, 9/29/13		1,746	1,672,527
CSC Holdings Inc. (Cablevision), Incremental Term Loan,
2.02% – 2.07%, 3/29/13		3,432	3,316,972
Catalina Marketing Corp., Initial B Term Loan, 3.03%,
10/01/14		1,744	1,639,103
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		8,591	8,246,998
Cequel Communications, LLC:
Tranche A Term Loan (Second Lien), 4.78%, 5/05/14		5,000	4,506,250
Term Loan, 2.27%, 11/05/13		5,872	5,545,558
Charter Communications Operating, LLC, New Term Loan,
4.25%, 3/06/14 (b)(f)		2,929	2,718,220
Charter Communications, Term Loan B1, 7.94%, 3/25/14		6,525	6,521,737
FoxCo Acquisition Sub, LLC, Term Loan, 7.25%, 7/14/15		1,338	1,096,401
Gray Television, Inc., Term Loan B, 3.78%, 12/31/14		1,319	951,233
HMH Publishing Co. Ltd.:
Mezzanine, 17.50%, 11/14/14 (e)		9,049	1,357,358
Tranche A Term Loan, 5.26%, 6/12/14		4,389	3,395,774
Hanley-Wood, LLC (FSC Acquisition), Term Loan,
2.52% – 2.54%, 3/08/14		2,227	939,216
Hargray Acquisition Co./DPC Acquisition LLC/HCP
Acquisition LLC, Term Loan (First Lien), 2.72%, 6/27/14		1,946	1,775,898
Harland Clarke Holdings Corp. (fka Clarke American Corp.),
Tranche B Term Loan, 2.76%, 6/30/14		2,284	1,865,628
Insight Midwest Holdings, LLC, B Term Loan, 2.28%,
4/07/14		3,075	2,934,429
Intelsat Corp. (fka PanAmSat Corp.):
Tranche B-2-A Term Loan, 2.78%, 1/03/14		1,247	1,177,245
Tranche B-2-B Term Loan, 2.78%, 1/03/14		1,247	1,179,624
Tranche B-2-C Term Loan, 2.78%, 1/03/14		1,247	1,179,624
Intelsat Subsidiary Holding Co. Ltd., Tranche B Term Loan
2.78%, 7/03/13		1,962	1,871,410
Knology, Inc., Term Loan, 2.51%, 6/30/12		1,602	1,521,732
Lamar Media Corp.:
Term Loan, 5.50%, 9/28/12		3,984	3,924,360
Series E Incremental Loan, 5.50%, 3/15/13		988	978,859
Local TV Finance, LLC, Term Loan, 2.27%, 5/07/13		1,234	843,408
MCC Iowa LLC (Mediacom Broadband Group), Tranche
E Term Loan, 6.50%, 11/30/16		2,394	2,396,947
MCNA Cable Holdings LLC (OneLink Communications),
Loan, 8.31%, 3/01/13 (e)		1,236	469,840
Mediacom Illinois, LLC (fka meidacom Communications,
LLC), Tranche D Term Loan, 3.96%, 3/31/17		1,500	1,496,250
Metro-Goldwyn-Mayer Inc., Tranche B Term Loan, 3.51%,
4/09/12		1,736	965,844
Multicultural Radio Broadcasting, Inc., Term Loan, 3.03%,
12/18/12		515	360,588
NTL Cable Plc, Second Lien, 4.19%, 3/04/12	GBP	710	1,017,142
NV Broadcasting, LLC:
Second Lien, 7.77%, 11/03/14 (b)(f)	USD	3,250	32,500
Term Loan, Debtor in Possession, 13.00%, 7/14/12		170	168,300
Newsday, LLC, Floating Rate Term Loan, 6.01%, 8/01/13		2,500	2,468,750
NextMedia Operating, Inc.:
Delay Draw Term Loan, 8.25%, 11/15/12		121	78,950
Initial Term Loan (1st Lien), 8.25%, 11/15/12		1,399	909,505
Loan (Second Lien), 11.25%, 11/15/13		3,291	394,965
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.28%, 8/09/13		2,956	2,751,439
Class B Dollar Term Loan, 4.03%, 5/01/16		6,172	5,785,039
Penton Media, Inc.:
Loan (Second Lien), 5.49%, 2/01/14		500	105,000
Term Loan (First Lien), 2.51% – 2.74%, 2/01/13		489	327,463

		Par
Floating Rate Loan Interests		(000)	Value
Media (concluded)
Sunshine Acquisition Ltd. (aka HIT Entertainment), Term
Facility, 2.73%, 6/01/12	USD	4,243	$ 3,527,145
TWCC Holding Corp., Term Loan, 7.25%, 9/14/15		3,686	3,707,830
Tribune Co., Debtor in Possession, Term Loan, 9.00%,
4/07/10		1,100	1,105,500
UPC Financing Partnership, Facility U, 4.54%,
12/31/17	EUR	3,200	4,186,140
United Pan Europe Communications, Term Loan, 3.76%,
12/31/16	USD	2,000	1,965,000
Virgin Media Investment Holdings Ltd.:
B7 Facility, 5,39%, 9/30/12	GBP	199	297,977
B8 Facility, 5.39%, 9/30/12		131	196,266
B11 Facility, 5.12%, 7/30/12		823	1,232,849
B12 Facility, 5.31%, 7/30/12		1,141	1,708,786
World Color Press Inc. and World Color (USA) Corp. (fka
Quebecor World Inc.), Advance, 9.00%, 6/30/12		1,800	1,786,500
			104,105,646
Metals & Mining — 0.5%
Essar Steel Algoma Inc. (fka Algoma Steel Inc.), Term
Loan, 2.77%, 6/20/13	USD	2,434	2,190,399
Multi-Utilities — 1.0%
Brand Energy & Infrastructure Services, Inc. (FR Brand
Acquisition Corp.):
Loan (Second Lien), 6.31% – 6.44%, 2/07/15		1,200	828,000
Term B Loan (First Lien), 2.32% – 2.63%, 2/07/14		170	152,610
Energy Transfer Equity, LP, Term Loan, 2.21%, 11/01/12		750	726,428
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
Term B Advance (First Lien), 3.13%, 11/01/13		2,217	2,041,271
Synthetic Letter of Credit, 0.48%, 11/01/13		283	260,291
Mach Gen, LLC, Synthetic Letter of Credit Loan (First Lien),
0.35%, 2/22/13		69	63,696
USPF Holdings, LLC, Term Loan, 2.02%, 4/11/14		886	823,944
			4,896,240
Multiline Retail — 0.5%
Dollar General Corp., Tranche B-1 Term Loan, 3.01% – 3.24%,
7/07/14		2,300	2,237,070
Oil, Gas & Consumable Fuels — 1.8%
Big West Oil, LLC (b)(f):
Delayed Advance Loan, 4.50%, 5/15/14		956	879,335
Initial Advance Loan, 4.50%, 5/15/14		1,207	1,110,344
ScorpionDrilling Ltd., Loan (Second Lien), 8.10%,
5/08/14		5,350	4,440,500
Vulcan Energy Corp. (fka Plains Resources Inc), Term B3
Loan, 5.50%, 8/12/11		1,750	1,725,938
			8,156,117
Paper & Forest Products — 2.8%
Georgia-Pacific LLC:
Term B Loan, 2.34% – 2.46%, 12/20/12		6,437	6,218,319
Term Loan B2, 2.31% – 2.65%, 12/20/12		1,518	1,466,429
NewPage Corp., Term Loan, 4.06%, 12/22/14		5,727	5,303,273
			12,988,021
Personal Products — 0.5%
American Safety Razor Co., LLC Loan (Second Lien), 6.52%,
1/30/14		2,650	2,067,000
Pharmaceuticals — 0.3%
Warner Chilcott Co., Inc.:
Tranche B Acquisition Date Term Loan, 2.26% – 2.60%,
1/18/12		1,182	1,173,773
Tranche C Acquisition Date Term Loan, 2.26%, 1/18/12		414	411,652
			1,585,425

See Notes to Financial Statements.

68 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued) Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests	(000)	Value
Professional Services — 0.5%
Booz Allen Hamilton Inc., Tranche B Term Loan, 7.50%,
7/31/15	USD 2,374 $	2,374,027
Real Estate Management & Development — 0.5%
Mattamy Funding Partnership, Loan, 2.63%, 4/11/13	2,903	2,322,000
Specialty Retail — 0.3%
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 2.52%,
10/20/13	750	703,750
General Nutrition Centers, Inc., Term Loan, 2.52% – 2.85%,
9/16/13	550	505,513
		1,209,263
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Term B Loan, 5.02% – 5.25%,
9/05/13	1,045	1,045,707
Trading Companies & Distributors — 0.2%
Beacon Sales Acquisition, Inc., Term B Loan, 2.26% – 2.60%,
9/30/13	953	895,350
Wireless Telecommunication Services — 2.1%
Cellular South, Inc.:
Delayed Draw Term Loan, 2.01%, 5/29/14	500	477,500
Term Loan, 2.01% – 4.00%, 5/29/14	1,470	1,403,850
Digicel International Finance Ltd., Tranche A, 3.13%,
3/01/12	4,475	4,251,250
MetroPCS Wireless, Inc., New Tranche B Term Loan,
2.56% – 2.75%, 11/03/13	2,226	2,092,634
Ntelos, Term B Advance, 5.75%, 7/31/15	1,500	1,496,250
		9,721,484
Total Floating Rate Loan Interests — 86.7%		401,930,130
	Beneficial
	Interest
Other Interests (h)	(000)
Diversified Financial Services — 0.2%
J.G. Wentworth LLC Preferred Equity Interests	921	777,120
Total Other Interests — 0.2%		777,120
Total Long-Term Investments
(Cost — $520,136,694 ) — 95.8%		444,055,805
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, 0.22% (i)(j)	33,608,423	33,608,423
Total Short-Term Securities
(Cost — $33,608,423) — 7.3%		33,608,423
Total Investments (Cost — $553,745,117*) — 103.1%		477,664,228
Liabilities in Excess of Other Assets — (3.1)%		(14,380,271)
Net Assets — 100.0%	$ 463,283,957
* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 553,814,673
Gross unrealized appreciation	$ 9,012,104
Gross unrealized depreciation		(85,162,549)
Net unrealized depreciation	$ (76,150,445)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
	These securities may be resold in transactions exempt from registration to qualified
	institutional investors.
(b) Non-income producing security.
(c) Convertible security.
(d) Variable rate security. Rate shown is as of report date.
(e) Represents a payment-in-kind security which may pay interest/dividends in addi-
	tional par/shares.
(f) Issuer filed for bankruptcy and/or is in default of interest payments.
(g) As a result of bankruptcy proceedings, the company did not repay the principal
	amount of the security upon maturity.
(h) Other interests represent beneficial interest in liquidation trusts and other reorgani-
	zation entities and are non-income producing.
(i) Investments in companies considered to be an affiliate of the Master LLC, for pur-
	poses of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
						Net
	Affiliate				Activity		Income
	BlackRock Liquidity Funds, TempFund				USD 33,608,423		$ 78,227
	BlackRock Liquidity Series, LLC
	Cash Sweep Series				USD (29,066,037)		$200,626
(j) Represents the current yield as of report date.
•	For Master LLC compliance purposes, the Master LLC’s industry classifications refer
	to any one or more of the industry sub-classifications used by one or more widely
	recognized market indexes or ratings group indexes, and/or as defined by Master
	LLC management. This definition may not apply for purposes of this report, which
	may combine industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of August 31, 2009 were as follows:
							Unrealized
	Currency			Currency		Settlement Appreciation
	Purchased			Sold	Counterparty	Date	(Depreciation)
	USD	235,838	EUR	166,000	Citibank NA	9/16/09 $	(2,146)
	USD	1,057,022	EUR	745,000	Citibank NA	9/16/09	(11,039)
	USD	2,829,491	EUR	1,982,000	Citibank NA	9/16/09	(11,979)
	USD	7,671,767	EUR	5,494,500		Deutsche Bank AG 9/16/09	(205,357)
					Royal Bank
	USD	1,265,411	EUR	889,000	of Scotland	9/16/09	(9,093)
	USD	570,971	CAD	620,000		Barclays Bank PLC 10/28/09	4,580
	USD	8,344,123	GBP	5,105,000	Citibank NA	10/28/09	34,112
	Total					$ (200,922)
•	Credit default swaps on traded index issues — bought protection outstanding as of
	August 31, 2009 were as follows:
		Pay				Notional
		Fixed		Counter-		Amount	Unrealized
	Index	Rate		party	Expiration	(000)[1]	Depreciation
				Credit Suisse,	June
	LCDX Index	5.00%		International	2014	USD 3,255	$ (290,086)
	[1]	The maximum potential amount the Fund may pay should a negative credit
		event take place as defined under the terms of the agreement. See Note 2 of
		the Notes to Financial Statements.
•	Currency Abbreviations:
	CAD	Canadian Dollar
	EUR Euro
	GBP	British Pound
	USD	US Dollar

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 69

Schedule of Investments (concluded) Master Senior Floating Rate LLC

• Effective September 1, 2008, the Master LLC adopted Financial Accounting
Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Master LLC’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Master LLC’s investments:
Valuation		Investments in
Inputs		Securities
		Assets
Level 1
Long-Term Investments:
Common Stocks		$ 483,689
Short-Term Securities		33,608,423
Total Level 1		34,092,112
Level 2
Long-Term Investments:
Common Stocks		550,175
Corporate Bonds		33,880,998
Floating Rate Loan Interests		304,641,971
Total Level 2		339,073,144
Level 3
Long-Term Investments:
Common Stocks		16,332
Corporate Bonds		6,417,361
Floating Rate Loan Interests		97,288,159
Other Interests		777,120
Total Level 3		104,498,972
Total		$477,664,228
Valuation	Other Financial
Inputs	Instruments[1]
	Assets	Liabilities
Level 1	—	—
Level 2	$ 38,692	$ (529,700)
Level 3	—	(112,385)
Total	$ 38,692	$ (642,085)
[1] Other financial instruments are foreign currency exchange contracts, unfunded loan commitments and swaps which are shown at the unrealized appreciation/
depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
Investments in Securities
			Common	Corporate	Floating Rate	Other
			Stocks	Bonds	Loan Interests	Interests	Total
	Balance, as of August 31, 2008	$ 15,030		—	$ 43,430,665	—	$ 43,445,695
	Accrued discounts/premiums		—	—	—	—	—
	Realized gain (loss)		—	—	(12,647,335)	—	(12,647,335)
	Change in unrealized appreciation (depreciation)[2]		—	$ (592,309)	10,806,622	—	10,214,313
	Net purchases (sales)		—	—	(34,773,486)	—	(34,773,486)
	Net transfers in/out of Level 3		1,302	7,009,670	90,471,693	$ 777,120	98,259,785
	Balance, as of August 31, 2009	$ 16,332		$ 6,417,361	$ 97,288,159	$ 777,120	$104,498,972
[2] Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.
The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:
Other Financial
Instruments[3]
Liabilities
	Balance, as of August 31, 2008	—
	Accrued discounts/premiums	—
	Realized gain (loss)	—
	Change in unrealized appreciation (depreciation)	—
	Net purchases (sales)	—
	Net transfers in/out of Level 3	$ (112,385)
	Balance as of August 31, 2009	$ (112,385)
[3] Other financial instruments are unfunded loan commitments.
See Notes to Financial Statements.
70	ANNUAL REPORT			AUGUST 31, 2009

Statement of Assets and Liabilities	Master Senior Floating Rate LLC
August 31, 2009
Assets
Investments at value — unaffiliated (cost — $520,136,694)	$ 444,055,805
Investments at value — affiliated (cost — $33,608,423)		33,608,423
Unrealized appreciation on foreign currency exchange contracts		38,692
Foreign currency at value (cost — $37,381)		37,366
Cash		109,518
Interest receivable		3,971,146
Investments sold receivable		3,893,176
Contributions receivable from investors		748,255
Swap premium paid		521,311
Prepaid expenses		18,214
Principal paydown receivable		13,843
Other assets		189,286
Total assets		487,205,035
Liabilities
Unrealized depreciation on foreign currency exchange contracts		239,614
Unrealized depreciation on swaps		290,086
Unrealized depreciation on unfunded loan commitments		112,385
Investments purchased payable		22,609,445
Investment advisory fees payable		367,525
Deferred income		142,136
Other accrued expenses payable		110,093
Swaps payable		32,025
Other affiliates payable		1,442
Officer’s and Directors’ fees payable		725
Other liabilities		15,602
Total liabilities		23,921,078
Net Assets	$ 463,283,957
Net Assets Consist of
Investors’ capital	$ 539,991,233
Net unrealized appreciation/depreciation		(76,707,276)
Net Assets	$ 463,283,957
See Notes to Financial Statements.
ANNUAL REPORT	AUGUST 31, 2009	71

Statement of Operations			Master Senior Floating Rate LLC
Year Ended August 31, 2009
Investment Income
Interest				$ 31,329,626
Income — affiliated				278,853
Facility and other fees				523,623
Total income				32,132,102
Expenses
Investment advisory				4,077,764
Accounting services				171,056
Officer and Directors				55,859
Professional				45,947
Custodian				44,697
Printing				5,302
Miscellaneous				94,264
Total expenses excluding interest expense				4,494,889
Interest expense				8,398
Total expenses				4,503,287
Less fees waived by advisor				(11,939)
Total expenses after fees waived				4,491,348
Net investment income				27,640,754
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments				(51,663,096)
Swaps				46,864
Foreign currency				1,716,646
				(49,899,586)
Net change in unrealized appreciation/depreciation on:
Investments				(15,700,804)
Swaps				(348,501)
Foreign currency				(1,136,888)
Unfunded corporate loans				259,893
				(16,926,300)
Total realized and unrealized loss				(66,825,886)
Net Decrease in Net Assets Resulting from Operations				$ (39,185,132)
Statements of Changes in Net Assets			Master Senior Floating Rate LLC
			Year Ended
			August 31,
Increase (Decrease) in Net Assets:			2009	2008
Operations
Net investment income			$ 27,640,754	$ 40,966,288
Net realized loss			(49,899,586)	(21,219,849)
Net change in unrealized appreciation/depreciation			(16,926,300)	(27,182,080)
Net decrease in net assets resulting from operations			(39,185,132)	(7,435,641)
Capital Transactions
Proceeds from contributions			45,763,562	62,053,522
Fair value of withdrawals			(132,042,492)	(224,197,628)
Net decrease in net assets derived from capital transactions			(86,278,930)	(162,144,106)
Net Assets
Total decrease in net assets			(125,464,062)	(169,579,747)
Beginning of year			588,748,019	758,327,766
End of year			$ 463,283,957	$ 588,748,019
See Notes to Financial Statements.
72	ANNUAL REPORT	AUGUST 31, 2009

Statement of Cash Flows
Year Ended August 31, 2009
Cash Provided by Operating Activities
Net decrease in net assets resulting from operations		$ (39,185,132)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable		910,414
Increase in other assets		(131,011)
Decrease in prepaid expenses		2,653
Decrease in investment advisor payable		(119,166)
Decrease in other affiliates payable		(2,746)
Increase in other liabilities payable		14,863
Decrease in accrued expenses payable		(133,431)
Increase in swaps payable		8,643
Increase in Officer’s and Directors’ fees		466
Swap premium received		6,400
Swap premium paid		(600,638)
Net realized and unrealized loss		68,061,566
Amortization of premium and discount on investments		(4,115,187)
Paid-in-kind Income		(686,595)
Proceeds from sales and paydowns of long-term securities		263,963,681
Purchases of long-term securities		(198,389,728)
Net purchases of short-term investments		(4,542,386)
Cash provided by operating activities		85,062,666
Cash Used for Financing Activities
Cash receipts from borrowings		29,000,000
Cash payments on borrowings		(29,000,000)
Cash receipts from contributions		46,446,155
Cash payments on withdrawals		(132,042,492)
Cash used for financing activities		(85,596,337)
Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations		13,927
Cash
Net decrease in cash		(519,744)
Cash at beginning of year		666,628
Cash at end of year		$ 146,884
Cash Flow Information
Cash paid for interest		$ 8,398
See Notes to Financial Statements.
ANNUAL REPORT	AUGUST 31, 2009	73

Financial Highlights				Master Senior Floating Rate LLC
			Year Ended August 31,
		2009	2008	2007	2006	2005
Total Investment Return
Total investment return		(4.23)%	(1.08)%	3.49%	5.37%	5.78%
Ratios to Average Net Assets
Total expenses		1.05%	1.04%	1.04%	1.04%	1.01%
Total expenses after fees waived		1.05%	1.04%	1.04%	1.04%	1.01%
Total expenses after fees waived and excluding interest expense		1.04%	1.04%	1.02%	1.03%	1.01%
Net investment income		6.44%	6.41%	7.07%	6.22%	4.52%
Supplemental Data
Net assets, end of year (000)		$ 463,284	$ 588,748	$ 758,328	$ 925,910	$ 1,032,819
Portfolio turnover		47%	56%	46%	54%	53%
Average loan outstanding during the year (000)		$ 420	—	$ 2,255	$ 1,932	—
See Notes to Financial Statements.
74	ANNUAL REPORT		AUGUST 31, 2009

Notes to Financial Statements Master Senior Floating Rate LLC

1. Organization and Significant Accounting Policies:

Master Senior Floating Rate LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.
The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation of Investments: The Master LLC values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Master
LLC’s Board. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield meas-
ures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued utilizing quotes received daily by the Master LLC’s pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-
term securities with maturities less than 60 days may be valued at amor-
tized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by the Board as reflecting fair value
(“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Master LLC reports foreign currency related transactions as compo-
nents of realized gains for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: The Master LLC may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are gener-
ally (i) the lending rate offered by one or more European banks, such as
LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Master LLC consider these investments to be investments in debt securities for pur-
poses of their investment policies.

The Master LLC earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and con-
sent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When the Master LLC buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee.
On an ongoing basis, the Master LLC may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Master LLC may receive a prepay-
ment penalty fee upon the prepayment of a floating rate loan by a bor-
rower. Other fees received by the Master LLC may include covenant waiver fees and covenant modification fees.

The Master LLC may invest in multiple series or tranches of a loan.
A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Master LLC may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Master LLC having a con-
tractual relationship only with the lender, not with the borrower. The Master
LLC will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

ANNUAL REPORT AUGUST 31, 2009 75

Notes to Financial Statements (continued) Master Senior Floating Rate LLC

In connection with purchasing Participations, the Master LLC generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Master LLC may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Master LLC will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master LLC’s invest-
ments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master LLC may be treated as general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Master LLC either delivers collateral or segregates assets in connection with certain investments (e.g., swaps and foreign cur-
rency exchange contracts) the Master LLC will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (mini-
mum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, with respect to the Master LLC, investment transactions are recorded on the dates the trans-actions are entered into (the trade dates).
Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Master LLC amortizes all premiums and discounts on debt securities.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Master LLC files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended August 31, 2009. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial
Accounting Standards No. 166, “Accounting for Transfers of Financial Assets
— an amendment of FASB Statement No. 140” (“FAS 166”), was issued.
FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows;
and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date.
Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166.
The impact of FAS 166 on the Master LLC’s financial statement disclo-
sures, if any, is currently being assessed.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the value of the underlying security or if the counter-party does not perform under the contract. The Master LLC may mitigate counterparty risk through master netting agreements included within an International Swap and
Derivatives Association, Inc. (“ISDA”) Master Agreement between the Master
LLC and each of its counterparties. The ISDA Master Agreement allows the
Master LLC to offset with its counterparty certain derivative financial instru-
ments’ payables and/or receivables with collateral held with each counter-
party. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master LLC from its counterparties are not fully collat-
eralized contractually or otherwise, the Master LLC bears the risk of loss from the counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices.

The Master LLC’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Master LLC.
Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event

76 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued) Master Senior Floating Rate LLC the Master LLC’s net assets decline by a stated percentage or the Master
LLC fails to meet the terms of its ISDA Master Agreements, which would cause the Master LLC to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Master LLC may enter into for-
eign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date.
Foreign currency exchange contracts, when used by the Master LLC, help to manage the overall exposure to the foreign currency backing some of the investments held by the Master LLC. The contract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of for-
eign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Swaps: The Master LLC may enter into swap agreements, in which the
Master LLC and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master LLC are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (deprecia-
tion). When the swap is terminated, the Master LLC will record a realized gain or loss equal to the difference between the proceeds from (or cost
of) the closing transaction and the Master LLC’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the
Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — The Master LLC may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master LLC enters into credit default agreements to provide a measure of protec-
tion against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed
(as seller of protection). The Master LLC may either buy or sell (write)
credit default swaps on single-name issuers (corporate or sovereign)
or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bank-
ruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consid-
eration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, the Master LLC will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Master LLC will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the refer-
enced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Derivatives Not Accounted for as Hedging Instruments under Financial
Accounting Standards Board Statement of Financial Accounting Standards
No. 133, “Accounting for Derivative Instruments and Hedging Activities”
Master Senior Floating Rate LLC
Values of Derivative Instruments as of August 31, 2009*

	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets and		of Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value
	Unrealized		Unrealized
	appreciation		depreciation
	on foreign		on foreign
	currency		curency
Foreign currency exchange	exchange		exchange
contracts	contracts	$38,692	contracts	$239,614
Unrealized
depreciation
Credit contracts		—	on swaps	290,086
Total		$38,692		$529,700
* For open derivative instruments as of August 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended
August 31, 2009.
The Effect of Derivative Instruments on the Statement of Operations
Year Ended August 31, 2009

Net Realized Gain (Loss) From Derivatives Recognized in Income

Foreign
Currency
Exchange
	Contracts		Swaps	Total
Foreign currency exchange
contracts	$ 719,893		—	$ 719,893
Credit contracts		—	$ 46,864	$ 46,864
Total	$ 719,893	$ 46,864	$ 766,757

ANNUAL REPORT AUGUST 31, 2009 77

Notes to Financial Statements (continued) Master Senior Floating Rate LLC

Net Change in Unrealized Appreciation/Depreciation
on Derivatives Recognized in Income

Foreign
Currency
Exchange
	Contracts	Swaps	Total
Foreign exchange
contracts	$ (858,335)	—	$ (858,335)
Credit contracts	—	$ (348,501)	$ (348,501)
Total	$ (858,335)	$ (348,501)	$(1,206,836)

3. Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Master LLC under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of
Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Master LLC’s portfo-
lio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee at an annual rate of 0.95% of the average daily value of the Master LLC’s net assets.

The Manager has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc. (“BFM”), an affiliate the Manager, under which the Manager pays BFM for services it provides, monthly fee that is a percentage of the investment advisory fee paid by the Master LLC to the Manager.

The Manager has agreed to waive its advisory fee by the amount of invest-
ment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended August 31, 2009, the Master LLC reimbursed the
Advisor $8,441 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master LLC reimburses the
Manager for compensation to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2009 were
$196,913,499 and $259,646,559, respectively.

5. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Master LLC may be exposed to counterparty risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may default. Financial assets, which potentially expose the Master LLC to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master LLCs’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the
Master LLCs’ Statement of Assets and Liabilities.

6. Commitments:

The Master LLC may invest in floating rate loans. In connection with these investments, the Master LLC may also enter into unfunded corporate loan
(“commitments”). Commitments may obligate the Master LLC to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Master LLC earns a commitment fee, typically set as a percentage of the commitment amount.

Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2009 the Master LLC had the following unfunded loan commitments:

		Value of
	Unfunded	Underlying
	Commitment	Loan
Borrower	(000)	(000)
Big West Oil	$ 562	$ 517
Smurfit Corp.	$1,039	$ 971
Vought Aircraft Industries, Inc.	$2,185	$2,043

7. Short-Term Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Master LLC may borrow under the

78 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (concluded) Master Senior Floating Rate LLC credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Master LLC paid its pro rata share of a
0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Master LLC pays a commitment fee of
0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the
Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agree-
ment) in effect from time to time. For the year ended August 31, 2009 the daily weighted average interest rate was 2.00%.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Master LLC through October 30, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT AUGUST 31, 2009 79

Report of Independent Registered Public Accounting Firm Master Senior Floating Rate LLC

To the Investors and Board of Directors of Master Senior
Floating Rate LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate LLC
(the “Master LLC”) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These finan-
cial statements and financial highlights are the responsibility of the Master
LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial report-
ing as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the cus-
todian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Master Senior Floating Rate LLC as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with account-
ing principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 30, 2009

80 ANNUAL REPORT AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or the Board of Trustees, as the case may be (each, a “Board,” and collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Defined Opportunity
Credit Trust (“BHL”), BlackRock Diversified Income Strategies Fund, Inc.
(“DVF”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”),
BlackRock Limited Duration Income Trust (“BLW,” and together with BHL,
DVF, and FRA, each a “Fund” and, collectively, the “Funds”) and Master
Senior Floating Rate Fund LLC (the “Master LLC”) met on April 14, 2009
and May 28 – 29, 2009 to consider the approval of its respective fund’s investment advisory agreement (each, an “Advisory Agreement”) with
BlackRock Advisors, LLC (the “Manager”), each fund’s investment advisor.
The Board of each of the Funds and the Master LLC also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”)
between each such Fund or the Master LLC, as applicable, the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”). BlackRock
Senior Floating Rate Fund, Inc. (“Senior Floating Rate”) and BlackRock
Senior Floating Rate Fund II, Inc. (“Senior Floating Rate II,” and together with Senior Floating Rate, each, a “Feeder Fund” and together, the “Feeder
Funds”) currently invest substantially all of their investable assets in the
Master LLC; accordingly, the Boards of each of the Feeder Funds also considered the approval of the Advisory Agreement and the Sub-Advisory
Agreement between the Master LLC, the Manager and the Sub-Advisor. The
Feeder Funds do not require investment advisory services because all of their investments are made at the Master LLC level.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with regard to its respective fund.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” of any of the Funds, the Feeder Funds or the Master LLC as
defined in the Investment Company Act of 1940, as amended (the “1940
Act”) (the “Independent Board Members”). The Board Members of each fund are responsible for the oversight of the operations of such fund and perform the various duties imposed on the directors of investment com-
panies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties.
The Chairman of each Board is an Independent Board Member. Each
Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee,
a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective fund by the personnel of BlackRock and its affiliates, including investment manage-
ment, administrative and shareholder services, oversight of fund account-
ing and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their com-
mittees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the funds and their shareholders. Among the matters the Boards considered were: (a) invest-
ment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out-
performance or underperformance against its peers; (b) fees, including advisory fees, administration fees with respect to the Feeder Funds, and other amounts paid to BlackRock and its affiliates by the funds for services such as call center and fund accounting, and, in the case of the Feeder
Funds, transfer agency, marketing and distribution; (c) fund operating expenses; (d) the resources devoted to, and compliance reports relating to, the funds’ investment objectives, policies and restrictions, (e) the funds’
compliance with their Codes of Ethics and compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of port-
folio transactions; (j) BlackRock’s implementation of the funds’ valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements.
Each Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund and Feeder Fund fees and expenses, and the investment performance of each Fund and Feeder Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”);
(b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund, each
Feeder Fund and the Master LLC to BlackRock and (f) an internal com-
parison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

ANNUAL REPORT AUGUST 31, 2009 81

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 28 – 29, 2009, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund or the Master
LLC, as applicable, and the Sub-Advisory Agreement between its Fund or the Master LLC, as applicable, the Manager and the Sub-Advisor, each for a one-year term ending June 30, 2010. The Board of Directors of each
Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory. The Boards considered all factors they believed relevant with respect to the Funds and the Master LLC, includ-
ing, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds, the
Feeder Funds and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Funds, the Feeder Funds and the Master LLC; (d) economies of scale; and (e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Fund’s or the Master LLC’s portfolio holdings, as applicable, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with such Fund, the Feeder Funds or the Master LLC and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The
Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any par-
ticular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Fund, Feeder Fund, or the
Master LLC, as applicable. Throughout the year, each Board compared its respective Fund’s or Feeder Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials pro-
vided by its respective Fund’s or the Master LLC’s portfolio management team discussing such fund’s performance and such fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respec-
tive Fund’s or the Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commit-
ment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management per-
sonnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Fund’s or the Master
LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respec-
tive Fund, Feeder Fund or the Master LLC. BlackRock and its affiliates and significant shareholders provide the Funds, the Feeder Funds and the
Master LLC with certain administrative services, in the case of the Feeder
Funds, transfer agency and shareholder services, and other services (in addition to any such services provided to the funds by third parties) and officers and other personnel as are necessary for the operations of the funds. In addition to investment advisory services, BlackRock and its affili-
ates provide the Funds, the Feeder Funds and the Master LLC with other services, including (i) preparing disclosure documents, such as the pros-
pectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing com-
munications with analysts to support secondary market trading of the funds;
(iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the funds, such as tax reporting, fulfilling reg-
ulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and pro-
cedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board,
including its Independent Board Members, also reviewed and considered the performance history of its respective Fund, Feeder Fund, or the Master
LLC, as applicable. In preparation for the April 14, 2009 meeting, each
Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of its respective Fund’s or Feeder
Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which ana-
lyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the invest-
ment performance of its respective Fund or Feeder Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in such Fund’s or Feeder Fund’s applicable Lipper category. Each
Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Fund, Feeder Fund, or the Master LLC throughout the year.

The Board of each of FRA, BLW and Senior Floating Rate I noted that, in general, FRA, BLW and Senior Floating Rate I performed better than their respective Peers in that the performance of each of FRA, BLW and Senior
Floating Rate I was at or above the median of its respective Lipper perform-
ance universe in each of the one-, three- and five-year periods reported.

The Board of BHL noted that, in general, BHL performed better than its
Peers in that BHL’s performance was at or above the median of its Lipper performance universe in the since inception period reported.

The Board of Senior Floating Rate II noted that although Senior Floating
Rate II underperformed its Peers in at least two of the one-, three- and five-
year periods reported, such underperformance was not greater than 10% of

82 ANNUAL REPORT AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

the median return of its Peers for any of the periods. The Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving Senior Floating
Rate II’s performance. Based on its review, the Board generally was satis-
fied with BlackRock’s efforts to manage Senior Floating Rate II.

The Board of DVF noted that DVF performed below the median of its Lipper performance universe in the one-year, three-year and since inception peri-
ods reported. The Board and BlackRock reviewed the reasons for DVF’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, DVF’s credit allocation for most of the period was overweight CCC and B and underweight BB. Since lower quality credits underperformed higher quality during the period, this nega-
tively impacted performance.

For DVF, the Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve DVF’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: Each Board, including its Independent Board
Members, reviewed its respective Fund’s or the Master LLC’s contractual advisory fee rates compared with the other funds in its Lipper category.
Each Board also compared its respective Fund’s or the Feeder Funds’ total expenses, as well as actual management fees, to those of other compa-
rable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided the
Funds and the Master LLC. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by
BlackRock for services provided to the Funds, the Feeder Funds and the
Master LLC. The Boards reviewed BlackRock’s profitability with respect to the
Funds and the Master LLC and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate prof-
itability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes man-
aged by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the
Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operat-
ing margin compared to the operating margin for leading investment man-
agement firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating margins for
BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addi-
tion, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds, the Feeder Funds and the Master LLC by BlackRock, and
BlackRock’s and its affiliates’ profits relating to the management and dis-
tribution of the Funds, the Feeder Funds and the Master LLC and the other funds advised by BlackRock and its affiliates. As part of its analysis, the
Boards reviewed BlackRock’s methodology in allocating its costs to the management of the funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of DVF, FRA and BLW noted that its respective Fund paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contrac-
tual management fees paid by such Fund’s Peers.

The Board of Senior Floating Rate I noted that, although Senior Floating
Rate I paid contractual management fees higher than the median of its
Peers, its actual total expenses were lower than or equal to the median of its Peers.

The Board of Senior Floating Rate II noted that, although Senior Floating Rate
II paid contractual management fees higher than the median of its Peers, its actual total expenses were within 5% of the actual total expense median.

The Board of BHL noted that BHL pays contractual management fees that are higher than the median of its Peers and considered this higher fee in light of the quality of services provided by the Manager and the investment objectives and policies of BHL. The Board also noted that BHL is included in a Lipper Peer group where most funds commenced operations between
6 and 10 years ago. There are 3 Peer funds that were offered recently and are more appropriate funds for comparison as they contain a more appro-
priate pricing structure for bank loan products offered in the current market environment. These recently offered funds are similar portfolios that are being offered to take advantage of current market opportunities. BHL is competitive when compared to these 3 Peer funds.

D. Economies of Scale: Each Board, including its Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its respective Fund or the Master LLC increase and whether there should be changes in the advisory fee rate or structure in order to enable such Fund or the Master LLC to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such Fund or the Master LLC, as applicable. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards

ANNUAL REPORT AUGUST 31, 2009 83

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or “fall-
out” benefits that BlackRock or its affiliates and significant shareholders may derive from their relationship with the Funds, the Feeder Funds and the Master LLC, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, the Feeder Funds and the Master LLC, including for administrative, and in the case of the Feeder Funds transfer agency, and distribution services. The Boards also noted that BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock, which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respec-
tive Fund or the Master LLC and the Manager for a one-year term ending
June 30, 2010 and, as applicable, the Sub-Advisory Agreement between such Fund or the Master LLC, the Manager and Sub-Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund or the Master LLC and its shareholders. The Board of Directors of each Feeder Fund, including the
Independent Board Members, also considered the continuation of the
Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, each
Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board
Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund or the Master LLC reflects the results of several years of review by such Fund’s and the Master LLC’s
Board Members and predecessor Board Members, as applicable, and dis-
cussions between such Board Members (and predecessor Board Members)
and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrange-
ments in prior years.

84 ANNUAL REPORT AUGUST 31, 2009

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a Fund are automatically reinvested in additional Common Shares of the
Fund. The Plan is administered on behalf of the shareholders by BNY
Mellon Shareowner Services for Senior Floating Rate and Senior Floating
Rate II and Computershare Trust Company, N.A. for BHL, DVF, FRA and BLW
(individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of addi-
tional unissued but authorized shares of the Funds (“newly issued shares”)
or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange, as applicable, or elsewhere. If, on the divi-
dend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commis-
sions (a condition often referred to as a “market premium”), the Plan
Agents will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a con-
dition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares.
If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested por-
tion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she pur-
chases shares of Common Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the
Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds.
The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the
Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, broker-
age commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possi-
ble that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable dis-
tribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the
Plan might be required to report as ordinary income a portion of their dis-
tributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of Senior Floating Rate and Senior
Floating Rate II should contact BNY Mellon Shareowner Services, P.O. Box
385035, Pittsburgh, PA 15252-8035 Telephone: (866) 216-0242 and
shareholders of BHL, DVF, FRA and BLW should contact Computershare Trust
Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 Telephone:
(800) 699-1BFM or overnight correspondence should be directed to the
Plan Agent at 250 Royall Street, Canton, MA 02021.

Officers and Directors
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian	104 RICS consisting of	Arch Chemical
40 East 52nd Street	of the Board	2007	Life Insurance Company of America since 1998; Trustee, Educational	101 Portfolios	(chemical and allied
New York, NY 10022	and Director		Testing Service from 1997 to 2009 and Chairman from 2005 to 2009		products)
1946			Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since	104 RICs consisting of	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	101 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Director of		Care Investment
1950	the Audit		Enable Medical Corp. from 1996 to 2005.		Trust, Inc. (health
	Committee				care real estate
	and Director				investment trust)
G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	104 RICs consisting of	None
40 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies	101 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Chairman and Manager, Penn West Industrial
Trucks LLC (sales, rental and servicing of material handling equipment)
from 2005 to 2007; Chairman, President and Chief Executive Officer,
Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors,
National Retail Properties (REIT) from 2006 to 2007.
Kent Dixon	Director and	Since	Consultant/Investor since 1988.	104 RICs consisting of	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1937	Committee
Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	104 RICs consisting of	None
40 East 52nd Street	Member of	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	101 Portfolios
New York, NY 10022	the Audit		School of Management, since 2006; Adjunct Professor of Finance
1948	Committee		and Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting	104 RICs consisting of	The McClatchy
40 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from	101 Portfolios	Company
New York, NY 10022			2000 to 2008 and Trustee Emeritus thereof since 2008; Member of		(publishing)
1941			the Board of Partners Community Healthcare, Inc. since 2005;
Member of the Corporation of Partners HealthCare since 1995;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003.
James T. Flynn	Director and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	104 RICs consisting of	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC	104 RICs consisting of	BlackRock Kelso
40 East 52nd Street		2007	(scientific equipment)since 2000.	101 Portfolios	Capital Corp.
New York, NY 10022
1942
86	ANNUAL REPORT		AUGUST 31, 2009

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty	104 RICs consisting of	ADP (data and
40 East 52nd Street		2007	member since 1988; Co-Director, Columbia Business School’s	101 Portfolios	information services),
New York, NY 10022			Entrepreneurship Program from 1997 to 2004; Visiting Professor,		KKR Financial
1958			John F. Kennedy School of Government at Harvard University and the		Corporation (finance),
			Harvard Business School since 1985 and at the University of Chicago		Metropolitan Life
			since 1994; Chairman, U.S. Council of Economic Advisers under the		Insurance Company
			President of the United States from 2001 to 2003.		(insurance)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard	104 RICs consisting of	None
40 East 52nd Street		2007	Business School; Deputy Dean for Academic Affairs, since 2006; Unit	101 Portfolios
New York, NY 10022			Head, Finance, Harvard Business School, from 2005 to 2006; Senior
1951			Associate Dean and Chairman of the MBA Program of Harvard Business
School, from 1999 to 2005; Member of the faculty of Harvard Business
School since 1981; Independent Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Funds and Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’/
Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G.
Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996;
Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
Interested Directors[3]
Richard S. Davis	President	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street	173 RICs	None
40 East 52nd Street	and	2007	Research & Management Company from 2000 to 2005; Chairman of the Board	consisting of
New York, NY 10022	Director		of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman,	283 Portfolios
1945			SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	173 RICs	None
40 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	consisting of
New York, NY 10022			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond	283 Portfolios
1947			Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds/Master LLC based on his position with BlackRock,
Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	ANNUAL REPORT		AUGUST 31, 2009		87

Officers and Directors (concluded)
Position(s)
Held with
Name, Address	Funds/	Length of
and Year of Birth	Master LLC	Time Served Principal Occupation(s) During Past 5 Years
Funds/Master LLC Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
40 East 52nd Street	and Chief	2009	Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of
New York, NY 10022	Executive		BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Brendan Kyne	Vice	Since	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail
40 East 52nd Street	President	2009	Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008;
New York, NY 10022			Associate of BlackRock, Inc. from 2002 to 2004.
1977
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of
New York, NY 10022			MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.)
40 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Funds/Master LLC serve at the pleasure of the Board of Directors.
Investment Advisor	Custodians		Transfer Agent	Accounting Agent	Independent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank		Common Shares	State Street Bank	Registered Public	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[2]		Computershare Trust Company, N.A.[2]	and Trust Company	Accounting Firm	Meagher & Flom LLP
	Boston, MA 02101		Providence, RI 02940	Princeton, NJ 08540	Deloitte & Touche LLP	New York, NY 10036
Sub-Advisor
Princeton, NJ 08540
BlackRock Financial	The Bank of		PNC Global Investment			Address of the Funds
Management, Inc	New York Mellon[3]		Servicing (U.S.) Inc.[3]			100 Bellevue Parkway
New York, NY 10022	New York, NY 10286		Wilmington, DE 19809			Wilmington, DE 19809
[2] For BHL, DVF, FRA, and BLW.
[3] For Senior Floating Rate and Senior Floating Rate II.

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Funds and Master LLC retired. The
Funds’ and Master LLC’s Board of Directors wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Funds and Master LLC, and
Brendan Kyne became Vice President of the Funds and Master LLC.

88 ANNUAL REPORT AUGUST 31, 2009

Additional Information
Proxy Results
The Annual Meeting of Shareholders was held on August 26, 2009 for shareholders of record on June 29, 2009, to elect director nominees of each Fund:
Approved the Directors as follows:
	G. Nicholas Beckwith, III		Richard E. Cavanagh		Richard S. Davis
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
DVF	9,155,029	373,970	9,156,729	372,270	9,156,729	372,270
FRA	14,645,169	164,452	14,648,802	160,819	14,632,612	177,009
	Kent Dixon		Frank J. Fabozzi		Kathleen F. Feldstein
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
DVF	9,143,906	385,093	9,155,129	373,870	9,214,394	314,605
FRA	14,621,624	187,997	14,662,972	146,649	14,627,697	181,924
	James T. Flynn		Henry Gabbay		Jerrold B. Harris
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
DVF	9,144,616	384,383	9,157,685	371,314	9,153,500	375,499
FRA	14,647,862	161,759	14,632,690	176,931	14,643,243	166,378
	R. Glenn Hubbard		W. Carl Kester		Karen P. Robards
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
DVF	9,132,619	396,380	9,144,844	384,155	9,215,478	313,521
FRA	14,658,263	151,358	14,647,982	161,639	14,620,093	189,528
Approved the Class II Directors/Trustees as follows:
	Richard S. Davis		Frank J. Fabozzi		James T. Flynn
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BHL	8,275,596	252,027	8,275,596	252,027	8,174,587	353,036
BLW	32,281,241	701,401	32,281,241	701,401	32,257,346	725,296
Karen P. Robards

		Votes
	Votes For	Withheld
BHL	8,262,061	265,562
BLW	32,228,618	754,024

Fund Certification

Certain Funds are listed for trading on the New York Stock Exchange
(“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The

Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net invest-
ment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

ANNUAL REPORT AUGUST 31, 2009 89

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by their shareholders or in the principal risk factors associated with investment in the Funds. Changes regarding the persons who are pri-
marily responsible for the day-to-day management for the Funds’ portfolios are noted in the boxed text below.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (202) 551-8090. Each Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
Securities and Exchange Commission’s website at http://www.sec.gov.

BHL, DVF, FRA, BLW, Senior Floating Rate and Senior Floating Rate II are managed by a team of financial professionals.
The portfolio managers are primarily responsible for the day-to-day management of the Funds’ portfolios. Effective May 8,
2009, Leland T. Hart, James E. Keenan and C. Adrian Marshall are the portfolio managers for BHL, BLW and DVF. Leland T.
Hart and C. Adrian Marshall are the portfolio managers for FRA, Senior Floating Rate and Senior Floating Rate II.

Mr. Hart is Managing Director of BlackRock, Inc. since 2009; Partner of R3 Capital Partners in 2009 and Managing
Director thereof from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008 and Executive Director thereof from 2003 to 2006.

Mr. Keenan is Managing Director of BlackRock, Inc. since 2008 and Director thereof from 2004 to 2008; Head of the
Leveraged Finance Portfolio team; and senior high yield trader at Columbia Management Group from 2003 to 2004.

Mr. Marshall is Director of BlackRock, Inc. since 2007 and Vice President thereof from 2004 to 2007.

90 ANNUAL REPORT AUGUST 31, 2009

Additional Information (concluded)

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s invest-
ment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calen-
dar year that will tell you how to report these distributions for federal income tax purposes.

		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year-to-Date			Distributions for the Fiscal Year-to-Date
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
BHL	$0.795949	—	$0.306551	$1.102500	72%	0%	28%	100%
DVF	$1.080595	—	$0.296905	$1.377500	78%	0%	22%	100%
FRA	$1.209873	—	$0.091341	$1.301214	93%	0%	7%	100%
BLW	$0.958695	—	$0.201334	$1.160029	83%	0%	17%	100%
Senior Floating Rate	$0.376591	—	$0.007176	$0.383768	98%	0%	2%	100%
Senior Floating Rate II.	$0.399235	—	$0.006780	$0.406016	98%	0%	2%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT AUGUST 31, 2009 91

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a represen-
tation of future performance. BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate
Income Strategies Fund, Inc., BlackRock Limited Duration Income Trust, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate
Fund II, Inc. leverage their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Defined
Opportunity Credit	$53,000	$62,000	$0	$8,000	$6,100	$6,100	$1,028	$1,049
Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Defined Opportunity	$414,628	$420,149
Credit Trust

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31,
2009.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Leland Hart, Managing Director at BlackRock, James E. Keenan, Managing
Director at BlackRock and C. Adrian Marshall, Director at BlackRock. Messrs. Hart,
Keenan and Marshall are the Fund’s co-portfolio managers and are responsible for the day-
to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s management team since 2008. Messrs. Hart and Marshall have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography
Leland Hart	Managing Director of BlackRock, Inc. since 2009; Partner of R3 Capital
	Partners ("R3") in 2009; Managing Director of R3 in 2008 - 2009; Managing
	Director of Lehman Brothers from 2006 - 2008; Executive Director of Lehman
	Brothers from 2003 - 2006.
James E. Keenan	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc.
	from 2004 - 2008; Head of the Leveraged Finance Portfolio team; senior high
	yield trader at Columbia Management from 2003 to 2004.
C. Adrian Marshall	Director of BlackRock, Inc. since 2007; Vice President of BlackRock, Inc.
	from 2004 - 2007.
(a)(2) As of August 31, 2009:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Leland Hart	8	1	0	0	0	0
	$2.33 Billion	$36.6 Million	$0	$0	$0	$0
James E. Keenan	22	19	47	0	9	6
	$2.8 Billion	$5.92 Billion	$4.8 Billion	$0	$3.6 Billion	$593.2 Million
C. Adrian Marshall	8	15	6	0	10	0
	$2.33 Billion	$4.23 Billion	$1.06 Billion	$0	$3.48 Billion	$0
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Keenan and
Marshall currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of August 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g., CSFB Leveraged Loan Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in
BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.
Messrs. Keenan and Marshall have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Keenan and Marshall have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities.
	Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned
	Leland Hart	$50,001 - $100,000
	James E. Keenan	$100,001 - $500,000
	C. Adrian Marshall	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Defined Opportunity Credit Trust

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Defined Opportunity Credit Trust

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Defined Opportunity Credit Trust

Date: October 22, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Defined Opportunity Credit Trust

Date: October 22, 2009